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                                                                    Exhibit 10.3

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                                CREDIT AGREEMENT

                                      AMONG

                         NORTH AMERICAN VAN LINES, INC.,

                        THE FOREIGN SUBSIDIARY BORROWERS
                        FROM TIME TO TIME PARTIES HERETO,

                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO,

                              THE BANK OF NEW YORK,
                             AS DOCUMENTATION AGENT

                         BANC OF AMERICA SECURITIES LLC,
                              AS SYNDICATION AGENT

                                       AND

                            THE CHASE MANHATTAN BANK,
                               AS COLLATERAL AGENT
                            AND ADMINISTRATIVE AGENT

                          DATED AS OF NOVEMBER 19, 1999
                       AND AMENDED AS OF NOVEMBER 23, 1999

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            CHASE SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC,
                                  AS ARRANGERS
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                               TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS......................................................2
       1.1  Defined Terms....................................................2
       1.2  Other Definitional Provisions...................................30

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.................................31
       2.1  Revolving Credit Commitments....................................31
       2.2  Revolving Credit Notes..........................................31
       2.3  Procedure for Revolving Credit Borrowing........................32
       2.4  Termination or Reduction of Revolving Credit Commitments........33
       2.5  Swing Line Commitments..........................................33
       2.6  Term Loans......................................................35
       2.7  Tranche A Term Notes............................................35
       2.8  Tranche B Term Notes............................................36
       2.9  Procedure for Term Loan Borrowing...............................38
       2.10  Repayment of Loans.............................................38

SECTION 3.  LETTERS OF CREDIT...............................................39
       3.1  L/C Commitment..................................................39
       3.2  Procedure for Issuance of Letters of Credit.....................40
       3.3  Fees, Commissions and Other Charges.............................40
       3.4  L/C Participations..............................................41
       3.5  Reimbursement Obligation of the Borrowers.......................42
       3.6  Obligations Absolute............................................43
       3.7  Letter of Credit Payments.......................................43
       3.8  Application.....................................................44

SECTION 4.   GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT...44
       4.1  Interest Rates and Payment Dates................................44
       4.2  Conversion and Continuation Options.............................44
       4.3  Minimum Amounts of Tranches.....................................45
       4.4  Optional and Mandatory Prepayments and Commitment Reductions....45
       4.5  Commitment Fees; Administrative Agent's Fee; Other Fees.........49
       4.6  Computation of Interest and Fees................................50
       4.7  Inability to Determine Interest Rate............................50
       4.8  Pro Rata Treatment and Payments.................................51
       4.9  Illegality......................................................53
       4.10  Requirements of Law............................................53
       4.11  Taxes..........................................................55
       4.12  Indemnity......................................................57
       4.13  Certain Rules Relating to the Payment of Additional Amounts....58

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       4.14  Controls on Prepayment if Aggregate Outstanding Revolving
               Credit Exceeds Aggregate Revolving Credit Commitments........59

SECTION 5.  REPRESENTATIONS AND WARRANTIES..................................60
       5.1  Financial Condition.............................................60
       5.2  No Change; Solvent..............................................62
       5.3  Corporate Existence; Compliance with Law........................62
       5.4  Corporate Power; Authorization; Enforceable Obligations.........62
       5.5  No Legal Bar....................................................63
       5.6  No Material Litigation..........................................63
       5.7  No Default......................................................63
       5.8  Ownership of Property; Liens....................................63
       5.9  Intellectual Property...........................................64
       5.10  No Burdensome Restrictions.....................................64
       5.11  Taxes..........................................................64
       5.12  Federal Regulations............................................64
       5.13  ERISA..........................................................64
       5.14  Collateral.....................................................65
       5.15  Investment Company Act; Other Regulations......................66
       5.16  Subsidiaries...................................................66
       5.17  Purpose of Loans...............................................66
       5.18  Environmental Matters..........................................66
       5.19  No Material Misstatements......................................67
       5.20  Delivery of the Transaction Documents..........................68
       5.21  Representations and Warranties Contained in the Transaction
               Documents ...................................................68
       5.22  Labor Matters..................................................68
       5.23  Senior Indebtedness............................................68
       5.24  Year 2000......................................................68

SECTION 6.  CONDITIONS PRECEDENT............................................69
       6.1  Conditions to Initial Extension of Credit.......................69
       6.2  Conditions to Each Other Extension of Credit....................75
       6.3  Additional Conditions Applicable to Foreign Subsidiary
              Borrowers.....................................................75

SECTION 7.  AFFIRMATIVE COVENANTS...........................................77
       7.1  Financial Statements............................................77
       7.2  Certificates; Other Information.................................79
       7.3  Payment of Obligations..........................................80
       7.4  Conduct of Business and Maintenance of Existence................80
       7.5  Maintenance of Property; Insurance..............................80
       7.6  Inspection of Property; Books and Records; Discussions..........80
       7.7  Notices.........................................................80
       7.8  Environmental Laws..............................................82
       7.9  After-Acquired Real Property and Fixtures.......................83
       7.10  Acquired Subsidiaries; Further Security and Guarantees.........84

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       7.11  Interest Rate Protection Agreement.............................85
       7.12  Capital Contributions from Holding.............................85
       7.13  Maintenance of New York Process Agent..........................85
       7.14  Updated Survey for California Mortgaged Property...............86

SECTION 8.  NEGATIVE COVENANTS..............................................86
       8.1  Financial Condition Covenants...................................86
       8.2  Limitation on Indebtedness......................................87
       8.3  Limitation on Liens.............................................89
       8.4  Limitation on Guarantee Obligations.............................91
       8.5  Limitation on Fundamental Changes...............................93
       8.6  Limitation on Sale of Assets....................................94
       8.7  Limitation on Loans and Dividends to Holding....................96
       8.8  Limitation on Capital Expenditures..............................97
       8.9  Limitation on Investments, Loans and Advances...................97
       8.10  Limitations on Certain Acquisitions...........................100
       8.11  Limitation on Transactions with Affiliates....................100
       8.12  Limitation on Sales and Leasebacks............................102
       8.13  Limitations on Dispositions of Collateral.....................102
       8.14  Limitation on Changes in Fiscal Year..........................102
       8.15  Limitation on Negative Pledge Clauses.........................102
       8.16  Limitation on Lines of Business; Creation of Subsidiaries.....103
       8.17  Limitation on Optional Payments and Modifications of Debt
               Instruments and other Material Agreements...................103

SECTION 9.  EVENTS OF DEFAULT..............................................104

SECTION 10.  THE ADMINISTRATIVE AGENT AND THE OTHER REPRESENTATIVES........108
       10.1  Appointment...................................................108
       10.2  Delegation of Duties..........................................108
       10.3  Exculpatory Provisions........................................108
       10.4  Reliance by Administrative Agent..............................109
       10.5  Notice of Default.............................................109
       10.6  Acknowledgments and Representations by Lenders................109
       10.7  Indemnification...............................................110
       10.8  Administrative Agent and Other Representatives in Their
               Respective Individual Capacities............................111
       10.9  Successor Administrative Agent................................111
       10.10  Swing Line Lender............................................111
       10.11 Release of Liens in Connection with Permitted Receivables
               Securitization .............................................111

SECTION 11.  MISCELLANEOUS.................................................112
       11.1  Amendments and Waivers........................................112
       11.2  Notices.......................................................115

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       11.3  No Waiver; Cumulative Remedies................................116
       11.4  Survival of Representations and Warranties....................116
       11.5  Payment of Expenses and Taxes.................................116
       11.6  Successors and Assigns; Participations and Assignments........117
       11.7  Adjustments; Set-off..........................................121
       11.8  Counterparts..................................................121
       11.9  Severability..................................................122
       11.10  Integration..................................................122
       11.11  GOVERNING LAW................................................122
       11.12  Submission To Jurisdiction; Waivers..........................122
       11.13  Judgment.....................................................123
       11.14  Acknowledgments..............................................124
       11.15  WAIVER OF JURY TRIAL.........................................124
       11.16  Confidentiality..............................................124
       11.17  Amendment and Restatement....................................125

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SCHEDULES

      I       Commitments; Lending Offices and Addresses
      II      Applicable Margin and Commitment Fee Step-Downs
      III     Designated Foreign Currencies
      IV      Foreign Subsidiary Borrowers
      V       Subsidiary Guarantors
      VI      Indicative Terms of Permitted Receivables Securitizations
      VII     Existing Letters of Credit
      4.4(d)  Fiscal Year End
      5.4     Consents, Authorizations, Notices and Filings Required
      5.14    Filing Jurisdictions and Lien Searches
      5.16    Subsidiaries
      8.2(e)  Permitted Indebtedness
      8.3(j)  Permitted Liens
      8.4(a)  Guarantee Obligations
      8.9(c)  Permitted Investments
      8.11(v) Permitted Transactions with Affiliates

EXHIBITS

    A-1   Form of Revolving Credit Note
    A-2   Form of Tranche A Term Note
    A-3   Form of Tranche B Term Note
    A-4   Form of Swing Line Note
    B     Form of Guarantee and Collateral Agreement
    C     Form of U.S. Tax Compliance Certificate
    D     Form of Prepayment Option Notice
    E     Form of Mortgage
    F     Form of Landlord Consent
    G-1   Form of Opinion of Special Counsel to the Borrowers
    G-2   Form of Opinion of Local Counsel to the Borrowers
    G-3   Form of Opinion of Counsel to the Foreign Subsidiary Borrowers
    H     Form of Assignment and Acceptance
    I     Form of Swing Line Loan Participation Certificate
    J     Form of Borrowing Certificate
    K     Form of Joinder Agreement
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            CREDIT AGREEMENT, dated as of November 19, 1999 and amended as of
November 23, 1999, among NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "Parent Borrower"), THE FOREIGN SUBSIDIARY BORROWERS (as hereinafter defined) (the Foreign Subsidiary Borrowers, together with the Parent Borrower, being collectively referred to as the "Borrowers" and each of them individually being referred to as a "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), THE BANK OF NEW YORK, as documentation agent (in such capacity, the "Documentation Agent"), BANC OF AMERICA SECURITIES LLC, as syndication agent (in such capacity, the "Syndication Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent and administrative agent for the Lenders hereunder (in such capacities, the "Administrative Agent").

            The parties hereto hereby agree as follows:

            WHEREAS, the Parent Borrower and certain of the Parent Borrower's wholly owned subsidiaries propose to acquire (the "Acquisition") substantially all of the capital stock (or substantially all of the assets) of certain subsidiaries of NFC plc, a company organized under the laws of England and Wales (the "Seller"), that are engaged in the Seller's moving services business (the "Acquired Business"), including without limitation Allied Van Lines Inc., for approximately (a) $400,000,000 in cash, (b) 24,500 shares of preferred stock of NA Holding Corporation, a Delaware corporation and the holding company parent of the Parent Borrower ("Holding"), having an initial liquidation preference of $24,500,000, (c) 174,961 shares of common stock of Holding, representing approximately 20% of Holding's issued and outstanding common stock (giving effect to vested options as of September 14, 1999), and (d) a warrant to purchase 87,480 shares of common stock of Holding at an exercise price of $400 per share, pursuant to the terms of the Acquisition Agreement, dated as of September 14, 1999 (as amended, supplemented or otherwise modified from time to time, the "Acquisition Agreement"), between Holding and the Seller;

            WHEREAS, in order to (a) finance a portion of the purchase price of the Acquisition, (b) refinance certain existing indebtedness of the Parent Borrower, (c) pay certain transaction fees and expenses related to the Acquisition, not to exceed $30,000,000 and (d) finance the working capital and other business requirements of the Parent Borrower and its subsidiaries following the consummation of the Acquisition, (w) the Parent Borrower intends to issue approximately $150,000,000 of senior subordinated unsecured notes in a Rule 144A private placement, (x) Holding intends to issue senior discount notes for gross cash proceeds of approximately $35,000,000, (y) Holding intends to borrow $40,000,000, which loan is contemplated to be repaid by December 31, 1999 with the proceeds of equity committed to be provided, and (z) the Parent Borrower has requested that the Lenders make the Loans and issue and participate in the Letters of Credit (as such terms are hereinafter defined) provided for herein; and

            WHEREAS, all the obligations of the Borrowers hereunder will be secured by, among other things, (a) a perfected lien on and security interest in certain collateral described in the Security Documents (such term and each other capitalized term used in this paragraph and not otherwise previously defined, as hereinafter defined), (b) a pledge of all the issued and outstanding Capital Stock (other than any such Capital Stock owned by unrelated third parties) of the Parent Borrower and each Domestic Subsidiary of the Parent Borrower that is a Material Subsidiary, whether now existing or subsequently organized or acquired, (c) a pledge of the issued and outstanding Capital Stock of each Foreign Subsidiary Holdco and each Foreign Subsidiary of the Parent Borrower that is not a Subsidiary

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of a Foreign Subsidiary Holdco, in each case, whether now existing or subsequently organized or acquired (which security interest shall not apply to more than 65% of the Capital Stock of any such Foreign Subsidiary Holdco or Foreign Subsidiary), and (d) agreements evidencing unconditional guarantees of payment and performance by each of the Guarantors;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and
      (c) the Federal Funds Effective Rate in effect on such day plus 2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business
      Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

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            "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

            "Acceleration": as defined in Section 9(e).

            "Accepting Lenders": as defined in subsection 4.4(g).

            "Accounts": as defined in the Uniform Commercial Code as in effect in the State of New York; and, with respect to the Parent Borrower and its Domestic Subsidiaries, all such Accounts of such Persons, whether now existing or existing in the future, including, without limitation, (i) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent) including, without limitation, all accounts created by or arising from all of such Person's sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (ii) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (iii) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (iv) all reserves and credit balances held by such Person with respect to any such accounts receivable or any Obligors, (v) all letters of credit, guarantees or collateral for any of the foregoing and (vi) all insurance policies or rights relating to any of the foregoing.

            "Acquired Business": as defined in the Recitals hereto.

            "Acquisition": as defined in the Recitals hereto.

            "Acquisition Agreement": as defined in the Recitals hereto.

            "Adjustment Date": each date occurring after the completion of the first fiscal quarter of the Parent Borrower after the Effective Date that is the second Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to subsection 7.1(c) or 7.1(d), as applicable, for the most recently completed fiscal period and (ii) the related compliance certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

            "Administrative Agent": as defined in the Preamble hereto.

            "Affected Eurocurrency Loans": as defined in subsection 4.9.

            "Affected Eurocurrency Rate": as defined in subsection 4.7.

            "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

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            "Agents": those independently owned local moving and storage companies that have entered into certain contractual arrangements with the Parent Borrower or any of its Subsidiaries to provide customers with the local sales, packing and warehousing services and a portion of the hauling services required to support the interstate moving operators of the Parent Borrower and its Subsidiaries, or any combination of such services.

            "Aggregate Outstanding Revolving Credit": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Revolving Credit Lender then outstanding (including, without limitation, in the case of Revolving Credit Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof), (b) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding and (c) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the Swing Line Loans then outstanding.

            "Agreement": this Credit Agreement, as amended, supplemented, waived or otherwise modified from time to time.

            "Applicable Margin": (i) as applied to a given Type of Tranche B Term Loans, the rate per annum set forth under the relevant column heading below:

                  ABR Loans               Eurocurrency Loans
                  ---------               ------------------
                    3.00%                       4.00%

      provided that the foregoing margins shall be reduced to 2.75%, in the case of ABR Loans, and 3.75%, in the case of Eurocurrency Loans, on the first Adjustment Date for which the Leverage Ratio, determined from the financial statements and compliance certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date, is less than
      3.75 to 1.00;

            (ii) as applied to a given Type of Revolving Credit Loans or Tranche A Term Loans, the rate per annum determined as follows: During the period from the Effective Date until the first Adjustment Date, the Applicable Margin in respect of Revolving Credit Loans and Tranche A Term Loans shall equal (A) with respect to ABR Loans, 2.00% per annum and (B) with respect to Eurocurrency Loans, 3.00% per annum. Such Applicable Margin will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading "ABR Loans Applicable Margin" or "Eurocurrency Loans Applicable Margin" on Schedule II which corresponds to the achievement of certain performance criteria determined from the financial statements and compliance certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date; provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(c) or 7.1(d), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then

                  (a) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect

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            to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of Revolving Credit Loans and Tranche A Term Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                  (b) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and

                  (c) if such financial statements and certificate are not
            delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin in respect of Revolving Credit Loans and Tranche A Term Loans shall be 3.00% per annum, in the case of Eurocurrency Loans, and 2.00% per annum, in the case of ABR Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

            "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

            "Approved Fund": with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans which is managed or advised by the same investment advisor as such Lender or by an affiliate of such investment advisor.

            "Arrangers": CSI and BAS in their respective capacities as arrangers and as joint financial advisors.

            "Asset Sale": any sale, issuance, conveyance, transfer, lease or other disposition (a "Disposition") by Holding or any of its Subsidiaries, in one or a series of related transactions, of any real or personal, tangible or intangible, property (including, without limitation, Capital Stock) of Holding or such Subsidiary to any Person (other than to Holding or any of its Wholly Owned Subsidiaries) which yields gross proceeds to Holding or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000, provided that the term Asset Sale shall not include any Disposition by any Insurance Subsidiary of its property in the ordinary course of conducting its insurance business.

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            "Assignee": as defined in subsection 11.6(c).

            "Assignment and Acceptance": as defined in subsection 11.6(c).

            "Available Adjustment": as of any date of determination, $10,000,000 less the sum of (a) all amounts used prior to such date in respect of any period to increase EBITDA in accordance with clause (k) of the definition thereof and (b) all amounts used prior to such date for Capital Expenditures made solely in reliance on clause (b) of subsection 8.8.

            "Available Revolving Credit Commitment": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Revolving Credit Lender's Revolving Credit Commitment at such time over (b) the sum of (i) the aggregate unpaid principal amount at such time of all Revolving Credit Loans made by such Revolving Credit Lender (including, without limitation, in the case of Revolving Credit Loans made by such Revolving Credit Lender in any Designated Foreign Currency, the Dollar Equivalent of the aggregate unpaid principal amount thereof), (ii) an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Swing Line Loans, provided that for purposes of calculating Available Revolving Credit Commitments pursuant to subsection 4.5(a) such amount shall be zero, and (iii) an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the outstanding L/C Obligations at such time; collectively, as to all the Lenders, the "Available Revolving Credit Commitments".

            "BAS": Banc of America Securities LLC.

            "Base CD Rate": as defined in the definition of the term "ABR" in this subsection 1.1.

            "Baxendale": Baxendale Insurance Company Ltd., a corporation organized under the laws of Ireland and a Wholly Owned Subsidiary of the Parent Borrower.

            "Benefitted Lender": as defined in subsection 11.7.

            "Board": as defined in the definition of the term "ABR" in this subsection 1.1.

            "Borrowers": as defined in the Preamble hereto.

            "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.3, 2.5, 2.9 or 3.2 as a date on which the Parent Borrower requests the Lenders to make Loans hereunder or the Issuing Lender to issue Letters of Credit hereunder.

            "Business": as defined in subsection 5.18(a).

            "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close, except that, when used in connection with a Eurocurrency Loan, "Business Day" shall mean, in the case of any

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                                                                               7

      Eurocurrency Loan in Dollars, any Business Day on which dealings in Dollars between banks may be carried on in London, England and New York, New York and, in the case of any Eurocurrency Loan in any Designated Foreign Currency, a day on which dealings in such Designated Foreign Currency between banks may be carried on in London, England and the principal financial center of such Designated Foreign Currency as set forth on Schedule III; provided, however, that, with respect to notices and determinations in connection with, and payments of principal and interest on, Loans denominated in Euros, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) (or, if such clearing system ceases to be operative, such other clearing system (if any) determined by the Administrative Agent to be a suitable replacement) is open for settlement of payment in Euros.

            "Capital Expenditures": with respect to any Person for any period, the sum of the aggregate of all expenditures (excluding capital expenditures made for acquisitions permitted by subsection 8.10) by such Person and its consolidated Subsidiaries during such period which, in accordance with GAAP, are or should be included in "capital expenditures" or similar items reflected in the consolidated statement of cash flows of such Person for such period.

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Cash Equivalents": (a) securities issued or fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (b) time deposits, certificates of deposit or bankers' acceptances of (i) any Lender or (ii) any commercial bank having capital and surplus in excess of $500,000,000 and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group (a division of The McGraw-Hill Companies, Inc.) or any successor rating agency ("S&P") or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. or any successor rating agency ("Moody's") (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the Administrative Agent in its reasonable judgment), (c) commercial paper rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the Administrative Agent in its reasonable judgment), (d) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment Company Act, and (e) investments similar to any of the foregoing denominated in foreign currencies approved by the board of directors of the Parent Borrower, in each case provided in clauses (a),
      (b), (c), (d) and (e) above, maturing within twelve months after the date of acquisition.

            "CD&R": Clayton, Dubilier & Rice, Inc.

            "CD&R Fund V": Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership managed by CD&R.

            "CD&R Group": CD&R Fund V, CD&R and their Affiliates (other than any Persons who are Affiliates solely by virtue of their direct or indirect ownership interests in Holding) and any other investment fund or vehicle managed, sponsored or advised by CD&R, or any Affiliate (other than any Person who is an Affiliate solely by virtue of its direct or indirect ownership interest in Holding) of or successor to CD&R, CD&R Fund V or any such other investment fund or vehicle.

            "C/D Assessment Rate": for any day as applied to any ABR Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss.327.4 (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States.

            "C/D Reserve Percentage": for any day as applied to any ABR Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars of $100,000 or more having a maturity of 30 days or more.

            "Change in Consolidated Working Capital": for any period, the amount of Consolidated Working Capital at the beginning of such period minus the amount of Consolidated Working Capital at the end of such period.

            "Change of Control": the occurrence of any of the following events:
      (i) prior to the initial registered public offering of Holding's Voting Stock, the Equity Investors and their Affiliates shall in the aggregate beneficially own shares of Voting Stock having less than 51% of the total voting power of all outstanding shares of Voting Stock of Holding, (ii) on and after the date of the initial registered public offering of Holding's Voting Stock, (a) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than one or more of the Equity Investors and their Affiliates, shall have acquired beneficial ownership of more than 35% of the outstanding shares of Voting Stock of Holding or
      (b) the board of directors of Holding shall cease to consist of a majority of Continuing Directors, (iii) Holding shall cease to own 100% of the Capital Stock of the Parent Borrower or (iv) a change of control shall have occurred under the Preferred Stock Certificate of Designation, any other certificate of designation setting forth the terms of any other issued and outstanding preferred stock of Holding, any Indenture or any other indenture pursuant to which Holding or any of its Subsidiaries has issued and outstanding Indebtedness; as used in this paragraph "Voting Stock" shall mean shares of Capital Stock entitled to vote generally in the election of directors.

            "Chase": The Chase Manhattan Bank, a New York banking corporation.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Commitment Fee Rate": 2 of 1% per annum; provided, that on and after the first Adjustment Date, the Commitment Fee Rate will be the applicable rate per annum set forth on Schedule II under the heading "Commitment Fee" (determined on each Adjustment Date in the same manner as described in the definition of "Applicable Margin").

            "Commercial Letter of Credit": as defined in subsection 3.1(a).

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Parent Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Parent Borrower and which is treated as a single employer under Section 414 of the Code.

            "Consolidated Interest Coverage Ratio": at the last day of each fiscal quarter of the Parent Borrower, and with respect to the period of four fiscal quarters ending on such date, the ratio of (a) an amount equal to EBITDA for such period to (b) Consolidated Interest Expense for such period.

            "Consolidated Interest Expense": for any period, (a) interest expense (accrued and paid or payable in cash for such period, and in any event excluding any amortization or write-off of financing costs) on Indebtedness of the Parent Borrower and its consolidated Subsidiaries for such period, plus (b) cash dividend payments, or loans and advances, to Holding made during such period in respect of the Holding Preferred Stock, any Holding Subordinated Exchange Debentures, the Holding Loan and the Holding Senior Discount Notes, minus (c) interest income (accrued and received or receivable in cash for such period) of the Parent Borrower and its consolidated Subsidiaries (other than Insurance Subsidiaries) for such period, in each case determined on a consolidated basis in accordance with GAAP; provided that in the event of the consummation of a Permitted Receivables Securitization, "Consolidated Interest Expense" shall be adjusted to include (without duplication) an amount equal to the interest (or other fees in the nature of interest or discount accrued and paid or payable in cash for such period) on such Permitted Receivables Securitization.

            "Consolidated Net Income": for any period, net income of the Parent Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

            "Consolidated Senior Debt": all Consolidated Total Funded Indebtedness/ Securitizations other than Subordinated Debt.

            "Consolidated Total Funded Indebtedness/Securitizations": at the date of determination thereof, (i) all Indebtedness of the Parent Borrower and its consolidated Subsidiaries which by its terms matures more than one year after the date of its creation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date including, in any event, all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans and the Senior Subordinated Notes, in each case determined on a consolidated basis in accordance with GAAP plus (ii) without duplication of amounts included in clause (i) above, an amount equal to the aggregate cash proceeds received by the Parent Borrower or any Subsidiary from an unrelated third party (net of amounts repaid) from the financing of Accounts pursuant to any Permitted Receivables Securitization which are outstanding at the date of determination minus (iii) if there are no Revolving Credit Loans or Swing Line Loans then outstanding, the aggregate amount of all cash and Cash Equivalents of the Parent Borrower and its consolidated Subsidiaries, to the extent such cash and Cash Equivalents are on deposit in one or more accounts maintained with the Administrative Agent and are not subject to any Lien in favor of a third party (other than the Lien in favor of the Administrative Agent for the benefit of the Lenders). In determining under clause (i) of this definition the Indebtedness of the Parent Borrower and its consolidated Subsidiaries under or in respect of any Permitted Receivables Securitization or under clause (ii) of this definition the amount equal to the aggregate cash proceeds received by the Parent Borrower or any such Subsidiary from the financing of any Accounts pursuant to any Permitted Receivables Securitization, such Indebtedness or amount shall be reduced by any escrowed or pledged cash proceeds which effectively secure such Indebtedness or the obligations of the Parent Borrower or any such Subsidiary under such Permitted Receivables Securitization, to the extent the amount of such cash proceeds has not already been applied to reduce Indebtedness of the Parent Borrower and its consolidated Subsidiaries pursuant to clause (iii) of this definition.

            "Consolidated Working Capital": at the date of determination thereof, the aggregate amount of all current assets (excluding cash, Cash Equivalents and deferred taxes recorded as assets) minus the aggregate amount of all current liabilities (excluding the Revolving Credit Loans, current maturities of long-term debt, working capital debt of Foreign Subsidiaries and deferred taxes recorded as liabilities), in each case determined on a consolidated basis for the Parent Borrower and its consolidated Subsidiaries.

            "Continuing Directors": the directors of Holding on the Effective Date, after giving effect to the Acquisition and the other transactions contemplated hereby, and each other director, if, in each case, such other director's nomination for election to the board of directors of Holding is recommended by at least 66-2/3% of the then Continuing Directors or such other director receives the affirmative vote of a majority of the votes cast by the Equity Investors in respect of Voting Shares of Holding beneficially owned by them in the election of such other director by the shareholders of Holding.

            "Contractual Obligation": as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "CSI": Chase Securities Inc., a New York corporation.

            "Default": any of the acts, conditions or events specified in
      Section 9, whether or not any requirement for the giving of notice (other than, in the case of Section 9(e), a Default Notice), the lapse of time, or both, or any other condition, has been satisfied.

            "Default Notice": as defined in Section 9(e).

            "Designated Foreign Currencies": the currencies set forth on
      Schedule III and any other available and freely convertible foreign currency selected by the Parent Borrower and approved by the Administrative Agent and all of the Revolving Credit Lenders in accordance with subsection 11.1(b).

            "Disinterested Director": as defined in subsection 8.11.

            "Disposition": as defined in the definition of the term "Asset Sale" in this subsection 1.1.

            "Documentation Agent": as defined in the Preamble hereto.

            "Dollar Equivalent": with respect to the principal amount of any Eurocurrency Loan made or outstanding in any Designated Foreign Currency or any amount in respect of any Letter of Credit denominated in any Designated Foreign Currency, at any date of determination thereof, an amount in Dollars equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange.

            "Dollars" and "$": dollars in lawful currency of the United States of America.

            "Domestic Subsidiary": any Subsidiary of the Parent Borrower which is not a Foreign Subsidiary.

            "EBITDA": for any period, Consolidated Net Income for such period adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income: (a) Consolidated Interest Expense, (b) any non-cash expenses and charges (excluding any such charge that constitutes an accrual of or a reserve for cash charges for any future period), (c) total income tax expense, (d) depreciation expense, (e) the expense associated with amortization of intangible and other assets (including amortization or other expense recognition of any costs associated with asset write-ups in accordance with APB Nos. 16 and 17), (f) non-cash provisions for reserves for discontinued operations, (g) any extraordinary, unusual or non-recurring gains or losses or charges or credits, (h) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business, (i) any income or loss accounted for by the equity method of accounting (except in the case of income to the extent of the amount of cash dividends or cash distributions paid to the Parent Borrower or any Subsidiary by the entity accounted for by the equity method of accounting), (j) (i) for any period ending on or prior to December 25, 1999, $1,825,000 of insurance expense for each fiscal quarter ending during such period (representing an annual saving of $7,300,000 insurance expense after giving pro forma effect to the combination of the Acquired Business and the Parent Borrower) and (ii) for any period ending thereafter, for each fiscal quarter ending on or prior to December 25, 1999 included in such period, the annualized insurance expense savings pro forma for such quarter, with such pro forma savings to be calculated by the Parent Borrower and reviewed by PricewaterhouseCoopers LLP based on annualization of actual savings on insurance expense realized after December 25, 1999 and (k) up to the Available Adjustment in respect of any cash expenses for (i) the development and implementation of an e-commerce strategy and (ii) the development and implementation of new information technology; provided that for purposes of calculating EBITDA of the Parent Borrower and its consolidated Subsidiaries for any period ending on or prior to December 29, 2000, the combined EBITDA of the Acquired Business during such period shall be included on a pro forma basis for such period (assuming the consummation of the Acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period).

            "ECF Percentage": 50%; provided, that with respect to any fiscal year of the Parent Borrower ending on or after December 29, 2000, the ECF Percentage shall be reduced to 0% if the Leverage Ratio as of the last day of such fiscal year is less than 3.5 to 1.0.

            "Effective Date": the time and date, on or before 3:00 p.m., New York City time, on November 24, 1999, on which all the conditions precedent set forth in subsection 6.1 shall be satisfied or waived.

            "EMU": Economic and Monetary Union as contemplated in the Treaty.

            "Environmental Costs": any and all costs or expenses (including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to any violation of, noncompliance with or liability under any Environmental Laws or any orders, requirements, demands, or investigations of any person related to any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind.

            "Environmental Laws": any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having the force and effect of law or other Requirements of Law (including, without limitation, common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or human health as related to the environment, as now or at any relevant time hereafter in effect.

            "Equity Investors": CD&R Fund V, the CD&R Group, the Seller and its Subsidiaries, the Management Investors and the other equity investors arranged by CD&R and satisfactory to the Administrative Agent and the Other Representatives.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Euro": the single currency of Participating Member States introduced in accordance with the provisions of Article 109(1)4 of the Treaty and, in respect of all payments to be made under this Agreement in Euros, means immediately available, freely transferable funds.

            "Eurocurrency Base Rate": with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars or in the applicable Designated Foreign Currency with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "Eurocurrency Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum equal to the rate at which Chase is offered deposits in Dollars or in the applicable Designated Foreign Currency at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where the eurocurrency and foreign currency and exchange operations in respect of Dollars or such Designated Foreign Currency, as the case may be, are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurocurrency Loan to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 (or such other page on which any Designated Foreign Currency then appears) on the Dow Jones Market Service (or such other page as may replace such page for the purpose of displaying the rates at which Dollar deposits or deposits in any Designated Foreign Currency are offered by leading banks in the London interbank deposit market).

            "Eurocurrency Loans": Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.

            "Eurocurrency Rate": with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upwards to the nearest 1/100th of 1%):

                              Eurocurrency Base Rate
                     ----------------------------------------
                     1.00 - Eurocurrency Reserve Requirements

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurocurrency Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

            "Event of Default": any of the acts, conditions or events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Excess Cash Flow": for any period, EBITDA minus (i) any Capital Expenditures made in cash during such period, minus (ii) any principal payments (other than principal payments during such period pursuant to subsection 4.4(c) or (d) unless and to the extent that the event giving rise to such mandatory prepayment causes an increase in EBITDA) on the Term Loans made during such period, minus (iii) any principal payments resulting in a permanent reduction of any other Indebtedness of the Parent Borrower or any of its consolidated Subsidiaries made during such period, minus (iv) any portion of Consolidated Interest Expense for such period, minus (v) any taxes paid or payable in cash during such period, minus (vi) the Net Cash Proceeds from any Asset Sale to the extent that such Net Cash Proceeds (A) (without duplication of clause (i) or (vii) of this definition) consist of any Reinvested Amount or are otherwise applied in accordance with subsection 4.4(c) and (B) are included in the calculation of EBITDA, minus (vii) (without duplication of clause (i) of this definition) any Investment made in accordance with subsection 8.9(e), (g),
      (i), (l), (o), (p) or (q), minus (viii) the proceeds of any Sale and Leaseback Transactions entered into by the Parent Borrower or any of its Subsidiaries in accordance with subsection 8.12 during such period in the ordinary course of its business to the extent included in EBITDA, minus
      (ix) any earnings included in EBITDA for such period (except to the extent that any such earnings are used for any purposes described in clauses (i) through (viii) above) of a Receivables Subsidiary to the extent the terms of any Permitted Receivables Securitization prohibit the distribution thereof to the Parent Borrower or any of its other Subsidiaries, minus (x) to the extent not otherwise subtracted from EBITDA in this definition of "Excess Cash Flow", any cash dividends, and other loans and advances, made during such period by the Parent Borrower or any of its Subsidiaries to Holding, so long as such dividends, loans and advances are expressly permitted by subsection 8.7, plus (xi) the Change in Consolidated Working Capital for such period.

            "Exchange Act": the Securities Exchange Act of 1934, as amended.

            "Existing Credit Agreement": the Credit Agreement, dated as of March 30, 1998, among the Parent Borrower, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as syndication agent, and Chase, as collateral, documentation and administrative agent.

            "Existing Letters of Credit": at any time, the letters of credit issued by Chase and listed or described on Schedule VII that are outstanding on such date.

            "Extension of Credit": as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

            "Federal Funds Effective Rate": as defined in the definition of the term "ABR" in this subsection 1.1.

            "Final Maturity Date": November 18, 2007.

            "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

            "FIRREA": the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            "Foreign Backstop Letters of Credit": any Standby Letter of Credit issued to any Person for the account of the Parent Borrower or any Foreign Subsidiary Borrower to provide credit support for Indebtedness of any Foreign Subsidiary to such Person which is permitted under subsection 8.2.

            "Foreign Subsidiary": any Subsidiary of Holding which is organized and existing under the laws of any jurisdiction outside of the United States of America or that is a Foreign Subsidiary Holdco.

            "Foreign Subsidiary Borrower": any Foreign Subsidiary which is listed as a Foreign Subsidiary Borrower on Schedule IV, as such schedule may be amended from time to time pursuant to subsection 11.1(b) (including, without limitation, the delivery of the documents required by subsection 11.1(b)).

            "Foreign Subsidiary Holdco": North American International Holding Corporation, a Delaware corporation, and any other Subsidiary of the Parent Borrower that has no material assets other than securities of one or more Foreign Subsidiaries, and other assets relating to an ownership interest in any such securities or Subsidiaries.

            "Former Plan": any employee benefit plan in respect of which the Parent Borrower or a Commonly Controlled Entity has engaged in a transaction described in Section 4069 or Section 4212(c) of ERISA.

            "GAAP": with respect to the covenants contained in subsections 8.1 and 8.8 and all defined terms relating thereto, generally accepted accounting principles in the United States of America in effect on the Effective Date and, for all other purposes under this Agreement, generally accepted accounting principles in the United States of America in effect from time to time.

            "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the European Union.

            "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement to be executed and delivered by Holding, the Parent Borrower, each Foreign Subsidiary Borrower listed on Schedule IV attached hereto, each Domestic Subsidiary of the Parent Borrower listed on Schedule V attached hereto and in existence on the Effective Date and the Administrative Agent, substantially in the form of Exhibit B, as the same may be amended, supplemented, waived or otherwise modified from time to time.

            "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) the obligations of any Insurance Subsidiary pursuant to insurance policies issued by such Insurance Subsidiary in the ordinary course of its insurance business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Parent Borrower in good faith.

            "Guarantees": the collective reference to the Guarantee and Collateral Agreement and any other guarantee hereafter delivered to the Administrative Agent (a copy of which will be provided to each Lender) guaranteeing the obligations and liabilities of the Borrowers hereunder, under any Interest Rate Protection Agreements entered into with any Lender or any affiliate thereof, under any Notes and/or under any of the other Loan Documents.

            "Guarantor": any Person delivering a Guarantee pursuant to this Agreement.

            "Holding": as defined in the Recitals hereto.

            "Holding Loan": the loans, in an aggregate principal amount equal to $40,000,000 and due on December 31, 1999, made on the date hereof to Holding by the lenders party to the Holding Loan Agreement.

            "Holding Loan Agreement": the Loan Agreement, dated as of the date hereof, among Holding and the lenders party thereto.

            "Holding Preferred Stock": Holding's Junior Exchangeable Preferred Stock due 2010, as the terms of such Preferred Stock may be amended, supplemented or otherwise modified from time to time in accordance with
      Section 5.4.2 of the Guarantee and Collateral Agreement.

            "Holding Senior Discount Note Indenture": the collective reference to (a) the Loan Agreement, dated as of the date hereof, among Holding, Blue Ridge Investments, LLC and an affiliate of Chase, providing for loans in an aggregate principal amount equal to $35,000,000, (b) the indenture, to be entered into by Holding and a trustee, in connection with the issuance of Holding Senior Discount Notes in exchange for all or any portion of the loans made pursuant to the Loan Agreement referred to in clause (a), and (c) all instruments and other agreements entered into by Holding in connection with the foregoing Loan Agreement and indenture, in each case, as such Loan Agreement, indenture or other instrument or agreement may be amended, supplemented or otherwise modified from time to time in accordance with Section 5.4.2 of the Guarantee and Collateral Agreement.

            "Holding Senior Discount Notes": the collective reference to (a) the loans made on the Effective Date pursuant to the Loan Agreement referred to in clause (a) of the definition of "Holding Senior Discount Note Indenture" and (b) the 16% Holding Senior Discount Notes due 2009 of Holding issued on or after the Effective Date pursuant to the indenture referred to in clause (b) of the definition of "Holding Senior Discount
      Note Indenture".

            "Holding Subordinated Exchange Debentures": the subordinated exchange debentures of Holding to be issued upon the exchange in accordance with Section 5.4.2 of the Guarantee and Collateral Agreement, at Holding's option, of shares of Holding Preferred Stock, together with all instruments and other agreements to be entered into by Holding in connection therewith, in the form delivered to the Administrative Agent pursuant to subsection 6.1(c), as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 5.4.2 of the Guarantee and Collateral Agreement.

            "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of bankers' acceptances issued or created for the account of such Person, (e) for purposes of subsection 8.2 and Section 9(e) only, all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements, (f) for purposes of subsection 8.2 hereof and Section 5.4.2 of the Guarantee and Collateral Agreement only, the Holding Preferred Stock, (g) for purposes of subsection 8.2 only, all other preferred stock issued by such Person which, pursuant to its terms, is subject to mandatory redemption, retirement or acquisition by such Person on or prior to the Final Maturity Date and which redemption, retirement or acquisition is not contingent on any condition (other than the passage of time) yet to be satisfied and (h) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (g) secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

            "Indemnified Liabilities": as defined in subsection 11.5.

            "Indentures": the collective reference to the Senior Subordinated
      Note Indenture, the Holding Senior Discount Note Indenture and the Holding Subordinated Exchange Debentures.

            "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent": pertaining to a condition of Insolvency.

            "Insurance Subsidiaries": the collective reference to Baxendale, TransGuard and NATIC.

            "Intellectual Property": as defined in subsection 5.9.

            "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any Eurocurrency Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurocurrency Loan having an Interest Period longer than three months, (x) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (y) the last day of such Interest Period.

            "Interest Period": with respect to any Eurocurrency Loan:

                  (i) initially, the period commencing on the borrowing or
            conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the Parent Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the Parent Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

      provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (2) any Interest Period that would otherwise extend beyond the
            Termination Date (in the case of the Tranche A Term Loans and the Revolving Credit Loans) or beyond the Final Maturity Date (in the case of the Tranche B Term Loans) shall (for all purposes other than subsection 4.12) end on the Termination Date or the Final Maturity Date, as the case may be;

                  (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                  (4) the Parent Borrower shall select Interest Periods so as not to require a scheduled payment of any Eurocurrency Loan during an Interest Period for such Loan.

            "Interest Rate Protection Agreement": any interest rate protection agreement, interest rate future, interest rate option, interest rate cap or collar or other interest rate hedge arrangement with a financial institution reasonably acceptable to the Administrative Agent and the Syndication Agent, to or under which the Parent Borrower or any of the Foreign Subsidiary Borrowers is a party or a beneficiary on the Effective Date or becomes a party or a beneficiary after the Effective Date.

            "Inventory": as defined in the Uniform Commercial Code as in effect in the State of New York.

            "Investment Company Act": the Investment Company Act of 1940, as amended.

            "Investments": as defined in subsection 8.9.

            "Issuing Lender": Chase or any of its affiliates (including, without limitation, Chase Manhattan Bank Delaware), in its capacity as issuer of any Letter of Credit.

            "Joinder Agreement": as defined in subsection 11.1(b)(i).

            "L/C Fee Payment Date": with respect to any Letter of Credit, (a) the last day of each March, June, September and December occurring after the date of issuance thereof and prior to the expiration thereof and (b) if such Letter of Credit is outstanding on such day, the last day of the Revolving Credit Commitment Period.

            "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit (including, without limitation, in the case of outstanding Letters of Credit in any Designated Foreign Currency, the Dollar Equivalent of the aggregate then undrawn and unexpired amount thereof) and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a) (including, without limitation, in the case of Letters of Credit in any Designated Foreign Currency, the Dollar Equivalent of the unreimbursed aggregate amount of drawings thereunder, to the extent that such amount has not been converted into Dollars in accordance with subsection 3.5(a)).

            "L/C Participants": the collective reference to all the Revolving Credit Lenders other than the Issuing Lender.

            "Lenders": as defined in the Preamble hereto.

            "Letters of Credit": as defined in subsection 3.1(a).

            "Leverage Ratio": at the last day of each fiscal quarter of the Parent Borrower, the ratio of (a) Consolidated Total Funded
      Indebtedness/Securitizations at such date to (b) EBITDA for the period of four full fiscal quarters ending on such date.

            "Lien": any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

            "Loan": a Revolving Credit Loan, a Tranche A Term Loan, a Tranche B Term Loan or a Swing Line Loan, as the context shall require; collectively, the "Loans".

            "Loan Documents": this Agreement, any Notes, the Applications, the Guarantees, the Security Documents, the Syndication Letter Agreement and any Joinder Agreement.

            "Loan Parties": Holding, the Parent Borrower, each Foreign Subsidiary Borrower and each other Subsidiary of the Parent Borrower which is a party to a Loan Document; individually, a "Loan Party".

            "Management Investors": the collective reference to the Agents and the officers, directors, employees and managers of, or consultants to, the Parent Borrower, Holding or any of their Subsidiaries, or family members or relatives thereof or trusts for the benefit of any of the foregoing, or any of their heirs, executors, successors or legal representatives, who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, common stock of Holding.

            "Management Subscription Agreements": one or more stock subscription, stock option, grant or other agreements which have been or may be entered into between Holding and certain Management Investors, with respect to the issuance to such parties of common stock of Holding or options, warrants or other rights in respect of common stock of Holding, any agreements entered into from time to time by transferees of any such stock, options, warrants or other rights in connection with the sale, transfer or reissuance thereof, and any assumptions of any of the foregoing by third parties, as amended, supplemented, waived or otherwise modified from time to time.

            "Material Adverse Change": as defined in subsection 5.2(a).

            "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of Holding and the Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents taken as a whole or the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents taken as a whole.

            "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials, wastes, pollutants or contaminants, defined or regulated as such in or under or which may give rise to liability under any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

            "Material Subsidiary": the collective reference to (a) any Subsidiary of the Parent Borrower that had (i) total revenues of more than $2,000,000 during the most recently completed period of four consecutive fiscal quarters of Holding or (ii) total assets of more than $1,000,000 as of the last day of such period, (b) FrontRunner Worldwide, Inc. and (c) Relocation Management Systems, Inc.

            "Moody's": as defined in the definition of the term "Cash Equivalents" in this subsection 1.1.

            "Mortgages": each of the mortgages to be executed and delivered by the Parent Borrower and its Subsidiaries substantially in the form of Exhibit E, as the same may be amended, supplemented, waived or otherwise modified from time to time.

            "MSS": Manufacturing Support Services, L.L.C., a Delaware limited liability company and a Subsidiary of the Parent Borrower.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "NATIC": North American Transport Insurance Company, an Indiana corporation and a Wholly Owned Subsidiary of the Parent Borrower.

            "Net Cash Proceeds": with respect to any Asset Sale (including any Sale and Leaseback Transaction permitted under subsection 8.12), any issuance of any debt securities or any borrowings by Holding or any of its Subsidiaries (other than issuances and borrowings permitted pursuant to subsection 8.2 hereof and Section 5.4.2 of the Guarantee and Collateral Agreement), any Permitted Receivables Securitization, an amount equal to the gross proceeds in cash and Cash Equivalents of such Asset Sale, sale, issuance, borrowing or Permitted Receivables Securitization, net of (i) reasonable attorneys' fees, accountants' fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Asset Sale, sale, issuance, borrowing or Permitted Receivables Securitization, (ii) taxes paid or reasonably estimated to be payable as a result thereof, (iii) appropriate amounts provided or to be provided by Holding or any of its Subsidiaries as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by Holding or any such Subsidiary after such Asset Sale and other appropriate amounts to be used by Holding or any of its Subsidiaries to discharge or pay on a current basis any other liabilities associated with such Asset Sale, (iv) in the case of a sale or Sale and Leaseback Transaction of or involving an asset subject to a Lien securing any Indebtedness, payments made and installment payments required to be made to repay such Indebtedness, including payments in respect of principal, interest and prepayment premiums and penalties and (v) in the case of any Permitted Receivables Securitization, any escrowed or pledged cash proceeds which effectively secure, or are required to be maintained as reserves by the applicable Receivables Subsidiary for, the Indebtedness of the Parent Borrower and its Subsidiaries in respect of, or the obligations of the Parent Borrower and its Subsidiaries under, such Permitted Receivables Securitization.

            "New York Process Agent": as defined in subsection 11.12(b).

            "Non-Excluded Taxes": as defined in subsection 4.11.

            "Notes": the collective reference to the Revolving Credit Notes, the Swing Line Note, the Tranche A Term Notes and the Tranche B Term Notes.

            "Obligor": any purchaser of goods or services or other Person obligated to make payment to the Parent Borrower or a Subsidiary in respect of a purchase of such goods or services.

            "Other Representatives": the Arrangers, the Syndication Agent, the Documentation Agent and the Issuing Lender, in their respective capacities as such.

            "Owner/Operators": individuals who are retained by the Parent Borrower or any of its Subsidiaries as independent contractors and who own and drive their own tractors on behalf of the Parent Borrower or any of its Subsidiaries.

            "Parent Borrower": as defined in the Preamble hereto.

            "Participants": as defined in subsection 11.6(b).

            "Participating Member State": each state so described in any EMU legislation.

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

            "Permitted Hedging Arrangement": any agreement or arrangement relating to currency, commodity or other hedging, to the extent and only to the extent that such agreement or arrangement is entered into, purchased or otherwise acquired in the ordinary course of business of the Parent Borrower or any of its Subsidiaries, and not for purposes of speculation, with (i) any Lender or any affiliate of any Lender or (ii) any other reputable financial institution that is rated at least A by S&P or A2 by Moody's.

            "Permitted Receivables Securitization": any transaction or series of related transactions providing for the securitization of any Receivables; provided that any such transaction shall be consummated (i) on terms that include terms substantially as described on Schedule VI or as the Required Lenders may otherwise consent, such consent not to be unreasonably withheld, and (ii) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, as evidenced by its written approval thereof.

            "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan": any employee benefit plan which is covered by ERISA and in respect of which the Parent Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

            "Preferred Stock Certificates of Designation": the Certificate of Designation relating to the Holding Preferred Stock, as the terms of such Certificate of Designation may be amended, supplemented or otherwise modified from time to time in accordance with Section 5.4.2 of the Guarantee and Collateral Agreement.

            "Prepayment Date": as defined in subsection 4.4(g).

            "Prepayment Option Notice": as defined in subsection 4.4(g).

            "Prime Rate": as defined in the definition of the term "ABR" in this subsection 1.1.

            "Pro Forma Date": as defined in subsection 5.1(c).

            "Pro Forma Financial Statements": as defined in subsection 5.1(c).

            "Properties": as defined in subsection 5.18(a).

            "Receivables": all Accounts and accounts receivable of the Parent Borrower or any of its Subsidiaries (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), and all proceeds thereof and rights (contractual and other) and collateral related thereto.

            "Receivables Subsidiary": any special purpose, bankruptcy-remote Subsidiary that purchases, on a revolving basis, Receivables generated by the Parent Borrower or any of its Subsidiaries.

            "Refunded Swing Line Loans": as defined in subsection 2.5(c).

            "Register": as defined in subsection 11.6(d).

            "Regulation D": Regulation D of the Board as in effect from time to time.

            "Regulation T": Regulation T of the Board as in effect from time to time.

            "Regulation U": Regulation U of the Board as in effect from time to time.

            "Regulation X": Regulation X of the Board as in effect from time to time.

            "Reimbursement Obligations": the obligation of the Borrowers to reimburse the Issuing Lender pursuant to subsection 3.5(a) for amounts drawn under Letters of Credit.

            "Reinvested Amount": with respect to any Asset Sale, that portion of the Net Cash Proceeds thereof as shall, according to a certificate of a Responsible Officer delivered to the Administrative Agent on the date of such Asset Sale, be reinvested in the business of the Parent Borrower and its Subsidiaries within 180 days of the receipt of such Net Cash Proceeds; provided that any Net Cash Proceeds not so reinvested by such 180th day shall be utilized on such day to prepay the Loans pursuant to subsection 4.4(c).

            "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
      Section 4241 of ERISA.

            "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Reg. ss.4043 or any successor regulation thereto.

            "Required Lenders": at any time, Lenders the Total Credit Percentages of which aggregate at least 51%.

            "Required Release Lenders": at any time, (i) Revolving Credit Lenders and Tranche A Term Loan Lenders the Total Credit Percentages (calculated for this purpose without reference to outstanding Tranche B Term Loans) of which aggregate at least 51%, (ii) Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least 51% and (iii) Lenders the Total Credit Percentages of which aggregate at least 80%.

            "Requirement of Law": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

            "Responsible Officer": as to any Person, any of the following officers of such Person: (i) the chief executive officer or the president of such Person and, with respect to financial matters, the chief financial officer, the treasurer or the controller of such Person, (ii) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, who has been designated in writing to the Administrative Agent as a Responsible Officer by such chief executive officer or president of such Person or, with respect to financial matters, such chief financial officer of such Person,
      (iii) with respect to subsection 7.7 and without limiting the foregoing, the general counsel of such Person and (iv) with respect to ERISA related matters, the vice president of human resources of such Person.

            "Revolving Credit Commitment": as to any Revolving Credit Lender, its obligation to make Revolving Credit Loans to, and/or make or participate in Swing Line Loans made to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Revolving Credit Lender's name in Schedule I under the heading "Revolving Credit Commitment" or, in the case of any Lender that is an Assignee, the amount of the assigning Lender's Revolving Credit Commitment assigned to such Assignee pursuant to subsection 11.6(c) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Revolving Credit Lenders, the "Revolving Credit Commitments".

            "Revolving Credit Commitment Percentage": as to any Revolving Credit Lender, the percentage of the aggregate Revolving Credit Commitments constituted by its Revolving Credit Commitment (or, if the Revolving Credit Commitments have terminated or expired, the percentage which (i) the sum of (a) such Lender's then outstanding Revolving Credit Loans plus
      (b) such Lender's interests in the aggregate L/C Obligations and Swing Line Loans then outstanding then constitutes of (ii) the sum of (a) the aggregate Revolving Credit Loans of all the Revolving Credit Lenders then outstanding plus (b) the aggregate L/C Obligations and Swing Line Loans then outstanding).

            "Revolving Credit Commitment Period": the period from and including the Effective Date to but not including the Termination Date, or such earlier date as the Revolving Credit Commitments shall terminate as provided herein.

            "Revolving Credit Lender": any Lender having a Revolving Credit Commitment hereunder or having a Revolving Credit Loan outstanding hereunder.

            "Revolving Credit Loans": as defined in subsection 2.1.

            "Revolving Credit Note": as defined in subsection 2.2.

            "Sale and Leaseback Transaction": as defined in subsection 8.12.

            "Securities Act": the Securities Act of 1933, as amended.

            "Security Documents": the collective reference to the Mortgages, the Guarantee and Collateral Agreement and all other similar security documents hereafter delivered to the Administrative Agent on behalf of the Lenders (and the Administrative Agent will provide each Lender with a copy thereof) granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrowers hereunder, under any Notes and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

            "Seller": as defined in the Recitals hereto.

            "Senior Debt Ratio": at the last day of each fiscal quarter of the Parent Borrower, the ratio of (a) Consolidated Senior Debt at such date to
      (b) EBITDA for the period of four full fiscal quarters ending on such date.

            "Senior Subordinated Note Indenture": the Indenture, dated as of November 19, 1999, entered into by the Parent Borrower and State Street Bank and Trust Company, as trustee, in connection with the issuance of the Senior Subordinated Notes, together with all instruments and other agreements entered into by the Parent Borrower in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.17.

            "Senior Subordinated Notes": up to $150,000,000 aggregate principal amount of 13-3/8% Senior Subordinated Notes due 2009 of the Parent Borrower issued on the Effective Date pursuant to the Senior Subordinated
      Note Indenture.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent" and "Solvency": with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

            "S&P": as defined in the definition of the term "Cash Equivalents" in this subsection 1.1.

            "Spot Rate of Exchange": with respect to any Designated Foreign Currency, at any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to such Designated Foreign Currency on the Dow Jones Market Service (or such other page as may replace such page for the purpose of displaying the spot rate of exchange in London); provided that if there shall at any time no longer exist such a page, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and, if no such similar rate publishing service is available, by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions.

            "Standby Letter of Credit": as defined in subsection 3.1(a).

            "Subordinated Debt": any unsecured Indebtedness of Holding or any of its Subsidiaries (a) having no scheduled principal payments (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the Final Maturity Date and (b) the payment of the principal of and interest on which and other obligations of Holding and its Subsidiaries in respect thereof are subordinated, on terms and conditions reasonably satisfactory to the Administrative Agent (as evidenced by its prior written approval) in light of the terms and conditions customarily contained in indentures for publicly issued high yield subordinated debt securities, to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other payment obligations of the Loan Parties to the Administrative Agent, the Other Representatives and the Lenders hereunder and under the other Loan Documents.

            "Subordinated Subsidiary Guarantees": the subordinated guarantees delivered by the Subsidiaries of the Parent Borrower guaranteeing the obligations and liabilities of the Parent Borrower in respect of the Senior Subordinated Notes.

            "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Holding.

            "Swing Line Commitment": the Swing Line Lender's obligation to make Swing Line Loans pursuant to subsection 2.5.

            "Swing Line Lender": Chase, in its capacity as provider of the Swing Line Loans.

            "Swing Line Loan Participation Certificate": a certificate in substantially the form of Exhibit I.

            "Swing Line Loans": as defined in subsection 2.5(a).

            "Swing Line Note": as defined in subsection 2.5(b).

            "Syndication Agent": as defined in the Preamble hereto.

            "Syndication Letter Agreement": the letter agreement, dated as of November 19, 1999, between the Parent Borrower, the Administrative Agent, the Syndication Agent and the Arrangers relating to the syndication of the credit facilities provided for in this Agreement.

            "Telerate British Bankers Assoc. Interest Settlement Rates Page": as defined in the definition of the term "Eurocurrency Base Rate" in this subsection 1.1.

            "Termination Date": November 18, 2006.

            "Term Loan": a Tranche A Term Loan or a Tranche B Term Loan, as the context shall require; collectively, the "Term Loans".

            "Term Loan Lender": any Lender having a Term Loan outstanding hereunder.

            "Term Note": a Tranche A Term Note or a Tranche B Term Note, as the context shall require; collectively, the "Term Notes".

            "Three-Month Secondary CD Rate": as defined in the definition of the term "ABR" in this subsection 1.1.

            "Title Insurance Company": the title insurance company issuing the policies referred to in subsection 6.1(p).

            "Total Credit Percentage": as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments, outstanding Tranche A Term Loans and outstanding Tranche B Term Loans then constituted by its Revolving Credit Commitment, outstanding Tranche A Term Loan and outstanding Tranche B Term Loan (or, if the Revolving Credit Commitments have terminated or expired, the percentage of the aggregate outstanding Revolving Credit Loans, outstanding Term Loans and interests in the outstanding L/C Obligations and Swing Line Loans then constituted by its outstanding Revolving Credit Loans, outstanding Term Loans and interests in outstanding L/C Obligations and Swing Line Loans).

            "Tranche": the collective reference to Eurocurrency Loans, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

            "Tranche A Term Loan": as defined in subsection 2.6.

            "Tranche A Term Loan Lender": any Term Loan Lender having a Tranche A Term Loan outstanding hereunder.

            "Tranche A Term Loan Percentage": as to any Term Loan Lender at any time, the percentage which (i) such Term Loan Lender's Tranche A Term Loan then outstanding constitutes of (ii) the aggregate Tranche A Term Loans of all the Term Loan Lenders then outstanding.

            "Tranche A Term Note": as defined in subsection 2.7(a).

            "Tranche B Prepayment Amount": as defined in subsection 4.4(g).

            "Tranche B Term Loan": as defined in subsection 2.6.

            "Tranche B Term Loan Lender": any Term Loan Lender having a Tranche B Term Loan outstanding hereunder.

            "Tranche B Term Loan Percentage": as to any Term Loan Lender at any time, the percentage which (i) such Term Loan Lender's Tranche B Term Loan then outstanding constitutes of (ii) the aggregate Tranche B Term Loans of all the Term Loan Lenders then outstanding.

            "Tranche B Term Note": as defined in subsection 2.8(a).

            "Transaction Documents": the collective reference to the Acquisition Agreement, the Preferred Stock Certificate of Designation and the Indentures.

            "Transferee": as defined in subsection 11.6(f).

            "TransGuard": TransGuard Insurance Company of America, an Illinois corporation and a Wholly Owned Subsidiary of the Parent Borrower.

            "Treaty": the Treaty establishing the European Economic Community, being the Treaty of Rome of March 25, 1957 as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed on February 7, 1992 and came into force on November 1, 1993) and as may, from time to time, be further amended, supplemented or otherwise modified.

            "Type": as to any Loan, its nature as an ABR Loan or a Eurocurrency Loan.

            "Underfunding": an excess of all accrued benefits under a Plan (based on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits.

            "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

            "U.S. Tax Compliance Certificate": as defined in subsection 4.11(b).

            "Voting Stock": as defined in the definition of the term "Change of Control" in this subsection 1.1.

            "Wholly Owned Subsidiary": as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or shares held by nominees.

            1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto.

            (b) As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Holding and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The phrase "the date hereof" and phrases of similar import when used in this Agreement shall refer to November 19, 1999.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (e) In the event that the Parent Borrower changes its fiscal year end to the last day of December, each of the fiscal quarter ending dates set forth herein (including, without limitation, those set forth in Sections 2.7 and 2.8) occurring after such change shall be deemed to be the last day of March, June, September or December, as applicable.

            SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

            2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to each of the Borrowers from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Revolving Credit

Lender's Revolving Credit Commitment Percentage of the sum of the then outstanding L/C Obligations and the then outstanding Swing Line Loans, does not exceed the amount of such Revolving Credit Lender's Revolving Credit Commitment then in effect; provided that no Revolving Credit Lender shall make any Revolving Credit Loan in any Designated Foreign Currency if, after giving effect to the making of such Revolving Credit Loan, the sum of the Dollar Equivalent of the then outstanding Revolving Credit Loans in any Designated Foreign Currency and the then outstanding L/C Obligations in respect of any Foreign Backstop Letters of Credit would exceed an amount to be agreed upon by the Parent Borrower, the Administrative Agent and the Other Representatives (it being understood and agreed that the Administrative Agent shall calculate the Dollar Equivalent of the then outstanding Revolving Credit Loans in any Designated Foreign Currency and, to the extent applicable, of the then outstanding L/C Obligations in respect of any Foreign Backstop Letters of Credit on the date on which the Parent Borrower has given the Administrative Agent a notice of borrowing with respect to any Revolving Credit Loan for purposes of determining compliance with this subsection). During the Revolving Credit Commitment Period each of the Borrowers may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. In no event shall the Revolving Credit Commitments of all Revolving Credit Lenders exceed $150,000,000.

            (b) The Revolving Credit Loans may be made in Dollars or any Designated Foreign Currency and may from time to time be (i) Eurocurrency Loans,
(ii) ABR Loans or (iii) a combination thereof, as determined by the Parent Borrower and notified to the Administrative Agent in accordance with subsections
2.3 and 4.2, provided that no Revolving Credit Loan shall be made as a Eurocurrency Loan after the day that is one month prior to the Termination Date.

            2.2 Revolving Credit Notes. Each of the Borrowers agrees that, upon the request to the Administrative Agent by any Revolving Credit Lender made on or prior to the Effective Date or in connection with any assignment of its Loan or Revolving Credit Commitment, in order to evidence such Revolving Credit Lender's Revolving Credit Loans such Borrower will execute and deliver to such Revolving Credit Lender a promissory note substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Revolving Credit Note"), payable to the order of such Revolving Credit Lender and in a principal amount equal to the lesser of (a) the amount set forth opposite such Revolving Credit Lender's name in Schedule I under the heading "Revolving Credit Commitment" and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Revolving Credit Lender to such Borrower. Each Revolving Credit Note shall (x) be dated the Effective Date, (y) be stated to mature on the Termination Date and (z) provide for the payment of interest in accordance with subsection 4.1.

            2.3 Procedure for Revolving Credit Borrowing. Each of the Borrowers may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Parent Borrower (on behalf of itself or such other Borrower, as the case may be) shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to (a) 12:30 P.M., New York City time, at least three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurocurrency Loans made in Dollars, (b) 11:00 A.M., London time, at least three Business

Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurocurrency Loans made in any Designated Foreign Currency, or (c) 12:30 P.M., New York City time, at least one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the identity of the Borrower, (ii) the amount to be borrowed, (iii) the requested Borrowing Date, (iv) whether the borrowing is to be of Eurocurrency Loans, ABR Loans or a combination thereof and (v) if the borrowing is to be entirely or partly of Eurocurrency Loans, the respective amounts of each such Type of Loan, the respective lengths of the initial Interest Periods therefor and, if the Eurocurrency Loans in respect of such borrowing are to be made entirely or partly in any Designated Foreign Currency, the Designated Foreign Currency thereof. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, except any ABR Loan to be used solely to pay a like amount of outstanding Reimbursement Obligations or Swing Line Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Available Revolving Credit Commitments are (A) less than $5,000,000, $1,000,000 or a whole multiple thereof or (B) less than $1,000,000, such lesser amount) and (y) in the case of Eurocurrency Loans (or, in the case of Eurocurrency Loans to be made in any Designated Foreign Currency, the Dollar Equivalent of the principal amount thereof shall be in an amount equal to), $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Parent Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Notwithstanding the foregoing, the initial borrowing of Revolving Credit Loans on the Effective Date shall be in a maximum aggregate principal amount of $65,000,000. Subject to the satisfaction of the conditions precedent specified in subsection 6.2 (and subsection 6.3 in the case of a Foreign Subsidiary Borrower), each Revolving Credit Lender will make the amount of its pro rata share of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower identified in such notice at the office of the Administrative Agent specified in subsection 11.2 prior to 12:00 Noon (10:00 A.M. in the case of the initial borrowing hereunder), New York City time, or at such other office of the Administrative Agent or at such other time as to which the Administrative Agent shall notify such Revolving Credit Lender and the Parent Borrower reasonably in advance of the Borrowing Date with respect thereto, on the Borrowing Date requested by the Parent Borrower in Dollars or the applicable Designated Foreign Currency and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower identified in such notice by the Administrative Agent crediting the account of the such Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

            2.4 Termination or Reduction of Revolving Credit Commitments. The Parent Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding (including, without limitation, in the case of Revolving Credit Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof), when added to the sum of the then outstanding L/C Obligations and the then outstanding Swing Line Loans, would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

            2.5 Swing Line Commitments. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to each of the Borrowers from time to time during the Revolving Credit Commitment Period in an aggregate principal amount as to all of the Borrowers at any one time outstanding not to exceed $10,000,000, provided that at no time may the sum of the then outstanding Swing Line Loans, Revolving Credit Loans (including, without limitation, in the case of Revolving Credit Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof) and L/C Obligations exceed the Revolving Credit Commitments then in effect. Amounts borrowed by any of the Borrowers under this subsection 2.5 may be repaid and, through but excluding the Termination Date, reborrowed. All Swing Line Loans shall be made as ABR Loans and shall not be entitled to be converted into Eurocurrency Loans. The Parent Borrower (on behalf of itself or such other Borrower, as the case may be) shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 12:00 Noon, New York City time) on the requested Borrowing Date specifying (i) the identity of the Borrower and (ii) the amount of the requested Swing Line Loan which shall be in a minimum amount of $500,000 or whole multiples of $100,000 in excess thereof. The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the Borrower identified in such notice at the office of the Swing Line Lender by crediting the account of such Borrower at such office with such proceeds in Dollars.

            (b) Each of the Borrowers agrees that, upon the request to the Administrative Agent by the Swing Line Lender, in order to evidence the Swing Line Loans such Borrower will execute and deliver to the Swing Line Lender a promissory note substantially in the form of Exhibit A-4, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "Swing Line Note"), payable to the order of the Swing Line Lender and representing the obligation of such Borrower to pay the amount of the Swing Line Commitment or, if less, the unpaid principal amount of the Swing Line Loans made to such Borrower, with interest thereon as prescribed in subsection 4.1. The Swing Line Note shall (a) be dated the Effective Date,
(b) be stated to mature on the Termination Date and (c) provide for the payment of interest in accordance with subsection 4.1.

            (c) The Swing Line Lender, at any time in its sole and absolute discretion may, and, at any time as there shall be a Swing Line Loan outstanding for more than seven Business Days, the Swing Line Lender shall, on behalf of the Borrower to which such Swing Line Loan shall have been made (which hereby irrevocably directs and authorizes the Swing Line Lender to act on its behalf), request each Revolving Credit Lender, including the Swing Line Lender, to make a Revolving Credit Loan as an ABR Loan in an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given; provided that the provisions of this subsection shall not affect the obligations of any of the Borrowers to prepay Swing Line Loans in accordance with the provisions of subsection 4.4(e). Unless the Revolving Credit Commitments shall have expired or terminated (in which event the procedures of paragraph (d) of this subsection 2.5 shall apply), each Revolving Credit Lender will make the proceeds of its Revolving Credit Loan available to the

Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

            (d) If the Revolving Credit Commitments shall expire or terminate at any time while Swing Line Loans are outstanding, each Revolving Credit Lender shall, at the option of the Swing Line Lender exercised reasonably, either (i) notwithstanding the expiration or termination of the Revolving Credit Commitments, make a Revolving Credit Loan as an ABR Loan or (ii) purchase an undivided participating interest in such Swing Line Loans, in either case in an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage determined on the date of, and immediately prior to, expiration or termination of the Revolving Credit Commitments of the aggregate principal amount of such Swing Line Loans. Each Revolving Credit Lender will make the proceeds of any Revolving Credit Loan made pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date on which the Revolving Credit Commitments expire or terminate. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the Revolving Credit Commitments. In the event that the Revolving Credit Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph (d), each Revolving Credit Lender shall immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Revolving Credit Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

            (e) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Revolving Credit Lender's participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

            2.6 Term Loans. Subject to the terms and conditions hereof, each Term Loan Lender severally agrees (a) to make a term loan (a "Tranche A Term Loan") to the Parent Borrower on the Effective Date in an aggregate principal amount set forth opposite such Term Loan Lender's name in Schedule I under the heading "Tranche A Term Loan Commitment" and (b) to make a term loan (a "Tranche B Term Loan") to the Parent Borrower on the Effective Date in an aggregate principal amount set forth opposite such Term Loan Lender's name in Schedule I under the heading "Tranche B Term Loan Commitment". The Term Loans may be made in Dollars and may from time to time be (a) Eurocurrency Loans, (b) ABR Loans or
(c) a combination thereof, as determined by the Parent Borrower and notified to the Administrative Agent in accordance with subsections 2.9 and 4.2. The Borrower may, with the prior written consent of the relevant Tranche A Term Loan Lender, convert all or any portion of the Tranche A Term Loans of such Lender into Tranche A Term Loans denominated in a Designated Foreign Currency, with such conversion to be made at the Spot Rate of Exchange on the date that is two Business Days prior to the date of such conversion.

            2.7 Tranche A Term Notes. (a) The Parent Borrower agrees that, upon the request to the Administrative Agent by any Tranche A Term Loan Lender made on or prior to the Effective Date or in connection with any assignment of its Loan, in order to evidence such Term Loan Lender's Tranche A Term Loan the Parent Borrower will execute and deliver to such Term Loan Lender a promissory note substantially in the form of Exhibit A-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche A Term Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Term Loan Lender and in a principal amount equal to the lesser of (a) the amount set forth opposite such Term Loan Lender's name on
Schedule I under the heading "Tranche A Term Loan Commitment" and (b) the unpaid principal amount of the Tranche A Term Loan made by such Term Loan Lender. Each Tranche A Term Note shall (i) be dated the Effective Date, (ii) be payable as provided in subsection 2.7(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

            (b) The aggregate principal amount of all of the Tranche A Term Loans to be made on the Effective Date by the Term Loan Lenders is $150,000,000. The aggregate Tranche A Term Loans of all the Term Loan Lenders (together with all accrued interest thereon) shall be payable in 28 consecutive installments on the dates and in a principal amount equal to (i) the percentage set forth below opposite such date multiplied by (ii) the aggregate principal amount of all of the Tranche A Term Loans made on the Effective Date by the Term Loan Lenders (using, for any Tranche A Term Loans converted to a Designated Foreign Currency, the Spot Rate of Exchange used in such conversion):

                  Dates                         Percentage
                  -----                         ----------

            March 24, 2000                      0.825%
            June 23, 2000                       0.825%
            September 22, 2000                  0.825%
            December 29, 2000                   0.825%
            March 30, 2001                      1.675%
            June 29, 2001                       1.675%
            September 28, 2001                  1.675%
            December 28, 2001                   1.675%
            March 29, 2002                      2.500%
            June 28, 2002                       2.500%
            September 27, 2002                  2.500%
            December 27, 2002                   2.500%
            March 28, 2003                      3.325%
            June 27, 2003                       3.325%
            September 26, 2003                  3.325%
            December 26, 2003                   3.325%
            March 26, 2004                      3.325%
            June 25, 2004                       3.325%

            September 24, 2004                  3.325%
            December 24, 2004                   3.325%
            March 25, 2005                      5.825%
            June 24, 2005                       5.825%
            September 23, 2005                  5.825%
            December 30, 2005                   5.825%
            March 31, 2006                      7.525%
            June 30, 2006                       7.525%
            September 29, 2006                  7.525%
            Termination Date                    7.525%

provided that in the event that the Parent Borrower changes its fiscal year end to the last day of December, each of the foregoing amortization dates (other than the Termination Date) occurring after such change shall be deemed to be the last day of March, June, September or December, as applicable (e.g., the amortization payment scheduled for March 30, 2001 shall be due on March 31, 2001, and the amortization payment scheduled for June 29, 2001 shall be due on June 30, 2001).

            2.8 Tranche B Term Notes. (a) The Parent Borrower agrees that, upon the request to the Administrative Agent by any Tranche B Term Loan Lender made on or prior to the Effective Date or in connection with any assignment of its Loan, in order to evidence such Term Loan Lender's Tranche B Term Loan the Parent Borrower will execute and deliver to such Term Loan Lender a promissory note substantially in the form of Exhibit A-3 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche B Term Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Term Loan Lender and in a principal amount equal to the lesser of (a) the amount set forth opposite such Term Loan Lender's name on
Schedule I under the heading "Tranche B Term Loan Commitment" and (b) the unpaid principal amount of the Tranche B Term Loan made by such Term Loan Lender. Each Tranche B Term Note shall (i) be dated the Effective Date, (ii) be payable as provided in subsection 2.8(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

            (b) The aggregate Tranche B Term Loans of all the Term Loan Lenders shall be payable in 32 consecutive installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche B Term Loans then outstanding):

                  Dates                         Amount
                  -----                         ------

            March 24, 2000                      $   437,500
            June 23, 2000                       $   437,500
            September 22, 2000                  $   437,500
            December 29, 2000                   $   437,500
            March 30, 2001                      $   437,500
            June 29, 2001                       $   437,500
            September 28, 2001                  $   437,500
            December 28, 2001                   $   437,500

            March 29, 2002                      $   437,500
            June 28, 2002                       $   437,500
            September 27, 2002                  $   437,500
            December 27, 2002                   $   437,500
            March 28, 2003                      $   437,500
            June 27, 2003                       $   437,500
            September 26, 2003                  $   437,500
            December 26, 2003                   $   437,500
            March 26, 2004                      $   437,500
            June 25, 2004                       $   437,500
            September 24, 2004                  $   437,500
            December 24, 2004                   $   437,500
            March 25, 2005                      $   437,500
            June 24, 2005                       $   437,500
            September 23, 2005                  $   437,500
            December 30, 2005                   $   437,500
            March 31, 2006                      $16,125,000
            June 30, 2006                       $16,125,000
            September 29, 2006                  $16,125,000
            December 29, 2006                   $16,125,000
            March 30, 2007                      $25,000,000
            June 29, 2007                       $25,000,000
            September 28, 2007                  $25,000,000
            Final Maturity Date                 $25,000,000

provided that in the event that the Parent Borrower changes its fiscal year end to the last day of December, each of the foregoing amortization dates (other than the Final Maturity Date) occurring after such change shall be deemed to be the last day of March, June, September or December, as applicable (e.g., the amortization payment scheduled for March 30, 2001 shall be due on March 31, 2001, and the amortization payment scheduled for June 29, 2001 shall be due on June 30, 2001).

            2.9 Procedure for Term Loan Borrowing. The Parent Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to (a) 12:30 P.M., New York City time, at least three Business Days prior to the Effective Date, if all or any part of the Term Loans are to be initially Eurocurrency Loans made in Dollars, (b) 11:00 A.M., London time, at least three Business Days prior to the Effective Date, if any part of the Tranche A Term Loans are to be initially Eurocurrency Loans made in any Designated Foreign Currency or (c) 12:30 P.M., New York City time, at least one Business Day prior to the Effective Date, otherwise) requesting that the Term Loan Lenders make the Term Loans on the Effective Date and specifying
(i) the amount to be borrowed, (ii) whether the Term Loans are to be initially Eurocurrency Loans, ABR Loans or a combination thereof, and (iii) if the Term Loans are to be entirely or partly Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor and, if the Eurocurrency Loans in respect of any part of the borrowing of Tranche A Term Loans are to be made entirely or partly in any Designated Foreign Currency, the Designated Foreign Currency thereof. Upon receipt of such notice the Administrative Agent shall

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                                                                              38


promptly notify each Term Loan Lender thereof. Each Term Loan Lender will make the amount of its pro rata share of the Term Loans available to the Administrative Agent for the account of the Parent Borrower at the office of the Administrative Agent specified in subsection 11.2 prior to 10:00 A.M., New York City time, or at such other office of the Administrative Agent or at such other time as to which the Administrative Agent shall notify such Term Loan Lender and the Parent Borrower reasonably in advance of the Effective Date with respect thereto, on the Effective Date in Dollars or the applicable Designated Foreign Currency and in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date credit the account of the Parent Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent.

            2.10 Repayment of Loans. (a) Each of the Borrowers hereby unconditionally promises to pay to the Administrative Agent for the account of
(i) each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender made to such Borrower, on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); (ii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans made to such Borrower, on the Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 9); (iii) in the case of the Parent Borrower only, each Tranche A Term Loan Lender, the amounts specified in subsection 2.7(b) (or, if less, the aggregate amount of the Tranche A Term Loans then outstanding), on the dates specified in subsection 2.7(b) (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to Section 9); and (iv) in the case of the Parent Borrower only, each Tranche B Term Loan Lender, the amounts specified in subsection 2.8(b) (or, if less, the aggregate amount of the Tranche B Term Loans then outstanding), on the dates specified in subsection 2.8(b) (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Section 9). Each of the Borrowers hereby further agrees to pay interest on the unpaid principal amount of the Loans made to such Borrower from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

            (b) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

            (c) The Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each of the Borrowers to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from each of the Borrowers and each Lender's share thereof.

            (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.10(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each of the Borrowers therein recorded; provided,

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                                                                              39


however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of any Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

                          SECTION 3. LETTERS OF CREDIT

            3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 3.4(a), agrees to continue outstanding under this Agreement the Existing Letters of Credit and issue letters of credit (the letters of credit issued on and after the Effective Date pursuant to this
Section 3, together with the Existing Letters of Credit, collectively, the "Letters of Credit") for the account of each of the Borrowers on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender, provided that the Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, (i) the sum of the Dollar Equivalent of the then outstanding Revolving Credit Loans in any Designated Foreign Currency and the then outstanding L/C Obligations in respect of any Foreign Backstop Letters of Credit would exceed $50,000,000 (it being understood and agreed that the Administrative Agent shall calculate the Dollar Equivalent of the then outstanding Revolving Credit Loans in any Designated Foreign Currency and, to the extent applicable, of the then outstanding L/C Obligations in respect of any Foreign Backstop Letters of Credit on the date on which the Parent Borrower has requested that the Issuing Lender issue a Letter of Credit for purposes of determining compliance with this clause
(i)), (ii) the L/C Obligations in respect of Letters of Credit other than Foreign Backstop Letters of Credit would exceed $50,000,000 or (iii) the Aggregate Outstanding Revolving Credit of all the Revolving Credit Lenders would exceed the Revolving Credit Commitments of all the Revolving Credit Lenders then in effect. Each Letter of Credit shall (A) be denominated in Dollars or, in the case of Foreign Backstop Letters of Credit, in Dollars or any Designated Foreign Currency and shall be either (x) a standby letter of credit issued to support obligations of the Parent Borrower or any of its Subsidiaries, contingent or otherwise, which finance the working capital and business needs of the Parent Borrower and its Subsidiaries incurred in the ordinary course of business (a "Standby Letter of Credit"), or (y) a commercial letter of credit in respect of the purchase of goods or services by the Parent Borrower or any of its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit"), (B) expire no later than the Termination Date, and (C) expire no later than 365 days after its date of issuance in the case of Standby Letters of Credit, and 180 days after its date of issuance in the case of Commercial Letters of Credit.

            (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

            (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

            3.2 Procedure for Issuance of Letters of Credit. The Parent Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender, at its address for notices specified herein, an Application therefor, completed to the reasonable satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Parent Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Parent Borrower promptly following the issuance thereof.

            3.3 Fees, Commissions and Other Charges. (a) Each Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit issued for the account of such Borrower, computed for the period from and including the date of issuance of such Letter of Credit to the expiration date of such Letter of Credit, computed at the rate per annum equal to the Applicable Margin in effect for Revolving Credit Loans that are Eurocurrency Loans, calculated on the basis of a 365- (or 366-, as the case may be) day year, of the aggregate amount available to be drawn under such Letter of Credit, payable (without duplication) quarterly in arrears on each L/C Fee Payment Date to occur while such Letter of Credit remains outstanding and on the expiration date of such Letter of Credit and the Termination Date. Such commission shall be payable to the Administrative Agent for the account of the Revolving Credit Lenders to be shared ratably among them in accordance with their respective Revolving Credit Commitment Percentages. Each Borrower shall also pay to the Administrative Agent, for the account of the Issuing Lender, a fee equal to 1/4 of 1% per annum of the aggregate amount available to be drawn under each Letter of Credit issued for the account of such Borrower, payable quarterly in arrears on each L/C Fee Payment Date to occur while such Letter of Credit remains outstanding and on the expiration date of such Letter of Credit. Such commissions shall be nonrefundable. Such fees and commissions shall be payable in Dollars, notwithstanding that a Letter of Credit may be denominated in any Designated Foreign Currency. In respect of a Letter of Credit denominated in any Designated Foreign Currency, such fees and commissions shall be converted into Dollars at the Spot Rate of Exchange on the date on which they are paid (or, if such date is not a Business Day, at the Spot Rate of Exchange on the Business Day next preceding such date).

            (b) In addition to the foregoing fees and commissions, each Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued for the account of such Borrower.

            (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection. The Administrative Agent shall notify the Lenders at least monthly of the aggregate outstanding Letters of Credit.

            3.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage (determined on the date of issuance of the relevant Letter of Credit) in the Issuing Lender's obligations and rights under each Letter of Credit issued or continued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in respect of such Letter of Credit in accordance with subsection 3.5(a), such L/C Participant shall pay to the Issuing Lender upon demand (which demand, in the case of any demand made in respect of any draft under a Letter of Credit denominated in any Designated Foreign Currency, shall not be made prior to the date that the amount of such draft shall be converted into Dollars in accordance with subsection 3.5(a)) at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; provided that nothing in this paragraph shall relieve the Issuing Lender of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender, or otherwise affect any defense or other right that any L/C Participant may have as a result of such gross negligence or willful misconduct.

            (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans that are Revolving Credit Loans. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

            (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower in respect of such Letter of Credit or otherwise, including proceeds of Collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 1:00 P.M., New York City time, on a Business Day, distribute to such L/C Participant its pro rata share thereof prior to the end of such Business Day and otherwise the Issuing Lender will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such payment received by the Issuing

Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

            3.5 Reimbursement Obligation of the Borrowers. (a) Each of the Borrowers agrees to reimburse the Issuing Lender, upon receipt by the Parent Borrower of notice from the Issuing Lender of the date and amount of a draft presented under any Letter of Credit issued for the account of such Borrower and paid by the Issuing Lender, for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses reasonably incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender, at its address for notices specified herein in the currency in which such Letter of Credit is denominated (except that, in the case of any Letter of Credit denominated in any Designated Foreign Currency, in the event that such payment is not made to the Issuing Lender within three Business Days of the date of receipt by the Parent Borrower of such notice, upon notice by the Issuing Lender to the Parent Borrower, such payment shall be made in Dollars, in an amount equal to the Dollar Equivalent of the amount of such payment converted on the date of such notice into Dollars at the Spot Rate of Exchange on such date) and in immediately available funds, on the date on which the Parent Borrower (on behalf of itself or such Borrower, as the case may be) receives such notice, if received prior to 11:00 A.M., New York City time, on a Business Day and otherwise on the next succeeding Business Day. Any conversion by the Issuing Lender of any payment to be made by any Borrower in respect of any Letter of Credit denominated in any Designated Foreign Currency into Dollars in accordance with this subsection 3.5(a) shall be conclusive and binding upon such Borrower and the Revolving Credit Lenders in the absence of manifest error; provided that upon the request of any Borrower or any Revolving Credit Lender, the Issuing Lender shall provide to such Borrower or Revolving Credit Lender a certificate including reasonably detailed information as to the calculation of such conversion.

            (b) Interest shall be payable on any and all amounts remaining unpaid by any of the Borrowers under this subsection (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which such Borrower is required to pay such amounts pursuant to paragraph (a) above at the rate which would then be payable on any outstanding ABR Loans that are Revolving Credit Loans and (ii) thereafter until payment in full at the rate which would be payable on any outstanding ABR Loans that are Tranche B Term Loans which were then overdue.

            3.6 Obligations Absolute. (a) Each of the Borrowers' obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Borrower may have or have had against the Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit, provided that this paragraph shall not relieve the Issuing Lender or any L/C Participant of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender or such L/C Participant, or otherwise affect any defense or other right that such Borrower may have as a result of any such gross negligence or willful misconduct.

            (b) Each Borrower also agrees with the Issuing Lender that the Issuing Lender and the L/C Participants shall not be responsible for, and such Borrower's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee, provided that this paragraph shall not relieve the Issuing Lender or any L/C Participant of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender or such L/C Participant, or otherwise affect any defense or other right that such Borrower may have as a result of any such gross negligence or willful misconduct.

            (c) Neither the Issuing Lender nor any L/C Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Person's gross negligence or willful misconduct.

            (d) Each Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on such Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to such Borrower.

            3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Parent Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in respect of any Letter of Credit in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit, provided that this paragraph shall not relieve the Issuing Lender of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender, or otherwise affect any defense or other right that such Borrower may have as a result of any such gross negligence or willful misconduct.

            3.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.

SECTION 4. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

            4.1 Interest Rates and Payment Dates. (a) Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin in effect for such day.

            (b) Each ABR Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR for such day plus the Applicable Margin in effect for such day.

            (c) If all or a portion of (i) the principal amount of any Loan,
(ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due

(whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this subsection plus 2.00% or (y) in the case of overdue interest, fees or other amounts, the rate described in paragraph
(b) of this subsection for ABR Loans that are Tranche B Term Loans plus 2.00%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

            (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

            (e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.

            4.2 Conversion and Continuation Options. (a) The Parent Borrower may elect from time to time to convert outstanding Term Loans and Revolving Credit Loans from Eurocurrency Loans made or outstanding in Dollars to ABR Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurocurrency Loans made or outstanding in Dollars may only be made on the last day of an Interest Period with respect thereto. The Parent Borrower may elect from time to time to convert outstanding Term Loans and Revolving Credit Loans from ABR Loans to Eurocurrency Loans outstanding in Dollars by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurocurrency Loans outstanding in Dollars shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Eurocurrency Loans made or outstanding in Dollars and ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Eurocurrency Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Parent Borrower that no such conversions may be made and (ii) no Loan may be converted into a Eurocurrency Loan after the date that is one month prior to either the Termination Date (in the case of conversions of Revolving Credit Loans or Tranche A Term Loans) or the Final Maturity Date (in the case of conversions of Tranche B Term Loans).

            (b) Any Eurocurrency Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Parent Borrower giving notice to the Administrative Agent, of the length of the next Interest Period to be applicable to such Loans, determined in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, provided that no Eurocurrency Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Parent Borrower that no such continuations may be made or (ii) after the date that is one month prior to either the Termination Date (in the case of continuations of Revolving Credit Loans or Tranche A Term Loans) or the Final Maturity Date (in the case of continuations of Tranche B Term Loans), and provided, further, that (A) in the case of Eurocurrency Loans made or outstanding in Dollars, if the Parent Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period and (B) in case of Eurocurrency Loans made or outstanding in any Designated Foreign Currency, if the Parent Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to clause (i) of the preceding proviso, such Eurocurrency Loans will be continued for the shortest available Interest Periods as determined by the Administrative Agent. Upon receipt of any such notice of continuation pursuant to this subsection 4.2(b), the Administrative Agent shall promptly notify each affected Lender thereof.

            4.3 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurocurrency Loans outstanding in Dollars comprising each Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof, the Dollar Equivalent of the aggregate principal amount of the Eurocurrency Loans outstanding in any Designated Foreign Currency comprising each Set shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and so that there shall not be more than 15 Tranches at any one time outstanding.

            4.4 Optional and Mandatory Prepayments and Commitment Reductions.
(a) Each of the Borrowers may at any time and from time to time prepay the Loans (including the Reimbursement Obligations in respect of Letters of Credit issued for its account) and permanently reduce the Revolving Credit Commitments, in whole or in part, subject to subsections 4.4(k) and 4.12, without premium or penalty, upon at least three Business Days' irrevocable notice by the Parent Borrower on behalf of the applicable Borrower to the Administrative Agent (in the case of Eurocurrency Loans and Reimbursement Obligations outstanding in any Designated Foreign Currency), at least, three Business Days' irrevocable notice by the Parent Borrower to the Administrative Agent (in the case of Eurocurrency Loans and Reimbursement Obligations outstanding in Dollars), at least one Business Day's irrevocable notice by the Parent Borrower to the Administrative Agent (in the case of ABR Loans other than Swing Line Loans) or same-day irrevocable notice by the Parent Borrower to the Administrative Agent (in the case of Swing Line Loans), specifying, in the case of any prepayment of Loans, the date and amount of prepayment or reduction, as the case may be, the identity of the prepaying Borrower, and whether the prepayment is (i) of Term Loans, Revolving Credit Loans or Swing Line Loans, or a combination thereof, or (ii) of Eurocurrency Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurocurrency Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to

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                                                                              46


subsection 4.12 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Partial prepayments of (i) the Term Loans shall be applied (x) pro rata (based on outstanding principal amount) to the Tranche A Term Loans and the Tranche B Term Loans and (y) pro rata to the respective installments of principal thereof, provided that any such payment made within 12 months prior to the date on which an installment of principal thereof is scheduled to be made may, at the option of the Parent Borrower, be applied first to such installment, and (ii) the Revolving Credit Loans and the Letters of Credit shall be applied, first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent. Partial prepayments pursuant to this subsection 4.4(a) shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in the case of Eurocurrency Loans outstanding in any Designated Foreign Currency, the Dollar Equivalent of an aggregate principal amount of at least approximately $5,000,000), provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety.

            (b) Except as otherwise provided in subsection 4.14, if, at any time during the Revolving Credit Commitment Period, the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) exceeds the aggregate Revolving Credit Commitments then in effect, the Borrowers shall, without notice or demand, immediately repay the Revolving Credit Loans and the Swing Line Loans in an aggregate principal amount equal to such excess together with interest accrued to the date of such payment or prepayment and any amounts payable under subsection 4.12. To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, such Aggregate Outstanding Revolving Credit exceeds the aggregate Revolving Credit Commitments then in effect, the Borrowers shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

            (c) If (i) Holding or any of its Subsidiaries shall incur Indebtedness for borrowed money (other than Indebtedness permitted pursuant to subsection 8.2 hereof and Section 5.4.2 of the Guarantee and Collateral Agreement) pursuant to a public offering or private placement or otherwise, (ii) Holding or any of its Subsidiaries shall make an Asset Sale (other than pursuant to clauses (i), (ii), (iii), (iv), (v), (vi) and (viii) of subsection 8.6(a)),
(iii) Holding or any of its Subsidiaries shall enter into a Permitted Receivables Securitization or (iv) Holding or any of Subsidiaries shall receive in excess of $20,000,000 of Net Cash Proceeds from Sale and Leaseback Transactions during the term of this Agreement, then, in each case, the Borrowers shall prepay the Loans and cash collateralize the L/C Obligations in an amount equal to (w) in the case of the incurrence of any such Indebtedness, 100% of the Net Cash Proceeds thereof, (x) in the case of any such Asset Sale, 100% of the Net Cash Proceeds thereof minus any Reinvested Amounts, (y) in the case of any such Permitted Receivables Securitization, 100% of the Net Cash Proceeds thereof and (z) in the case of any such Sale and Leaseback Transaction, 100% of the Net Cash Proceeds to the extent such Net Cash Proceeds, together with the Net Cash Proceeds of any other Sale and Leaseback Transaction entered into by Holding or any of its Subsidiaries, exceeds $20,000,000, in each such case, with such prepayment to be made on the date of receipt of any such Net Cash Proceeds. Nothing in this paragraph (c) shall limit the rights of the Administrative Agent and the Lenders set forth in Section 9.

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                                                                              47


            (d) Commencing March 31, 2001, and on each March 31 thereafter, the Borrowers shall apply toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in subsection 4.4(f) the ECF Percentage of the Parent Borrower's Excess Cash Flow for the fiscal year ending on the immediately preceding last Saturday in December (or, (i) in the case of any year where December 31 is a Saturday, the fiscal year ending on the date in December set forth opposite such fiscal year on Schedule 4.4(d) and (ii) in the case of the first such payment, the fiscal period beginning on the Effective Date and ending on December 24, 1999).

            (e) The Borrowers shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing of Revolving Credit Loans.

            (f) Prepayments pursuant to subsections 4.4(c) and 4.4(d) shall be applied, first, to prepay Term Loans then outstanding, second, to prepay Swing Line Loans then outstanding, third, to prepay Revolving Credit Loans then outstanding, fourth, to pay any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent. Prepayments of Term Loans pursuant to subsections 4.4(c) and 4.4(d) shall be applied (x) pro rata (based on outstanding principal amount) to the Tranche A Term Loans and the Tranche B Term Loans and (y) pro rata to the respective installments of principal thereof, provided that any such payment made within 12 months prior to the date on which an installment of principal thereof is scheduled to be made may, at the option of the Parent Borrower, be applied first to such installment.

            (g) Notwithstanding anything to the contrary in this subsection 4.4, so long as any Tranche A Term Loans are outstanding, each Tranche B Term Loan Lender may, at its option, decline the portion of any optional prepayment or mandatory payment applicable to the Tranche B Term Loans of such Lender; accordingly, with respect to the amount of any optional or mandatory prepayment described in this subsection 4.4 that is allocated to Tranche B Term Loans (such amount, the "Tranche B Prepayment Amount"), the Parent Borrower will, in lieu of applying such amount to the prepayment of Tranche B Term Loans as provided in subsections 4.4(a), 4.4(c) and 4.4(d), on the date specified in this subsection
4.4 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche B Term Loan Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as practicable after receiving such notice from the Parent Borrower, the Administrative Agent will send to each Tranche B Term Loan Lender a Prepayment Option Notice, which shall be in the form of Exhibit D, and shall include an offer by the Parent Borrower to prepay on the date (each, a "Prepayment Date") that is ten Business Days after the date of the Prepayment Option Notice, the Tranche B Term Loans of such Lender by an amount equal to the Tranche B Prepayment Amount indicated in such Lender's Prepayment Option Notice. On the Prepayment Date, (i) the Parent Borrower shall pay to the Administrative Agent the aggregate amount necessary to prepay that portion of the outstanding Tranche B Term Loans in respect of which Tranche B Term Loan Lenders have accepted prepayment as described above (such Lenders, the "Accepting Lenders"), and such amount shall be applied to reduce the Tranche B Prepayment Amounts with respect to each Accepting Lender and (ii) the Parent Borrower shall pay to the Administrative Agent an amount equal to the portion of the Tranche B Prepayment Amount not accepted by the Accepting Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans.

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                                                                              48


            (h) Amounts prepaid on account of Term Loans pursuant to subsection 4.4(a), 4.4(c) or 4.4(d) may not be reborrowed.

            (i) The Revolving Credit Commitments shall be permanently reduced by the amount of all prepayments of Revolving Credit Loans, payments of Reimbursement Obligations and cash collateralizations of L/C Obligations made under subsection 4.4(c) or 4.4(d). Notwithstanding anything to the contrary in this subsection 4.4, in the event Holding or any of its Subsidiaries shall enter into a Permitted Receivables Securitization, the aggregate Revolving Credit Commitments of all the Revolving Credit Lenders shall not be reduced below $25,000,000 pursuant to the terms of subsection 4.4(c)(iii).

            (j) Notwithstanding the foregoing provisions of this subsection 4.4, if at any time any prepayment of the Loans pursuant to subsection 4.4(b), 4.4(c), 4.4(d) or 4.14 would result, after giving effect to the procedures set forth in this Agreement, in the Parent Borrower incurring breakage costs under subsection 4.12 as a result of Eurocurrency Loans being prepaid other than on the last day of an Interest Period with respect thereto, then the relevant Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially (i) deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of such Eurocurrency Loans with the Administrative Agent (which deposit must be equal in amount to the amount of such Eurocurrency Loans not immediately prepaid) to be held as security for the obligations of the Borrowers to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to which Eurocurrency Loans (or such earlier date or dates as shall be requested by the Parent Borrower) or (ii) make a prepayment of the Revolving Credit Loans in accordance with subsection 4.4(a) with an amount equal to a portion (up to 100%) of the amounts that otherwise would have been paid in respect of such Eurocurrency Loans (which prepayment, together with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such Eurocurrency Loans not immediately prepaid); provided that, notwithstanding anything in this Agreement to the contrary, none of the Borrowers may request any Extension of Credit under the Revolving Credit Commitments that would reduce the aggregate amount of the Available Revolving Credit Commitments to an amount that is less than the amount of such prepayment until the related portion of such Eurocurrency Loans have been prepaid; provided, further, that, in the case of either clause (i) or (ii), such unpaid Eurocurrency Loans shall continue to bear interest in accordance with subsection
4.1 until such unpaid Eurocurrency Loans or the related portion of such Eurocurrency Loans, as the case may be, have or has been prepaid.

            (k) Optional prepayments of Tranche B Term Loans, and any prepayments of Tranche B Term Loans (whether optional or mandatory) made as a result of or in connection with a Change of Control, any sale of all or substantially all of the assets of the Parent Borrower and its Subsidiaries or any refinancing of any of the Indebtedness hereunder, shall be at par plus accrued interest on the amount prepaid plus a premium. The premium shall initially be 2% of the aggregate principal amount prepaid, shall decline to 1% on the first anniversary of the Effective Date and, from and after the second anniversary of the Effective Date, shall be 0%.

            4.5 Commitment Fees; Administrative Agent's Fee; Other Fees. (a) The Parent Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender, a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Termination Date, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the Effective Date.

            (b) The Parent Borrower shall pay to the Administrative Agent an annual administration fee of $250,000 in respect of the period from the Effective Date to the first anniversary thereof and of $150,000 in respect of each annual period subsequent thereto, which fee shall be payable in equal quarterly installments in advance on the Effective Date in respect of the quarter in which the Effective Date occurs (prorated for the period from the Effective Date to the end of such quarter) and on the last day of each March, June, September and December thereafter (pro rated for the quarterly installment paid immediately prior to the first anniversary of the Effective Date based on the $250,000 amount for the period from the scheduled date of payment of such quarterly installment to such first anniversary and based on the $150,000 amount for the remainder of the quarterly period for which such payment is made).

            (c) The Parent Borrower shall pay (without duplication, including of any fee payable under subsections 4.5(a) and 4.5(b)) to Chase and Bank of America, for their respective accounts and, as specified therein, for the account of the Lenders, the other fees required to be paid pursuant to (i) the Commitment Letter, dated November 11, 1999, among Chase, CSI, Bank of America, BAS and the Parent Borrower and (ii) the Fee Letter, dated November 11, 1999, among Chase, CSI, Bank of America, BAS and the Parent Borrower, in each case in the amounts and on the dates set forth therein.

            4.6 Computation of Interest and Fees. (a) Interest (other than interest based on the Prime Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed; and commitment fees and interest based on the Prime Rate shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Parent Borrower and the affected Lenders of each determination of a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the ABR, the Eurocurrency Reserve Requirements, the C/D Assessment Rate or the C/D Reserve Percentage shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Parent Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on each of the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Parent Borrower, deliver to the Parent Borrower a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.1, excluding any Eurocurrency Base Rate which is based upon the Telerate British Bankers Assoc. Interest Settlement Rates Page and any ABR which is based upon the Prime Rate.

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                                                                              50


            4.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon each of the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate with respect to any Eurocurrency Loan (the "Affected Eurocurrency Rate") for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Parent Borrower and the Lenders as soon as practicable thereafter. If such notice is given, (a) any Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate requested to be made on the first day of such Interest Period shall be made as ABR Loans (to the extent otherwise permitted by subsection 4.2), (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate shall be converted to or continued as ABR Loans (to the extent otherwise permitted by subsection 4.2), (c) any outstanding Eurocurrency Loans that are Revolving Credit Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate and that are not otherwise permitted to be converted to or continued as ABR Loans by subsection 4.2 shall, upon demand by the Revolving Credit Lenders the Revolving Credit Commitment Percentage of which aggregate at least 51%, be immediately repaid by the applicable Borrower on the last day of the then current Interest Period with respect thereto together with accrued interest thereon or otherwise, at the option of the Parent Borrower, shall remain outstanding and bear interest at a rate which reflects, as to each of the Revolving Credit Lenders, such Revolving Credit Lender's cost of funding such Eurocurrency Loans, as reasonably determined by such Revolving Credit Lender, plus the Applicable Margin hereunder and (d) any outstanding Eurocurrency Loans that are Tranche A Term Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate and that are not otherwise permitted to be converted to or continued as ABR Loans by subsection 4.2 shall, upon demand by the Tranche A Term Loan Lenders the Tranche A Term Loan Percentage of which aggregate at least 51%, be immediately repaid by the Parent Borrower on the last day of the then current Interest Period with respect thereto together with accrued interest thereon or otherwise, at the option of the Parent Borrower, shall remain outstanding and bear interest at a rate which reflects, as to each of the Tranche A Term Loan Lenders, such Tranche A Term Loan Lender's cost of funding such Eurocurrency Loans, as reasonably determined by such Tranche A Term Loan Lender, plus the Applicable Margin hereunder. If any such repayment occurs on a day which is not the last day of the then current Interest Period with respect to such affected Eurocurrency Loan, the applicable Borrower shall pay to each of the applicable Lenders such amounts, if any, as may be required pursuant to subsection 4.12. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate shall be made or continued as such, nor shall any of the Borrowers have the right to convert ABR Loans to Eurocurrency Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate.

            4.8 Pro Rata Treatment and Payments. (a) Subject to subsection 4.8(c), each borrowing of Revolving Credit Loans (other than Swing Line Loans) by any of the Borrowers from the Revolving Credit Lenders hereunder shall be made, each payment by any of the Borrowers on account of any commitment fee in respect of the Revolving Credit Commitments hereunder shall be allocated by the Administrative Agent and any reduction of the Revolving Credit Commitments of the Revolving Credit Lenders shall be allocated by the Administrative Agent, pro rata according to the relevant Revolving Credit Commitment Percentages of the Revolving Credit Lenders. Subject to subsection 4.8(c), each payment (including each prepayment) by any of the Borrowers on account of principal of and interest on any Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment (including each prepayment) by any of the Borrowers on account of principal of and interest on any Term Loans shall, subject to subsection 4.4(g), be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Term Loans then held by the Term Loan Lenders. All payments (including prepayments) to be made by any of the Borrowers hereunder and under any Notes, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off, counterclaim or, except as permitted under subsection 4.11, other deduction and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders holding the relevant Loans or the L/C Participants, as the case may be, at the Administrative Agent's office specified in subsection 11.2, in Dollars or, in the case of Eurocurrency Loans outstanding in any Designated Foreign Currency and L/C Obligations in any Designated Foreign Currency, such Designated Foreign Currency and, whether in Dollars or any Designated Foreign Currency, in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to such Lenders, if any such payment is received prior to 1:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent shall distribute such payment to such Lenders on the next succeeding Business Day. If any payment hereunder (other than payments on the Eurocurrency Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

            (b) Unless the Administrative Agent shall have been notified in writing by any Revolving Credit Lender prior to a borrowing that such Revolving Credit Lender will not make the amount that would constitute its Revolving Credit Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Revolving Credit Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to any of the Borrowers in respect of such borrowing a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Revolving Credit Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to (i) in the case of any Loans to be made in Dollars, the daily average Federal Funds Effective Rate or (ii) in the case of any Revolving Credit Loans to be made in any Designated Foreign Currency, the rate customary in such

Designated Foreign Currency for settlement of similar inter-bank obligations, as quoted by the Administrative Agent, in each case for the period until such Revolving Credit Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Revolving Credit Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Revolving Credit Lender's Revolving Credit Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Revolving Credit Lender within three Business Days of such Borrowing Date, (x) the Administrative Agent shall notify the Parent Borrower of the failure of such Revolving Credit Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to in the case of any Loans to be made in Dollars, ABR Loans hereunder or, in the case of Loans to be made in any Designated Foreign Currency, the rate per annum referred to in clause (ii) of the second preceding sentence in respect of such Designated Foreign Currency plus the Applicable Margin hereunder, on demand, from such Borrower and (y) then such Borrower may, without waiving any rights it may have against such Revolving Credit Lender, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Revolving Credit Lender does in fact make such borrowing available, provided that at the time such borrowing is made and at all times while such amount is outstanding such Borrower would be permitted to borrow such amount pursuant to subsection 2.1.

            (c) Notwithstanding any other provision contained herein, in the event that any Revolving Credit Lender gives notice to the Administrative Agent that it is unable to fund Revolving Credit Loans in any Designated Foreign Currency (other than Euros and Sterling) at a reasonable cost to it, the Administrative Agent shall, until such notice is withdrawn and to the extent necessary in order to excuse such Revolving Credit Lender from making any Revolving Credit Loans in such Designated Foreign Currency and to continue to make available to the Borrowers the full aggregate amount of the Revolving Credit Commitments, reallocate from time to time among the Revolving Credit Lenders the outstanding Revolving Credit Loans denominated in Dollars and the Revolving Credit Loans in such Designated Foreign Currency; provided that, in the event that the Revolving Credit Lenders the Revolving Credit Commitment Percentage of which aggregate at least 51% give such notice to the Administrative Agent, the Revolving Credit Lenders shall not be required to make any Revolving Credit Loans in such Designated Foreign Currency until any such notices have been withdrawn so that the Revolving Credit Lenders the Revolving Credit Commitment Percentage of which aggregate at least 51% have either not given any such notice or have withdrawn any such notice.

            4.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Effective Date shall make it unlawful for any Lender to make or maintain any Eurocurrency Loans as contemplated by this Agreement ("Affected Eurocurrency Loans"), (a) such Lender shall promptly give written notice of such circumstances to the Parent Borrower and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Eurocurrency Loans, continue Affected Eurocurrency Loans as such and convert ABR Loans to Affected Eurocurrency Loans shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Affected Eurocurrency Loans, such Lender shall then have a commitment only to make an ABR Loan when an Affected Eurocurrency Loan is requested (to the extent otherwise permitted by subsection 4.2), (c) such

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                                                                              53


Lender's Loans then outstanding as Affected Eurocurrency Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law (to the extent otherwise permitted by subsection 4.2) and (d) such Lender's Loans then outstanding as Affected Eurocurrency Loans, if any, not otherwise permitted to be converted to ABR Loans by subsection 4.2 shall, upon notice to the Parent Borrower, be prepaid with accrued interest thereon on the last day of the then current Interest Period with respect thereto (or such earlier date as may be required by any such Requirement of Law). If any such conversion of an Affected Eurocurrency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the applicable Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.12.

            4.10 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Effective Date (or, if later, the date on which such Lender becomes a Lender):

            (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Application or any Eurocurrency Loans made by it or its obligation to make Eurocurrency Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 4.11 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations (if any) under subsection 4.11(b) or (c)) and changes in taxes measured by or imposed upon the overall net income, or franchise taxes, or taxes measured by or imposed upon overall capital or net worth, or branch taxes (in the case of such capital, net worth or branch taxes, imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate hereunder; or

            (iii) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Parent Borrower from such Lender, through the Administrative Agent, in accordance herewith, the applicable Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, such Borrower may elect to convert the Eurocurrency Loans made by such Lender hereunder to ABR Loans (to the extent otherwise permitted by subsection 4.2) by giving the Administrative Agent at least one Business Day's notice of such election, in which case such Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to this subsection and such amounts, if any, as may be required pursuant to subsection 4.12. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Parent Borrower, through the Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Effective Date (or, if later, the date on which such Lender becomes a Lender), does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after submission by such Lender to the Parent Borrower (with a copy to the Administrative Agent) of a written request therefor certifying (x) that one of the events described in this paragraph (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender and a reasonably detailed explanation of the calculation thereof, the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            4.11 Taxes. (a) Except as provided below in this subsection, all payments made by any of the Borrowers under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding taxes measured by or imposed upon the overall net income (including net income taxes imposed by means of a backup withholding tax) of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes measured by or imposed upon the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending

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                                                                              55


office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and any Notes, provided, however, that any of the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender with respect to Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (b) or (c) of this subsection or (ii) that are U.S. withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement. Whenever any Non-Excluded Taxes are payable by any of the Borrowers, as promptly as possible thereafter the applicable Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If any of the Borrowers fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            (b) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall:

            (X) (i) on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to such Lender, deliver to the Parent Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be and such other forms and certifications as may be required under applicable law, in order to establish that it is entitled to receive payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes;

            (ii) deliver to the Parent Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Parent Borrower; and

            (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Parent Borrower or the Administrative Agent; or

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                                                                              56


            (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that is not entitled to comply with subparagraph (X) hereof, (i) represent to the Parent Borrower (for the benefit of each of the Borrowers and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (ii) agree to furnish to the Parent Borrower on or before the date of any payment by any of the Borrowers, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit C (any such certificate a "U.S. Tax Compliance Certificate") and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 871(h) or 881(c) of the Code with respect to payments to be made under this Agreement and any Notes (and to deliver to the Parent Borrower and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Parent Borrower or the Administrative Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Parent Borrower, to provide to the Parent Borrower (for the benefit of each of the Borrowers and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement and any Notes (for the avoidance of doubt, in determining the reasonableness of a request under this clause (iii), such Lender shall be entitled to consider the cost (to the extent unreimbursed by the Parent Borrower) which would be imposed on such Lender of complying with such request);

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Parent Borrower and the Administrative Agent.

            (c) Each Revolving Credit Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Revolving Credit Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Taxes (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, provided that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Revolving Credit Lender.

            (d) Each Person that shall become a Lender or a Participant pursuant to subsection 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that, in the case of a Participant, the

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                                                                              57


obligations of such Participant pursuant to paragraph (b) or (c) of this subsection shall be determined as if such Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

            4.12 Indemnity. Each of the Borrowers agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans after the Parent Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment of Eurocurrency Loans after the Parent Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurocurrency Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurocurrency Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market. A certificate as to any amounts payable pursuant to this subsection submitted to the Parent Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            4.13 Certain Rules Relating to the Payment of Additional Amounts.
(a) Upon the request, and at the expense, of the applicable Borrower, each Lender to which any of the Borrowers is required to pay any additional amount pursuant to subsection 4.10 or 4.11, and any Participant in respect of whose participation such payment is required, shall reasonably afford such Borrower the opportunity to contest, and reasonably cooperate with such Borrower in contesting, the imposition of any Non-Excluded Tax giving rise to such payment; provided that (i) such Lender shall not be required to afford such Borrower the opportunity to so contest unless such Borrower shall have confirmed in writing to such Lender its obligation to pay such amounts pursuant to this Agreement and
(ii) such Borrower shall reimburse such Lender for its reasonable attorneys' and accountants' fees and disbursements incurred in so cooperating with such Borrower in contesting the imposition of such Non-Excluded Tax; provided, however that notwithstanding the foregoing no Lender shall be required to afford any Borrower the opportunity to contest, or cooperate with such Borrower in contesting, the imposition of any Non-Excluded Taxes, if such Lender in its sole discretion in good faith determines that to do so would have an adverse effect on it.

            (b) If a Lender changes its applicable lending office (other than pursuant to paragraph (c) below) and the effect of the change, as of the date of the change, would be to cause any of the

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Borrowers to become obligated to pay any additional amount under subsection 4.10 or 4.11, such Borrower shall not be obligated to pay such additional amount.

            (c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender by any of the Borrowers pursuant to subsection 4.10 or 4.11, such Lender shall promptly notify the applicable Borrower and the Administrative Agent and shall take such steps as may reasonably be available to it and acceptable to such Borrower to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided that such Lender shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Parent Borrower agrees to reimburse such Lender for the reasonable incremental out-of-pocket costs thereof).

            (d) If any of the Borrowers shall become obligated to pay additional amounts pursuant to subsection 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under subsection 4.10 or 4.11, the applicable Borrower shall have the right, for so long as such obligation remains, (x) with the assistance of the Administrative Agent, to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent and such Borrower to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan's principal amount plus accrued interest, and assume the affected obligations under this Agreement, or
(y) upon at least four Business Days' irrevocable notice to the Administrative Agent, to prepay the affected Loan, in whole or in part, subject to subsections 4.4(k) and 4.12, without premium or penalty. In the case of the substitution of a Lender, the applicable Borrower, the Administrative Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to subsection 11.6(c) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid pursuant to subsection 11.6(e) in connection with such assignment shall be paid by such Borrower. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the applicable Borrower shall first pay the affected Lender any additional amounts owing under subsections 4.10 and 4.11 (as well as any commitment fees and other amounts then due and owing to such Lender) prior to such substitution or prepayment.

            (e) If the Administrative Agent or any Lender receives a refund in respect of taxes for which any of the Borrowers has made additional payments pursuant to subsection 4.10(a) or 4.11(a), the Administrative Agent or such Lender, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority) to such Borrower, provided, however, that such Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to the Administrative Agent or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority.

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                                                                              59

            (f) The obligations of a Lender or Participant under this subsection
4.13 shall survive the termination of this Agreement and the payment of the Loans and all amounts payable hereunder.

            4.14 Controls on Prepayment if Aggregate Outstanding Revolving Credit Exceeds Aggregate Revolving Credit Commitments. (a) The Parent Borrower will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers and the issuance of and drawings under Letters of Credit, with the object of preventing any request for an Extension of Credit that would result in the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) being in excess of the aggregate Revolving Credit Commitments then in effect and of promptly identifying any circumstance where, by reason of changes in exchange rates, the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) exceeds the aggregate Revolving Credit Commitments then in effect. In the event that at any time the Parent Borrower determines that the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) exceeds the aggregate Revolving Credit Commitments then in effect by more than 5%, the Parent Borrower will, as soon as practicable but in any event within five Business Days of making such determination, first, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment), second, pay any Reimbursement Obligations then outstanding and, third, cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent, as shall be necessary to cause the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) to no longer exceed the aggregate Revolving Credit Commitments then in effect. If any such repayment or prepayment of a Eurocurrency Loan pursuant to this subsection occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Parent Borrower shall pay to the Revolving Credit Lenders such amounts, if any, as may be required pursuant to subsection 4.12.

            (b) The Administrative Agent will calculate the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) from time to time, and in any event not less frequently than once during each calendar week. In making such calculations, the Administrative Agent will rely on the information most recently received by it from the Swing Line Lender in respect of outstanding Swing Line Loans and from the Issuing Lender in respect of outstanding L/C Obligations.

            (c) In the event that on any date the Administrative Agent calculates that the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) exceeds the aggregate Revolving Credit Commitments then in effect by more than 5%, the Administrative Agent will give notice to such effect to the Parent Borrower and the Lenders. Following receipt of any such notice, the Parent Borrower will, as soon as practicable but in any event within five Business Days of receipt of such notice, first, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment), second, pay any Reimbursement Obligations then outstanding and, third, cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent as shall be necessary to cause the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Credit Lenders (including the Swing Line Lender) to no longer exceed the aggregate Revolving Credit Commitments then in effect. If any

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                                                                              60


such repayment or prepayment of a Eurocurrency Loan pursuant to this subsection occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Parent Borrower shall pay to the Revolving Credit Lenders such amounts, if any, as may be required pursuant to subsection 4.12.

                    SECTION 5. REPRESENTATIONS AND WARRANTIES

            To induce the Administrative Agent and each Lender to make the Extensions of Credit requested to be made by it on the Effective Date and on each Borrowing Date thereafter, the Parent Borrower hereby represents and warrants, on the Effective Date (both before and after giving effect to the Acquisition), and on every Borrowing Date thereafter, to the Administrative Agent and each Lender that:

            5.1 Financial Condition. (a) The audited consolidated balance sheets of the Parent Borrower and its consolidated Subsidiaries as of December 28, 1996, December 27, 1997 and December 26, 1998 and the audited consolidated statements of income and of cash flows for the fiscal years ended on such dates have heretofore been furnished to each Lender. Such financial statements (including the notes thereto) (i) have been audited by KPMG Peat Marwick LLP in the case of the financial statements as of December 28, 1996 and December 27, 1997 and by PricewaterhouseCoopers LLP in the case of the financial statements as of December 26, 1998, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (iii) (on the basis disclosed in the footnotes to such financial statements) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries as of such dates and for such periods. The unaudited interim consolidated balance sheets of the Parent Borrower and its consolidated Subsidiaries as at the end of, and the related unaudited interim consolidated statements of income and of cash flows for, each fiscal month ended after December 26, 1998 and prior to the Effective Date have heretofore been furnished to each Lender. During the period from December 26, 1998 to and including the Effective Date, there has been no sale, transfer or other disposition by the Parent Borrower or its Subsidiaries of any material part of the business or property of the Parent Borrower and its consolidated Subsidiaries, taken as a whole, and, except as provided in the Acquisition Agreement, no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Parent Borrower and its consolidated Subsidiaries, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Effective Date.

            (b) The audited combined balance sheets of the Acquired Business as of September 30, 1996, September 30, 1997 and September 30, 1998 and the audited combined statements of income and of cash flows for the fiscal years ended on such dates have heretofore been furnished to each Lender. Such financial statements (including the notes thereto) (i) have been audited by Ernst & Young,
(ii) have been prepared in accordance with U.K. GAAP consistently applied throughout the periods covered thereby, (iii) set forth at Note 22 an explanation of the significant differences between U.K. GAAP and U.S. GAAP and
(iv) (on the basis disclosed in the footnotes to such financial statements) present fairly, in all material respects, the combined financial condition, results of operations and cash flows of the

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                                                                              61


Acquired Business as of such dates and for such periods. The unaudited interim combined balance sheets of the Acquired Business as at the end of, and the related unaudited interim combined statements of income and of cash flows for, the six-month period ended March 31, 1999 and for the nine-month period ended June 30, 1999 have heretofore been furnished to each Lender. During the period from September 30, 1998 to and including the Effective Date, except as provided in the Acquisition Agreement, there has been no sale, transfer or other disposition by the Acquired Business of any material part of the business or property of the Acquired Business and no purchase or other acquisition by the Acquired Business of any business or property (including any Capital Stock of any other Person) material in relation to the combined financial condition of the Acquired Business, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Effective Date.

            (c) The pro forma balance sheet and statements of income and of cash flows of the Parent Borrower and its consolidated Subsidiaries (the "Pro Forma Financial Statements"), copies of which have heretofore been furnished to each Lender, are the balance sheet and statements of income and of cash flows of the Parent Borrower and its consolidated Subsidiaries for the twelve-month period ended June 30, 1999 (the "Pro Forma Date"), adjusted to give effect (as if such events had occurred on such date) to (i) the consummation on the Effective Date of the Acquisition (and in any event excluding any pre-closing or post-closing adjustments in respect thereof, including any purchase price adjustments, and the final allocation of the purchase price therefor), (ii) the making of the Loans to be made on the Effective Date in an aggregate principal amount of not more than $390,000,000, (iii) the refinancing of certain existing Indebtedness of the Parent Borrower, including, without limitation, Indebtedness outstanding under the Existing Credit Agreement, and (iv) the payment of estimated fees, expenses, financing costs and settlement of intercompany accounts related to the transactions contemplated hereby and thereby. The Pro Forma Financial Statements were prepared in good faith on the basis of reasonable estimates (it being understood that there has been no allocation of the purchase price for the Acquisition).

            5.2 No Change; Solvent. Since March 31, 1999, (a) there has been no event, occurrence, fact or change (including any event, occurrence, fact, condition or change resulting from economic recession, war or other major global turmoil) that, individually or in the aggregate, is or would reasonably be expected to be materially adverse to the business, operations, assets, liabilities or results of operations of the Parent Borrower and its Subsidiaries (after giving effect to the Acquisition) taken as a whole (a "Material Adverse Change"), provided, however, that any adverse change in the U.S. or global financial or capital markets shall not alone constitute a Material Adverse Change and (b) except as permitted under this Agreement or (at any time prior to the consummation of the Acquisition on the Effective Date) the Transaction Documents, and except for dividends or other distributions by the Acquired Business prior to the execution and delivery of the Acquisition Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock of Holding, the Parent Borrower or the Acquired Business nor has any of the Capital Stock of Holding, the Parent Borrower or the Acquired Business been redeemed, retired, purchased or otherwise acquired for value by Holding, the Parent Borrower or the Acquired Business or any of their respective Subsidiaries. As of the Effective Date, after giving effect to (i) the consummation of the Acquisition, (ii) the making of Loans to be made on the Effective Date in an aggregate principal amount of not more than $390,000,000 and (iii) the payment of estimated fees, expenses and financing costs related to the

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                                                                              62


transactions contemplated hereby and thereby, each of Holding, the Parent Borrower and the Acquired Business is Solvent.

            5.3 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

            5.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of each of the Borrowers, to obtain Extensions of Credit hereunder, and each such Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of each of the Borrowers, to authorize the Extensions of Credit on the terms and conditions of this Agreement, any Notes and the Applications. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party or, in the case of each of the Borrowers, with the Extensions of Credit hereunder, except for (i) consents, authorizations, notices and filings described in Schedule 5.4, all of which have been obtained or made, (ii) filings to perfect the Liens created by the Security Documents,
(iii) filings pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss.3727 et seq.) in respect of Accounts and contracts of the Parent Borrower and its Subsidiaries, the Obligor on which is the United States of America or any department, agency or instrumentality thereof and (iv) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by each of the Borrowers, and each other Loan Document to which any Loan Party is a party, has been, or will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes a legal, valid and binding obligation of each of the Borrowers, and each other Loan Document to which any Loan Party is a party as executed and delivered does constitute, or when executed and delivered, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            5.5 No Legal Bar. Except as previously disclosed in writing to the Lenders on or prior to the Effective Date, the execution, delivery and performance of the Loan Documents by the Loan

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                                                                              63


Parties, the Extensions of Credit hereunder and the use of the proceeds thereof
(a) will not violate any Requirement of Law or Contractual Obligation of any Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

            5.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Parent Borrower, threatened by or against Holding or any of its Subsidiaries or against any of its or their respective properties or revenues, which is not subject to indemnification by the Seller pursuant to the Acquisition Agreement, and (a) is so pending or threatened on or prior to the Effective Date and relates to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which would be reasonably expected to have a Material Adverse Effect.

            5.7 No Default. Neither Holding, the Parent Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

            5.8 Ownership of Property; Liens. Each of Holding, the Parent Borrower and its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Liens permitted by subsection 8.3.

            5.9 Intellectual Property. Each of the Parent Borrower and each of its Subsidiaries owns, or has the legal right to use, all United States patents, patent applications, trademarks, trademark applications, tradenames, service marks, copyrights, technology, know-how and processes necessary for each of them to conduct its business as currently conducted or as proposed to be conducted immediately following the Effective Date (the "Intellectual Property") except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Parent Borrower know of any such claim, and, to the knowledge of the Parent Borrower, the use of such Intellectual Property by the Parent Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

            5.10 No Burdensome Restrictions. Except as previously disclosed in writing to the Lenders on or prior to the Effective Date, no Requirement of Law or Contractual Obligation of Holding, the Parent Borrower or any of its Subsidiaries would be reasonably expected to have a Material Adverse Effect.

            5.11 Taxes. To the knowledge of the Parent Borrower: each of Holding, the Parent Borrower and its Subsidiaries has filed or caused to be filed all United States federal income tax returns and all other material tax returns which are required to be filed and has paid (a) all taxes shown to be due and payable on said returns and (b) all taxes shown to be due and payable on any assessments of

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                                                                              64


which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of Holding, the Parent Borrower or its Subsidiaries, as the case may be); and no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge. The preceding sentence shall not apply to any taxes, fees or other charges which are subject to indemnification by the Seller under the Acquisition Agreement and with respect to which the Parent Borrower has disclosed to the Administrative Agent the failure to file or pay, the filing of a tax Lien, or the assertion of a claim.

            5.12 Federal Regulations. No part of the proceeds of any Loans or any Letter of Credit will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or for any purpose which violates the provisions of the Regulations of the Board, including, without limitation, Regulation T, Regulation U or Regulation X of the Board. If requested by any Lender or the Administrative Agent, the Parent Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 or such other similar form referred to in Regulation T, Regulation U or Regulation X of the Board, as the case may be.

            5.13 ERISA. During the five year period prior to each date as of which this representation is made, or deemed made, with respect to any Plan (or, with respect to (vi) or (viii) below, as of the date such representation is made or deemed made), none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a liability to Holding, the Parent Borrower or any of its Subsidiaries which would be reasonably expected to have a Material Adverse Effect: (i) a Reportable Event; (ii) an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA); (iii) any material noncompliance with the applicable provisions of ERISA or the Code; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien in favor of the PBGC or a Plan; (vi) Underfunding with respect to any Single Employer Plan; (vii) a complete or partial withdrawal from any Multiemployer Plan by Holding, the Parent Borrower or any Commonly Controlled Entity; (viii) any liability of Holding, the Parent Borrower or any Commonly Controlled Entity under ERISA if Holding, the Parent Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; (ix) the Reorganization or Insolvency of any Multiemployer Plan; and (x) an event or condition with respect to which Holding, the Parent Borrower or any Commonly Controlled Entity has incurred or could incur any liability in respect of a Former Plan.

            5.14 Collateral. Except with regard to (i) Liens on equipment constituting fixtures, (ii) any reserved rights of the United States government as required under law, (iii) Liens upon Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) such Liens cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or (b) such Patents, Patent

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                                                                              65


Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole, (iv) Liens on uncertificated securities, (v) Liens on Collateral the perfection of which requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia (except to the extent that such filings or other actions have been made or taken), (vi) Liens on contracts or Accounts on which the United States of America or any department, agency, or instrumentality thereof is the Obligor, (vii) Liens on proceeds of Accounts, until transferred to or deposited in the Collateral Proceeds Account, and (viii) the claims of creditors of Persons receiving goods included as Collateral for "sale or return" within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, upon filing of the financing statements delivered to the Administrative Agent by Holding, the Parent Borrower and its Subsidiaries on the Effective Date in the jurisdictions listed on Schedule 5.14 (which financing statements are in proper form for filing in such jurisdictions) and the recording of the Mortgages (and the recording of the Guarantee and Collateral Agreement, and the making of filings in any other jurisdiction as may be necessary under any Requirement of Law after the Effective Date) and the delivery to, and continuing possession by, the Administrative Agent of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, the Liens created pursuant to each Security Document, when executed and delivered, will constitute valid Liens on and, to the extent provided therein, perfected security interests in the collateral referred to in such Security Document (but as to the Copyrights and the Copyright Licenses and accounts arising therefrom, only to the extent the Uniform Commercial Code of the relevant jurisdiction, from time to time in effect, is applicable) in favor of the Administrative Agent for the ratable benefit of the Lenders, which Liens will be prior to all other Liens of all other Persons, except for Liens permitted pursuant to the Loan Documents (including, without limitation, those permitted to exist pursuant to subsection 8.3), and which Liens are enforceable as such as against all other Persons (except, with respect to goods only, buyers in the ordinary course of business to the extent provided in Section 9-307(1) of the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction), except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing. Notwithstanding any other provision of this Agreement, capitalized terms which are used in this subsection 5.14 and not defined in this Agreement are so used as defined in the applicable Security Document.

            5.15 Investment Company Act; Other Regulations. None of the Borrowers is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act. None of the Borrowers is subject to regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness as contemplated hereby.

            5.16 Subsidiaries. Schedule 5.16 sets forth all the Subsidiaries of Holding at the Effective Date, the jurisdiction of their incorporation and the direct or indirect ownership interest of Holding therein.

            5.17 Purpose of Loans. The proceeds of the Term Loans, and not more than $65,000,000 of the Revolving Credit Loans, shall be used by the Parent Borrower (i) to finance a

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                                                                              66


portion of the purchase price of the Acquisition, (ii) to refinance certain existing Indebtedness of the Parent Borrower, including, without limitation, Indebtedness outstanding under the Existing Credit Agreement, and (iii) to pay certain transaction fees and expenses related to the Acquisition (such transaction fees and expenses not to exceed $30,000,000). The proceeds of the Revolving Credit Loans, the Swing Line Loans and the Letters of Credit shall be used by the Borrowers to finance the working capital and business requirements of the Parent Borrower and its Subsidiaries.

            5.18 Environmental Matters. Other than exceptions to any of the following that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect:

            (a) To the knowledge of the Parent Borrower, the facilities and properties owned, leased or operated by Holding, the Parent Borrower or any of its Subsidiaries (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the business operated by Holding, the Parent Borrower or any of its Subsidiaries (the "Business"), and there are no conditions relating to the Business or Properties that would be reasonably likely to give rise to liability under any applicable Environmental Law.

            (b) To the knowledge of the Parent Borrower, the Properties do not contain, and have not previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or would reasonably give rise to liability under, Environmental Laws.

            (c) Neither Holding, the Parent Borrower nor any of its Subsidiaries has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Parent Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

            (d) To the knowledge of the Parent Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in violation of, or in a manner that would be reasonably likely to give rise to liability of Holding, the Parent Borrower or any of its Subsidiaries under, any applicable Environmental Law, or materially interfere with the continued operations of Holding, the Parent Borrower or any of its Subsidiaries or materially impair the fair saleable value of any of the Properties.

            (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Parent Borrower, threatened, under any Environmental Law to which Holding, the Parent Borrower or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Holding, the Parent Borrower or any of its Subsidiaries, the Properties or the Business.

            (f) There has been no release or, to the knowledge of the Parent Borrower, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of Holding, the Parent Borrower or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that would be reasonably likely to give rise to liability under Environmental Laws.

            (g) Neither Holding, the Parent Borrower nor any of its Subsidiaries has assumed or retained, by contract or, to its knowledge, operation of law, any known or suspected liabilities of any kind, fixed or contingent, as a result of any violation or breach of applicable Environmental Law or with respect to any contamination by any Materials of Environmental Concern.

            5.19 No Material Misstatements. The written information, reports, financial statements, exhibits and schedules furnished by or on behalf of Holding, the Parent Borrower or the Acquired Business to the Administrative Agent, the Other Representatives and the Lenders in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, did not contain as of the Effective Date any material misstatement of fact and did not omit to state as of the Effective Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in their presentation of the Acquisition, or of Holding, the Parent Borrower and its Subsidiaries taken as a whole. It is understood that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Parent Borrower and (ii) such assumptions were believed by such management to be reasonable. Such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.

            5.20 Delivery of the Transaction Documents. The Administrative Agent has received for itself and for each Lender a complete photocopy of each of the Transaction Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof in any material respect.

            5.21 Representations and Warranties Contained in the Transaction Documents. Each of the Transaction Documents will have been duly executed and delivered, by each of the Loan Parties which is a party thereto prior to the Effective Date and, to the knowledge of the Parent Borrower, all other parties thereto, and is in full force and effect on the Effective Date. As of the Effective Date, the representations and warranties of the Seller, Holding and the Parent Borrower and, to the knowledge of the Parent Borrower, any of the other parties thereto contained in any of the Transaction Documents (after giving effect to any amendments, supplements, waivers or other modifications of any of the Transaction Documents prior to the Effective Date in accordance with this Agreement) are true and

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                                                                              68


correct in all material respects except as otherwise disclosed to the Administrative Agent in writing prior to the Effective Date.

            5.22 Labor Matters. There are no strikes pending or, to the knowledge of the Parent Borrower, reasonably expected to be commenced against the Parent Borrower or any of its Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Parent Borrower and each of its Subsidiaries have not been in violation of any applicable laws, rules or regulations, except where such violations would not reasonably be expected to have a Material Adverse Effect. The consummation of the Acquisition will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Parent Borrower or any of its Subsidiaries (or any predecessor) is a party or by which the Parent Borrower or any of its Subsidiaries (or any predecessor) is bound.

            5.23 Senior Indebtedness. The Loans, L/C Obligations and all other obligations hereunder and under the other Loan Documents constitute "Designated Senior Indebtedness" under and as defined in each of the Indentures. The obligations of each Subsidiary that is a Guarantor under the Guarantee and Collateral Agreement constitute "Guarantor Senior Indebtedness" of such Subsidiary Guarantor under and as defined in the Senior Subordinated Note Indenture.

            5.24 Year 2000. Any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000), in and following the year 2000, of the Parent Borrower's and its Subsidiaries' internally developed business software which is critical to the Parent Borrower and its Subsidiaries taken as a whole has been completed. Based on the Parent Borrower's estimates as of the Effective Date, the cost to the Parent Borrower and its Subsidiaries of such reprogramming, to the extent not reflected or reserved for on the consolidated balance sheet of the Parent Borrower and its Subsidiaries, would not reasonably be expected to have a Material Adverse Effect.

                         SECTION 6. CONDITIONS PRECEDENT

            6.1 Conditions to Initial Extension of Credit. This Agreement, including, without limitation, the agreement of each Lender to make the initial Extension of Credit requested to be made by it, shall become effective on the date on which the following conditions precedent shall have been satisfied or waived:

            (a) Loan Documents. The Administrative Agent shall have received the following Loan Documents (each of which shall be satisfactory in form and substance to the Administrative Agent), executed and delivered as required below, with a copy for each applicable Lender: (i) this Agreement, executed and delivered by a duly authorized officer of the Parent Borrower and the Foreign Subsidiary Borrowers listed on Schedule IV, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each of Holding, the Parent Borrower, the Foreign Subsidiary Borrowers listed on Schedule IV and the Domestic Subsidiaries of the Parent Borrower listed on Schedule V, (iii) each of the Mortgages, executed

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                                                                              69


      and delivered by a duly authorized officer of the Loan Party thereto and
      (iv) any Notes requested by the Lenders in accordance with subsections 2.2, 2.7 and 2.8, executed by a duly authorized officer of the applicable Borrower.

            (b) Acquisition Agreement; Consummation of the Acquisition. The Acquisition Agreement shall not have been amended, supplemented, waived or otherwise modified in any material respect since the date thereof, except as may have been consented to in writing by the Administrative Agent and the Syndication Agent, and the Administrative Agent shall have received a certificate of a duly authorized officer of Holding dated the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent, to such effect. The Acquisition shall have been consummated substantially in accordance with the terms and conditions of the Acquisition Agreement for an aggregate purchase price not exceeding (i) $400,000,000 in cash, before giving effect to all adjustments thereof in accordance with the terms and conditions of the Acquisition Agreement, (ii) 24,500 shares of Holding Preferred Stock having an initial liquidation preference of $24,500,000, (iii) 174,961 shares of common stock of Holding, representing approximately 20% of Holding's issued and outstanding common stock (giving effect to vested options as of September 14, 1999), and (iv) a warrant to purchase 87,480 shares of common stock of Holding at an exercise price of $400 per share, and the Administrative Agent shall have received from the Parent Borrower a list, prepared in good faith in a commercially reasonable manner, of the estimated transaction expenses incurred in connection with the Acquisition and the financing thereof, which estimate shall not exceed $30,000,000 in the aggregate. None of the conditions to the respective obligations of Holding and the Parent Borrower to consummate the Acquisition and the other transactions contemplated by the Acquisition Agreement shall have been waived by Holding or the Parent Borrower in any material respect without the prior consent of the Administrative Agent.

            (c) Capitalization and Structure of Holding and its Subsidiaries. Since the date of the Acquisition Agreement, there shall have been no material change in the corporate and capital structure of Holding, the Acquired Business and the Parent Borrower and each of its Subsidiaries from that contemplated following the Acquisition. All documents, instruments and other matters relating to the Holding Preferred Stock, the Holding Loan, the Holding Senior Discount Notes, any Holding Subordinated Exchange Debentures, the Senior Subordinated Notes and all other material Indebtedness of Holding and its Subsidiaries remaining outstanding after the Effective Date shall be reasonably satisfactory to the Lenders. The Administrative Agent shall have received true and correct copies of the Senior Subordinated Note Indenture, certified as to authenticity by the Parent Borrower, and true and correct copies of the Holding Loan Agreement, the Holding Senior Discount Note Indenture and the form of Holding Subordinated Exchange Debenture, certified as to authenticity by Holding. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that CD&R Fund V and other investors arranged by CD&R and reasonably satisfactory to the Administrative Agent and the Syndication Agent have committed to purchase by December 31, 1999 additional shares of common stock of Holding for a purchase price of $40,000,000.

            (d) Senior Subordinated Notes, Holding Senior Discount Notes and Holding Loan. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory

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                                                                              70


      to it, that (i) the Parent Borrower or its account shall have received gross cash proceeds of $150,000,000 from the issuance of Senior Subordinated Notes, (ii) Holding or its account shall have received gross cash proceeds of $35,000,000 from the issuance of Holding Senior Discount Notes, (iii) Holding or its account shall have received gross cash proceeds of $40,000,000 from borrowings under the Holding Loan Agreement and (iv) Holding shall have used the proceeds from the Holding Loan and the issuance of Holding Senior Discount Notes to make a $75,000,000 investment in the common equity of the Parent Borrower. All documents (including, without limitation, the Senior Subordinated Note Indenture, the Holding Loan Agreement, the Holding Senior Discount Note Indenture and the Preferred Stock Certificate of Designation), instruments and other matters relating to the Holding Loan, the issuance of the Senior Subordinated Notes and the Holding Senior Discount Notes shall be reasonably satisfactory to the Administrative Agent and the Syndication Agent.

            (e) Termination of Existing Credit Agreement. The Administrative Agent shall have received evidence satisfactory to it that (i) the Existing Credit Agreement shall be simultaneously terminated, (ii) all amounts thereunder shall be simultaneously paid in full, (iii) all letters of credit (other than any Existing Letter of Credit) and other contingent obligations in connection with the Existing Credit Agreement shall have been terminated and (iv) arrangements satisfactory to the Administrative Agent shall have been made for the termination of Liens and security interests granted in connection therewith.

            (f) Financial Information. The Lenders shall have received copies of and shall be reasonably satisfied, in form and substance, with (i) the audited consolidated balance sheets and statements of income and of cash flows of the Parent Borrower and its consolidated Subsidiaries for the fiscal years ended and as at December 28, 1996, December 27, 1997 and December 26, 1998, in each case accompanied by a report of KPMG Peat Marwick LLP or PricewaterhouseCoopers LLP, as applicable, (ii) the audited combined balance sheets and statements of income and of cash flows of the Acquired Business for the fiscal years ended and as at September 30, 1996, September 30, 1997 and September 30, 1998, in each case accompanied by a report of Ernst & Young and setting forth at Note 22 an explanation of the significant differences between U.K. GAAP and U.S. GAAP, (iii) the unaudited consolidated balance sheets and statements of income and of cash flows of the Parent Borrower and its consolidated Subsidiaries as at the end of and for each fiscal month and quarterly period ended after December 26, 1998 and prior to the Effective Date for which such unaudited financial statements are available, (iv) the unaudited combined balance sheets and statements of income and of cash flows of the Acquired Business for the six-month period ended March 31, 1999 and for the nine-month period ended June 30, 1999 and (v) the Pro Forma Financial Statements, together with a reconciliation thereof to the balance sheet and statements of income and of cash flows of the Parent Borrower and its consolidated Subsidiaries as at the Pro Forma Date.

            (g) Business Plan. The Lenders shall have received a reasonably detailed business plan of the Parent Borrower and its Subsidiaries for fiscal year 2000 in a form and level of detail reasonably satisfactory to the Lenders.

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                                                                              71


            (h) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a copy for each Lender, a certificate of a Responsible Officer of the Parent Borrower stating that all consents, authorizations, notices and filings referred to in Schedule 5.4 are in full force and effect or have the status described therein, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it.

            (i) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the Administrative Agent and its counsel, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of Holding, the Parent Borrower, the Acquired Business and their respective Subsidiaries in any of the jurisdictions set forth in
      Schedule 5.14, and the results of such search shall not reveal any Liens other than Liens permitted by subsection 8.3 or that are otherwise reasonably satisfactory to the Administrative Agent and its counsel.

            (j) Legal Opinions. The Administrative Agent shall have received, with a copy for each Lender, the following executed legal opinions:

                  (i) the executed legal opinion of Debevoise & Plimpton,
            special counsel to the Parent Borrower and the other Loan Parties, substantially in the form of Exhibit G-1;

                  (ii) the executed legal opinions of special local counsel to the Parent Borrower and the other Loan Parties in the states of California, Indiana, Michigan and Montana, with respect to collateral security matters, each substantially in the form of Exhibit G-2;

                  (iii) the executed legal opinion of Ralph A. Ford, Esq.,
            Senior Vice President and General Counsel of the Parent Borrower, covering such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require; and

                  (iv) the executed legal opinion of Robert J. Henry, Esq.,
            General Counsel of Allied Van Lines Inc., covering such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

      In addition, the Administrative Agent shall have received, with a copy for each Lender, the legal opinions referred to in Sections 8.7 and 9.3 of the Acquisition Agreement and each such legal opinion shall state that the Administrative Agent and the Lenders are entitled to rely thereon as if such legal opinion were addressed to the Administrative Agent and the Lenders.

            (k) Environmental Assessment. The Administrative Agent shall have received a copy of the Phase I environmental assessment prepared pursuant to the Acquisition Agreement, all of the contents of which shall be reasonably satisfactory to the Lenders, together with a letter from the firm or firms preparing said assessments or audits permitting the Administrative Agent and each

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                                                                              72


      Lender to rely on the environmental assessments, audits or investigations as if addressed to and prepared for each of them.

            (l) Other Material Documentation. The Lenders shall be reasonably satisfied in all material respects with each of the other documents relating to the Acquisition and the transactions contemplated hereby and thereby, including, without limitation, each material Contractual Obligation and other material financing arrangement to which Holding, the Parent Borrower or any Subsidiary will be bound after the Effective Date.

            (m) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1 in each jurisdiction set forth on Schedule 5.14, necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed or shall be ready to be completed promptly following the Effective Date, and all agreements, statements and other documents relating thereto shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (n) Pledged Securities; Stock Powers and Endorsements. The Administrative Agent shall have received the certificates and the promissory notes, if any, representing the Pledged Stock and Intercompany Notes under (and as defined in) the Guarantee and Collateral Agreement, together with an undated stock power for each stock certificate executed in blank by a duly authorized officer of the pledgor thereof and/or duly endorsed as required by the Guarantee and Collateral Agreement.

            (o) Surveys. The Administrative Agent shall have received, and the Title Insurance Company shall have received, maps or plats of an as-built survey of the sites of the owned real property covered by the Mortgages certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites necessary to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the sites, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

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                                                                              73


            (p) Title Insurance Policy. The Administrative Agent shall have received in respect of each parcel of owned real property covered by a Mortgage a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the date of the recording of such Mortgage. Each such policy shall (i) be in an amount reasonably satisfactory to the Administrative Agent; (ii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except those permitted by subsection 8.3 and such as may be approved by the Administrative Agent; (iii) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (iv) be in the form of an ALTA Loan Policy; (v) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and (vi) be issued by title companies reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid. The Administrative Agent shall have also received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in this subsection and a copy certified by such parties as the Administrative Agent may deem reasonably appropriate, of all other documents affecting the property covered by each Mortgage as shall have been reasonably requested by the Administrative Agent.

            (q) Fees. The Parent Borrower shall have paid to the Administrative Agent the fees to be received on the Effective Date referred to in subsection 4.5.

            (r) Borrowing Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Parent Borrower, dated the Effective Date, substantially in the form of Exhibit J, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the Parent Borrower.

            (s) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party authorizing, as applicable, (i) the execution, delivery and performance of this Agreement, any Notes and the other Loan Documents to which it is or will be a party, (ii) the Extensions of Credit contemplated hereunder and
      (iii) the granting by it of the Liens to be created pursuant to the Security Documents to which it will be a party, certified by the Secretary or an Assistant Secretary of such Person as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

            (t) Incumbency Certificates of the Loan Parties. The Administrative Agent shall have received, with a copy for each Lender, a certificate of each Loan Party, dated the Effective Date, as to the incumbency and signature of the officers of such Person executing any Loan

      Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Person.

            (u) Corporate Documents. The Administrative Agent shall have received, with a copy for each Lender, copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

            (v) Insurance. The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it (i) that the requirements of Section 5.2.2 of the Guarantee and Collateral Agreement and Section 5 of each Mortgage shall have been satisfied, together with certificates of insurance and other evidence of such insurance, if any, naming the Administrative Agent as an additional insured and/or loss payee and (ii) relating to the insurance program operated by the Parent Borrower.

            (w) No Material Change. Since March 31, 1999, there shall not have occurred a Material Adverse Change.

            (x) No Material Litigation. No litigation, investigation, injunction or restraining order shall be pending, entered or threatened that would reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Acquired Business or the transactions contemplated hereby.

            (y) Acknowledgment and Consent. The Administrative Agent shall have received, with a copy for each Lender, an acknowledgment and consent, substantially in the form attached to the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each of NATIC and TransGuard.

The making of the initial Extensions of Credit by the Lenders hereunder shall conclusively be deemed to constitute an acknowledgment by the Administrative Agent and each Lender that each of the conditions precedent set forth in this subsection 6.1 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

            6.2 Conditions to Each Other Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, the initial Extension of Credit and each Swing Line Loan) is subject to the satisfaction or waiver of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document, shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of such date.

            (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

            (c) Letter of Credit Application. With respect to the issuance of any Letter of Credit, the Issuing Lender shall have received an Application completed to its satisfaction, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request.

Each borrowing by and Letter of Credit issued on behalf of any Borrower hereunder shall constitute a representation and warranty by the Parent Borrower as of the date of such borrowing or such issuance that the conditions contained in this subsection 6.2 have been satisfied.

            6.3 Additional Conditions Applicable to Foreign Subsidiary Borrowers. The agreement of each Lender to make any Extension of Credit requested to be made by it to any Foreign Subsidiary Borrower on any date (including, without limitation, the initial Extension of Credit and each Swing Line Loan, if requested to be made to any Foreign Subsidiary Borrower) is subject to satisfaction or waiver of, in addition to the conditions precedent set forth in subsections 6.1 (in the case of the initial Extension of Credit) and 6.2, the following conditions precedent: (a) in the case of the making of any Extension of Credit to any Foreign Subsidiary Borrower for the first time, the delivery to the Administrative Agent, with a copy for each Lender, of the executed legal opinion of counsel to such Foreign Subsidiary Borrower, as to the matters set forth in Exhibit G-3 and otherwise in form and substance reasonably satisfactory to the Administrative Agent, (b) the delivery to the Administrative Agent of a certificate of the Parent Borrower, executed and delivered by a Responsible Officer of the Parent Borrower, stating (i) that such Foreign Subsidiary Borrower is a "Restricted Subsidiary" for all purposes of each of the Indentures and (ii) that all of the Indebtedness in respect of such Extension of Credit to be made to such Foreign Subsidiary Borrower will constitute each of "Bank Indebtedness" and "Senior Indebtedness" for all purposes of each of the Indentures and that none of such Indebtedness is incurred in violation of any of the Indentures (which certificate shall include any calculations required to support such statements) and (c) the truthfulness and correctness in all material respects on and as of such date of the following additional representations and warranties:

                  (i) Pari Passu. The obligations of such Foreign Subsidiary Borrower under this Agreement and any Note, when executed and delivered by such Foreign Subsidiary Borrower, will rank at least pari passu with all other secured Indebtedness of such Foreign Subsidiary Borrower.

                  (ii) No Immunities, etc. Such Foreign Subsidiary Borrower is subject to civil and commercial law with respect to its obligations under this Agreement and any Note, and the execution, delivery and performance by such Foreign Subsidiary Borrower of this Agreement constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Subsidiary Borrower nor any of its property, whether or not held for its own account, has any immunity (sovereign or other similar immunity) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service

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                                                                              76


      or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or other similar immunity) under the laws of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing in respect of its obligations under this Agreement or any Note. Such Foreign Subsidiary Borrower has, pursuant to subsection 11.12, waived every immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing in respect of its obligations under this Agreement and any Note. The waiver by such Foreign Subsidiary Borrower described in the immediately preceding sentence is the legal, valid and binding obligation of such Foreign Subsidiary Borrower.

                  (iii) No Recordation Necessary. This Agreement and each Note, if any, is in proper legal form under the laws of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing for the enforcement hereof or thereof against such Foreign Subsidiary Borrower under the laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement and any such Note. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement and any such Note that this Agreement, any Note or any other document be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of this Agreement, any Note or any other document, except for any such filing, registration or recording, or execution or notarization, as has been made or is not required to be made until this Agreement, any Note or any other document is sought to be enforced and for any charge or tax as has been timely paid.

                  (iv) Exchange Controls. The execution, delivery and performance by such Foreign Subsidiary Borrower of this Agreement, any Note or the other Loan Documents is, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing, not subject to any notification or authorization except such as have been made or obtained or cannot be made or obtained until a later date.

            Each borrowing by and Letter of Credit issued for the account of any Foreign Subsidiary Borrower hereunder shall constitute a representation and warranty by each of the Parent Borrower and such Foreign Subsidiary Borrower as of the date of such borrowings or such issuance that the conditions contained in this subsection 6.3 have been satisfied.

                        SECTION 7. AFFIRMATIVE COVENANTS

            The Parent Borrower hereby agrees that, from and after the Effective Date and so long as the Revolving Credit Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or the Administrative Agent hereunder and under any Note and termination or expiration of all Letters of

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                                                                              77


Credit, the Parent Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

            7.1 Financial Statements. Furnish to each Lender:

            (a) as soon as available, but in any event not later than 90 days after the end of each fiscal year of Holding, a copy of the audited consolidated balance sheet of Holding and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for and as of the end of the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent;

            (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holding, the unaudited consolidated balance sheet of Holding and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows of Holding and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the budgeted figures (as adjusted consistent with past practice) for the relevant period and the figures for the corresponding period of the previous fiscal year, certified by a Responsible Officer of Holding as being fairly stated in all material respects (subject to normal year-end audit and other adjustments);

            (c) as soon as available, but in any event not later than 90 days after the end of each fiscal year of the Parent Borrower, a copy of the audited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for and as of the end of the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent;

            (d) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Parent Borrower, the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows of the Parent Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the budgeted figures (as adjusted consistent with past practice) for the relevant period and the figures for the corresponding period of the previous fiscal year, certified by a Responsible Officer of the Parent Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments); and

            (e) as soon as available, but in any event not later than 30 days after the end of each fiscal month of each fiscal year of the Parent Borrower (or 45 days in the case of any such month ending on the last day of a fiscal quarter), a copy of the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as of the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case, in comparative form the figures for the corresponding fiscal month of the previous year, certified by a Responsible Officer of the Parent Borrower as being fairly stated in all material respects (subject to normal quarter-end or year-end audit and other adjustments);

all such financial statements delivered pursuant to subsection 7.1(a), (b), (c) or (d) to be (and, in the case of financial statements delivered pursuant to subsection 7.1(b) or (d) shall be certified by a Responsible Officer of Holding or the Parent Borrower, as applicable, as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of financial statements delivered pursuant to subsection 7.1(b) or (d) shall be certified by a Responsible Officer of Holding or the Parent Borrower, as applicable, as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the Effective Date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of the financial statements delivered pursuant to subsection 7.1(b) or (d), for the absence of certain notes).

            7.2 Certificates; Other Information. Furnish to each Lender:

            (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a) and (c), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the audit necessary therefor no knowledge was obtained of any Default or Event of Default insofar as the same relates to any financial accounting matters covered by their audit, except as specified in such certificate;

            (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a), (b), (c) and (d), a certificate signed by a Responsible Officer of Holding and by a Responsible Officer of the Parent Borrower, (i) stating that, to the best of each such Responsible Officer's knowledge, each of Holding or the Parent Borrower, as the case may be, and its Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement, any Notes and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate, and
      (ii) setting forth the calculations required to determine (A) compliance with all covenants set forth in subsection 8.1 (in the case of a certificate furnished with the financial statements referred to in subsections 7.1(c) and (d)) and (B) compliance with the covenant set forth in subsection 8.8 (in the case of a certificate furnished with the financial statements referred to in subsection 7.1(c));

            (c) as soon as available, but in any event not later than 90 days after the beginning of each fiscal year of Holding, a copy of the projections by Holding of the operating budget and

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                                                                              79


      cash flow budget of Holding and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of Holding to the effect that such Responsible Officer believes such projections to have been prepared on the basis of reasonable assumptions;

            (d) within five days after the same are sent, copies of all financial statements and reports which Holding or the Parent Borrower sends to its public securityholders, if any, and within five days after the same are filed, copies of all financial statements and periodic reports which Holding or the Parent Borrower may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

            (e) within two days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which Holding or the Parent Borrower may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority, and such other documents or instruments as may be reasonably requested by the Administrative Agent in connection therewith; and

            (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

            7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and reserves in conformity with GAAP with respect thereto have been provided on the books of Holding or its Subsidiaries, as the case may be.

            7.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as conducted by Holding and its Subsidiaries on the Effective Date, taken as a whole, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of Holding, the Parent Borrower and its Subsidiaries, taken as a whole, except as otherwise expressly permitted pursuant to subsection 8.5, provided that Holding, the Parent Borrower and its Subsidiaries shall not be required to maintain any such rights, privileges or franchises, if the failure to do so would not reasonably be expected to have a Material Adverse Effect; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

            7.5 Maintenance of Property; Insurance. Keep all property useful and necessary in the business of Holding, the Parent Borrower and its Subsidiaries, taken as a whole, in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all property material to the business of Holding, the Parent Borrower and its Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon written request, information in reasonable detail as to the insurance carried, together with certificates of insurance and other evidence of such insurance, if any, naming the Administrative Agent as an additional insured and/or loss payee.

            7.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, complete and correct entries in conformity with GAAP and all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of Holding, the Parent Borrower and its Subsidiaries with officers and employees of Holding, the Parent Borrower and its Subsidiaries and with its independent certified public accountants, in each case at any reasonable time, upon reasonable notice, and as often as may reasonably be desired.

            (b) If a Default or Event of Default shall have occurred and be continuing, the Parent Borrower shall reimburse the Administrative Agent for any reasonable fees and expenses of third parties incurred in connection with any appraisal of Holding's, the Parent Borrower's or any of its Subsidiaries' real property reasonably requested in writing by the Required Lenders.

            7.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

            (a) as soon as possible after a Responsible Officer of the Parent Borrower knows or reasonably should know thereof, the occurrence of any Default or Event of Default;

            (b) as soon as possible after a Responsible Officer of the Parent Borrower knows or reasonably should know thereof, any (i) default or event of default under any Contractual Obligation of Holding, the Parent Borrower or any of its Subsidiaries, other than as previously disclosed in writing to the Lenders, or (ii) litigation, investigation or proceeding which may exist at any time between Holding, the Parent Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

            (c) as soon as possible after a Responsible Officer of Holding or the Parent Borrower knows or reasonably should know thereof, the occurrence of (i) any default or event of default under the Senior Subordinated Notes, the Holding Senior Discount Notes, any Holding Subordinated Exchange Debentures or any Indenture or (ii) any breach of any provision of the Preferred Stock Certificate of Designation;

            (d) as soon as possible after a Responsible Officer of the Parent Borrower knows or reasonably should know thereof, any litigation or proceeding affecting Holding, the Parent Borrower or any of its Subsidiaries in which the amount involved (not covered by insurance or indemnified by the Seller pursuant to the Acquisition Agreement) is $2,500,000 or more or in which injunctive or similar relief is sought that would reasonably be expected to have a Material Adverse Effect;

            (e) the following events, as soon as possible and in any event within 30 days after a Responsible Officer of the Parent Borrower knows or reasonably should know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan (other than a Reportable Event described in Section 4043(c)(9) of ERISA), a failure to make any required contribution to a Single Employer Plan or Multiemployer Plan, the creation of any Lien on the property of Holding, the Parent Borrower or any of its Subsidiaries in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan if, as a result thereof, Holding, the Parent Borrower, or any of its Subsidiaries would reasonably be expected to incur any material liability; (ii) the existence of an Underfunding under a Single Employer Plan that exceeds the lesser of (x) 10% of the value of the assets of such Single Employer Plan or (y) $2,500,000, in each case, determined as of the most recent annual valuation date of such Single Employer Plan on the basis of the actuarial assumptions used to determine the funding requirements of such Single Employer Plan as of such date; (iii) the institution of proceedings or the taking of any other formal action by the PBGC or Holding, the Parent Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan if, as a result thereof, Holding, the Parent Borrower or any of its Subsidiaries would reasonably be expected to incur any material liability; or (iv) the occurrence or expected occurrence of any event or condition under which Holding, the Parent Borrower or any Commonly Controlled Entity has incurred or could incur any liability in respect of a Former Plan;

            (f) as soon as possible after a Responsible Officer of the Parent Borrower knows or reasonably should know thereof, any material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of Holding and its Subsidiaries taken as a whole;

            (g) as soon as possible after a Responsible Officer of the Parent Borrower knows or reasonably should know thereof, and except in each case as would not reasonably be expected to result in a Material Adverse Effect, (i) any release or discharge by the Parent Borrower or any of its Subsidiaries of any Materials of Environmental Concern required to be reported under applicable Environmental Laws to any Governmental Authority; (ii) any condition, circumstance, occurrence or event that would result in liability pursuant to applicable Environmental Laws or would result in the imposition of any lien or other restriction on the title, ownership or transferability of any Property; (iii) any proposed action to be taken by the Parent Borrower or any of its Subsidiaries that would reasonably be expected to subject the Parent Borrower or any of its Subsidiaries to any material additional or different requirements or liabilities, to the knowledge of the Parent Borrower or any of its Subsidiaries, under any applicable Environmental Law; (iv) any Governmental Authority has notified the Parent Borrower or any of its Subsidiaries that any such Person is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act or any comparable law for the cleanup of Materials of Environmental Concern at any location, whether or not owned, leased or operated by the Parent Borrower or any of its Subsidiaries; (v) any Governmental Authority has notified the Parent Borrower or any of its Subsidiaries that it will revoke any permit pursuant to any Environmental Law held by the Parent Borrower or any of its Subsidiaries, or deny or refuse to renew any such permit sought by the Parent Borrower or any

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      of its Subsidiaries; or (vi) any Governmental Authority has notified the
      Parent Borrower or any of its Subsidiaries that any property owned, leased, or operated by the Parent Borrower or any of its Subsidiaries is being listed on, or proposed for listing on, the National Priorities List
      (NPL) or the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) maintained by the U.S. Environmental Protection Agency, or on any similar list maintained by any Governmental Authority; and

            (h) within three Business Days of the issuance thereof, notice of any issuance of a letter of credit permitted by subsection 8.2(k).

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Parent Borrower (and, if applicable, the relevant Commonly Controlled Entity or Subsidiary) setting forth details of the occurrence referred to therein and stating what action the Parent Borrower (or, if applicable, the relevant Commonly Controlled Entity or Subsidiary) proposes to take with respect thereto.

            7.8 Environmental Laws. (a) Comply substantially with all Environmental Laws applicable to it, and obtain, comply substantially with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; and (ii) take all reasonable efforts to ensure that all tenants, subtenants, contractors, subcontractors and invitees comply substantially with all Environmental Laws, and obtain, comply substantially with and maintain any and all licenses, approvals, notifications, registrations or permits required by Environmental Laws applicable to any of them insofar as any failure to so comply, obtain or maintain reasonably would be expected to adversely affect the Parent Borrower or any of its Subsidiaries. For purposes of this subsection 7.8(a), noncompliance shall be deemed not to constitute a breach of this covenant provided that, upon learning of any actual or suspected noncompliance, the Parent Borrower shall in a timely fashion undertake or cause to be undertaken reasonable efforts to achieve substantial compliance, and provided, further that, in any case, such noncompliance, and any other such noncompliance with any Environmental Law, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

            (b) Promptly upon the Administrative Agent's request if the Parent Borrower shall have failed to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms hereof or shall have failed to pay any interest on any Loan within five days after any such interest becomes due in accordance with the terms hereof, permit an environmental consultant, whom the Administrative Agent designates and which consultant is reasonably acceptable to the Parent Borrower, to perform an environmental assessment (including, without limitation: reviewing documents; interviewing knowledgeable persons; and sampling and analyzing soil, air, surface rate, ground water, and/or other media) in or about any Property subject to a Mortgage. Such environmental assessment shall be in form, scope and substance reasonably satisfactory to the Administrative Agent. The Parent Borrower or its Subsidiaries shall cooperate fully in the conduct of such environmental assessment, and shall pay the costs of such environmental assessment promptly upon written demand by the Administrative Agent. Pursuant to this subsection 7.8(b) the Administrative Agent shall have the right, but shall not have any duty, to request and/or obtain such environmental assessment.

            (c) Maintain, update as appropriate, and implement in all material respects an ongoing program to ensure that all the properties and operations of the Parent Borrower and its Subsidiaries are regularly and reasonably reviewed by competent professionals (which may be employees of the Parent Borrower and its Subsidiaries) to identify and promote compliance with and to reasonably and prudently manage any liabilities or potential liabilities under any Environmental Law that could reasonably be expected to have a Material Adverse Effect, including, without limitation, compliance and liabilities relating to: discharges to air and water; acquisition, transportation, storage and use of hazardous materials; waste disposal; repair, maintenance and improvement of properties; employee health and safety; species protection; and recordkeeping.

            7.9 After-Acquired Real Property and Fixtures. (a) With respect to any owned real property or fixtures having a value in excess of $500,000 in which the Parent Borrower or any of its Domestic Subsidiaries or any Foreign Subsidiary Borrower acquires ownership rights at any time after the Effective Date, promptly grant to the Administrative Agent, for the ratable benefit of the Lenders, a Lien of record on all such owned real property and fixtures, upon terms reasonably satisfactory in form and substance to the Administrative Agent and in accordance with any applicable requirements of any Governmental Authority (including, without limitation, any required appraisals of such property under FIRREA); provided that nothing in this subsection 7.9 shall defer or impair the attachment or perfection of any security interest in any Collateral covered by any of the Security Documents which would attach or be perfected pursuant to the terms thereof without action by the Parent Borrower, any Subsidiary or any other Person; provided that any such mortgage by a Foreign Subsidiary Borrower shall not secure any other Borrower's obligations. In connection with any such grant to the Administrative Agent, for the benefit of the Lenders, of a first priority Lien of record on any such real property in accordance with this subsection, the Parent Borrower or such Subsidiary shall deliver or cause to be delivered to the Administrative Agent any surveys, title insurance policies, environmental reports and other documents in connection with such grant of such Lien obtained by it in connection with the acquisition of such ownership rights in such real property or as the Administrative Agent shall reasonably request (in light of the value of such real property and the cost and availability of such surveys, title insurance policies, environmental reports and other documents and whether the delivery of such surveys, title insurance policies, environmental reports and other documents would be customary in connection with such grant of such Lien in similar circumstances).

            (b) At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument reasonably deemed by the Administrative Agent to be necessary or desirable for the creation and perfection of the foregoing Liens or any other Liens created pursuant to the Security Documents.

            (c) At its own expense, request, and use reasonable efforts to obtain, (i) a consent, substantially in the form of Exhibit F or such other form as may be reasonably satisfactory to the Administrative Agent, from the landlord of each of the existing facilities in which Inventory of any Loan Party is located and for which annual lease payments exceed $100,000, as of the Effective Date, in which such landlord acknowledges the Administrative Agent's security interest in the Inventory pledged by each Loan Party to the Administrative Agent for the benefit of the Lenders, copies of which consent, if obtained, shall be delivered to the Administrative Agent (A) within 30 days after the Effective Date, if

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                                                                              84


such consent is from a landlord entitled to receive at least $100,000 in annual lease payments with respect to a facility and (B) to the extent not previously delivered, as promptly as reasonably practicable following the Effective Date, and (ii) prior to entering into a lease of a facility in which Inventory will be located on or after the Effective Date, a consent, substantially in the form of Exhibit F or such other form as may be reasonably satisfactory to the Administrative Agent, from each landlord of any such facility, in which such landlord acknowledges the Administrative Agent's first priority security interest in the Inventory pledged by each Loan Party to the Administrative Agent for the benefit of the Lenders.

            (d) Notwithstanding anything to contrary in this Agreement, nothing in this subsection 7.9 shall require that any Foreign Subsidiary Borrower grant a Lien with respect to any owned real property or fixtures in which such Subsidiary acquires ownership rights to the extent that the Administrative Agent, in its reasonable judgment, determines that the granting of such a Lien is impracticable.

            7.10 Acquired Subsidiaries; Further Security and Guarantees. (a) In the event that the Parent Borrower or any of its Subsidiaries acquires any Material Subsidiary from any third party as permitted by the other provisions of this Agreement, (i) such new Subsidiary (in the case of a new Domestic Subsidiary or a Foreign Subsidiary Borrower) shall, to the extent permitted by law, execute and deliver to the Administrative Agent the Guarantee and Collateral Agreement and appropriate Mortgages and other security documents and take any necessary steps to perfect the security interest to be created thereby and (ii) the relevant parent corporation (if such parent corporation is the Parent Borrower or a Domestic Subsidiary) shall execute and deliver to the Administrative Agent a stock pledge agreement (or, if the parent corporation is a party to the Guarantee and Collateral Agreement, pledge the Capital Stock of such Material Subsidiary owned by such parent corporation pursuant to such agreement) and shall take any necessary steps to perfect the security interest to be created thereby (which security interest shall not apply to more than 65% of such parent corporation's ownership interest in any Foreign Subsidiary). Notwithstanding anything to contrary in this Agreement, nothing in this subsection 7.10(a) shall require that any Foreign Subsidiary Borrower pledge the stock of any Foreign Subsidiary acquired by it to the extent that the Administrative Agent, in its reasonable judgment, determines that the granting of such a Lien is impracticable.

            (b) Within 30 days after the due date for delivery of financial statements pursuant to subsection 7.1(a), (b), (c) or (d), (i) the Parent Borrower shall, to the extent permitted by law, cause any Domestic Subsidiary (other than MSS (unless it is a Wholly Owned Subsidiary)) that qualifies as a Material Subsidiary (based on its total assets as of the end of, or its total revenues for, the most recently completed period of four consecutive fiscal quarters of Holding), but which is not a party to the Guarantee and Collateral Agreement, to execute and deliver to the Administrative Agent the Guarantee and Collateral Agreement and appropriate Mortgages and other security documents and take any necessary steps to perfect the security interest to be created thereby and (ii) the relevant parent corporation (if such parent corporation is the Parent Borrower or a Domestic Subsidiary) shall execute and deliver to the Administrative Agent a stock pledge agreement (or, if the parent corporation is a party to the Guarantee and Collateral Agreement, pledge the Capital Stock of such Material Subsidiary owned by such parent corporation pursuant to such agreement) and shall take any necessary steps to perfect the security interest to be created thereby (which security interest shall not apply to more than 65% of such parent corporation's ownership interest in any Foreign Subsidiary).

            7.11 Interest Rate Protection Agreement. In the case of the Parent Borrower, no later than 90 days after the Effective Date, enter into an Interest Rate Protection Agreement to provide that an amount at least equal to 50% of the aggregate principal amount of the Loans and Senior Subordinated Notes is subject to interest rate protection, which Interest Rate Protection Agreement shall be in form and substance, and for a term, reasonably satisfactory to the Administrative Agent and the Syndication Agent.

            7.12 Capital Contributions from Holding. In the case of the Parent Borrower, immediately upon receipt of any capital contribution from Holding made with the cash proceeds of any Asset Sale or any incurrence of Indebtedness for borrowed money (other than Indebtedness permitted pursuant to Section 5.4.2(ii) of the Guarantee and Collateral Agreement), prepay the Loans in accordance with subsection 4.4(c).

            7.13 Maintenance of New York Process Agent. In the case of any Foreign Subsidiary Borrower, maintain in New York, New York or at such other location in the United States of America as may be reasonably satisfactory to the Administrative Agent a Person acting as agent to receive on its behalf and on behalf of its property service of process and capable of discharging the functions of the New York Process Agent set forth in subsection 11.12(b).

            7.14 Updated Survey for California Mortgaged Property. In the case of the Parent Borrower, furnish to the Administrative Agent, within 60 days after the Effective Date, an update of the survey of the owned real property covered by a Mortgage and located in California that was previously delivered to the Administrative Agent pursuant to subsection 6.1(o).

                          SECTION 8. NEGATIVE COVENANTS

            The Parent Borrower hereby agrees that, from and after the Effective Date and so long as the Revolving Credit Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or the Administrative Agent hereunder and under any Note and termination or expiration of all Letters of Credit, the Parent Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

            8.1 Financial Condition Covenants.

            (a) Maintenance of Consolidated Interest Coverage Ratio. Permit, at the last day of any fiscal quarter ending during any test period set forth below, the Consolidated Interest Coverage Ratio to be less than the ratio set forth opposite such test period below:

            Test Period                                     Ratio
            -----------                                     -----

      Effective Date - December 25, 1999                    1.65 to 1.00
      December 26, 1999 - December 30, 2000                 1.80 to 1.00

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                                                                              86


      December 31, 2000 - December 29, 2001                 2.00 to 1.00
      December 30, 2001 - December 28, 2002                 2.35 to 1.00
      December 29, 2002 - December 27, 2003                 2.65 to 1.00
      Thereafter                                            3.00 to 1.00

      provided that in the event that the Parent Borrower changes its fiscal year end to the last day of December, the foregoing test periods for each fiscal year of the Parent Borrower occurring after such change shall be deemed to commence on January 1 of the applicable fiscal year and end on December 31 of such fiscal year (e.g., the test period from December 31, 2000 through December 29, 2001 would become the period from January 1, 2001 through December 31, 2001).

            (b) Maintenance of Leverage Ratio. Permit, at the last day of any fiscal quarter ending during any test period set forth below, the Leverage Ratio to be greater than the ratio set forth opposite such test period below:

            Test Period                                     Ratio
            -----------                                     -----

      Effective Date - December 25, 1999                    5.50 to 1.00
      December 26, 1999 - December 30 2000                  5.15 to 1.00
      December 31, 2000 - December 29, 2001                 4.60 to 1.00
      December 30, 2001 - December 28, 2002                 4.00 to 1.00
      December 29, 2002 - December 27, 2003                 3.50 to 1.00
      Thereafter                                            3.00 to 1.00

      provided that in the event that the Parent Borrower changes its fiscal year end to the last day of December, the foregoing test periods for each fiscal year of the Parent Borrower occurring after such change shall be deemed to commence on January 1 of the applicable fiscal year and end on December 31 of such fiscal year (e.g., the test period from December 31, 2000 through December 29, 2001 would become the period from January 1, 2001 through December 31, 2001).

            8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (including any Indebtedness of any of its Subsidiaries), except:

            (a) Indebtedness of each of the Borrowers under this Agreement and under any Notes;

            (b) Indebtedness of the Parent Borrower to any of its Wholly Owned Subsidiaries and of any Subsidiary of the Parent Borrower to the Parent Borrower or any other Wholly Owned Subsidiary of the Parent Borrower;

            (c) Indebtedness of the Parent Borrower and any of its Subsidiaries incurred to finance or refinance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) otherwise permitted pursuant to this Agreement, and any other Financing Leases, in an aggregate principal amount not exceeding in the aggregate as to the Parent

      Borrower and its Subsidiaries $40,000,000 at any time outstanding, provided that such Indebtedness is incurred substantially simultaneously with such acquisition or within six months after such acquisition or in connection with a refinancing thereof;

            (d) Indebtedness of any of the Borrowers under Interest Rate Protection Agreements relating to Indebtedness of such Borrower under this Agreement, and Indebtedness of the Parent Borrower and its Subsidiaries under Permitted Hedging Arrangements;

            (e) other Indebtedness outstanding on the Effective Date and listed on Schedule 8.2(e) and any refinancings, refundings, renewals or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the premium or other amounts paid, and fees and expenses incurred, in connection with such refinancing and by an amount equal to the unutilized commitments thereunder;

            (f) to the extent that any Guarantee Obligation permitted under subsection 8.4 constitutes Indebtedness, such Indebtedness;

            (g) Indebtedness of the Parent Borrower or any of its Subsidiaries pursuant to any Permitted Receivables Securitization, provided that upon the effectiveness of any such Permitted Receivables Securitization, the Term Loans shall be prepaid and the Revolving Credit Commitments shall be automatically and permanently reduced in accordance with subsections 4.4(c) and 4.4(i);

            (h) Indebtedness to finance the general working capital needs of the Parent Borrower and its Subsidiaries incurred after the Termination Date in an aggregate principal amount, when added to the aggregate Consolidated Total Funded Indebtedness/Securitizations in respect of any Permitted Receivables Securitizations at such time outstanding, not to exceed the amount of the Revolving Credit Commitments as of the Effective Date, provided that (i) the Revolving Credit Commitments shall have been or shall concurrently be terminated and the Revolving Credit Loans shall have been or shall concurrently be repaid in full and (ii) the terms and conditions of such replacement working capital facility shall be substantially similar to, or otherwise not less favorable to the Tranche B Term Loan Lenders in any material respect than, the analogous provisions applicable to the Revolving Credit Commitments;

            (i) Indebtedness of Foreign Subsidiaries of the Parent Borrower (in addition to Indebtedness of Foreign Subsidiaries of the Parent Borrower permitted by subsection 8.2(e) and 8.2(o)) not exceeding, as to all such Foreign Subsidiaries, $20,000,000 in aggregate principal amount at any one time outstanding;

            (j) Indebtedness of the Parent Borrower and any of its Subsidiaries incurred to finance or refinance the purchase price of, or Indebtedness of the Parent Borrower and any of its Subsidiaries assumed in connection with, any acquisition permitted by subsection 8.10, provided that (i) such Indebtedness is incurred prior to, substantially simultaneously with or within six months after such acquisition or in connection with a refinancing thereof, (ii) either (A) (x) such

      Indebtedness shall have terms and conditions reasonably satisfactory to the Administrative Agent and (y) such Indebtedness (other than Subordinated Debt) shall not exceed 60% of the purchase price of such acquisition (including any Indebtedness (other than Subordinated Debt) assumed in connection with such acquisition and any Guarantee Obligations (other than any Guarantee Obligation in respect of any Subordinated Debt, which Guarantee Obligation is subordinated on the same terms as such Subordinated Debt) incurred in connection with such acquisition) (or such greater percentage as shall be reasonably satisfactory to the Administrative Agent or, if any such purchase price shall be greater than $35,000,000, such greater percentage as shall be satisfactory to the Required Lenders) or (B) the incurrence of such Indebtedness in connection with such acquisition would be permitted by subsection 8.10(c), and (iii) immediately after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing;

            (k) Indebtedness in respect of letters of credit (excluding Letters of Credit) issued by a Lender or an affiliate of a Lender for the account of the Parent Borrower and its Subsidiaries, provided that (i) the aggregate amount of any such Indebtedness shall not exceed the Letter of Credit commitment of the Issuing Lender pursuant to subsection 3.1(a)(ii) and (ii) upon the effectiveness of any such letter of credit and for so long as it remains outstanding, the Letter of Credit commitment of the Issuing Lender pursuant to subsection 3.1(a)(ii) shall be reduced by an amount equal to the aggregate amount of such Indebtedness;

            (l) Indebtedness of the Parent Borrower or any of its Subsidiaries in respect of Sale and Leaseback Transactions permitted under subsection 8.12;

            (m) Indebtedness of the Parent Borrower or any of its Subsidiaries incurred to finance insurance premiums in the ordinary course of business;

            (n) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds, provided that such Indebtedness is extinguished within two Business Days of its incurrence;

            (o) Indebtedness of any Foreign Subsidiary of the Parent Borrower fully supported on the date of the incurrence thereof by a Foreign Backstop Letter of Credit;

            (p) Indebtedness of the Parent Borrower on account of the Senior Subordinated Notes having a principal amount not exceeding $150,000,000 in the aggregate at any one time outstanding; and

            (q) additional Indebtedness of the Parent Borrower or any Subsidiary of the Parent Borrower not exceeding $20,000,000 as to the Parent Borrower and its Subsidiaries in aggregate principal amount at any one time outstanding.

            For purposes of determining compliance with clauses (c), (e), (h),
(i), (j), (k), (l), (o) and (q) of this subsection 8.2, the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term debt) or committed (in respect of revolving debt) on or prior to the Effective Date, on the Effective Date and, in the case of such Indebtedness incurred (in respect of term debt) or committed (in respect of revolving debt) after the Effective Date, on the date that such Indebtedness was incurred (in respect of term debt) or committed (in respect of revolving debt).

            8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

            (a) Liens for taxes not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a Material Adverse Effect, or which are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves with respect thereto are maintained on the books of Holding or its Subsidiaries, as the case may be, in conformity with GAAP;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings diligently conducted;

            (c) Liens of landlords or of mortgagees of landlords arising by operation of law or pursuant to the terms of real property leases, provided that the rental payments secured thereby are not yet due and payable;

            (d) pledges, deposits or other Liens in connection with workers' compensation, unemployment insurance, other social security benefits or other insurance related obligations (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);

            (e) Liens arising by reason of any judgment, decree or order of any court or other Governmental Authority, if appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order, are being diligently prosecuted and shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

            (f) Liens to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds, judgment and like bonds, replevin and similar bonds and other obligations of a like nature incurred in the ordinary course of business;

            (g) zoning restrictions, easements, rights-of-way, restrictions on the use of property, other similar encumbrances incurred in the ordinary course of business and minor irregularities of title, which do not materially interfere with the ordinary conduct of the business of the Parent Borrower and its Subsidiaries taken as a whole;

            (h) Liens securing or consisting of Indebtedness of the Parent Borrower and its Subsidiaries permitted by subsection 8.2(c) incurred to finance the acquisition of fixed or capital assets or Indebtedness of the Parent Borrower and its Subsidiaries permitted by subsection 8.2(j) incurred to finance the purchase price of, or assumed in connection with, any acquisition permitted by subsection 8.10, provided that (i) such Liens shall be created substantially simultaneously with such acquisition and
      (ii) such Liens securing such Indebtedness do not at any time encumber any property other than the property financed by such Indebtedness;

            (i) Liens existing on assets or properties at the time of the acquisition thereof by the Parent Borrower or a Subsidiary which do not materially interfere with the use of the property subject thereto or extend to or cover any assets of the Parent Borrower or such Subsidiary other than the assets or property being acquired;

            (j) Liens (i) in existence on the Effective Date and listed in
      Schedule 8.3(j) and other Liens securing Indebtedness of the Parent Borrower and its Subsidiaries permitted by subsection 8.2(e), provided that no such Lien is spread to cover any additional property after the Effective Date and that the amount of Indebtedness secured thereby is not increased except as permitted by subsection 8.2(e), or (ii) not otherwise permitted hereunder, all of which Liens permitted pursuant to this subsection 8.3(j) securing obligations not exceeding (as to the Parent Borrower and all its Subsidiaries) $5,000,000 in aggregate amount at any time outstanding;

            (k) Liens securing Guarantee Obligations permitted under subsection 8.4(f) not exceeding (as to the Parent Borrower and all its Subsidiaries) $2,000,000 in aggregate amount at any time outstanding;

            (l) Liens created pursuant to the Security Documents or otherwise securing Indebtedness permitted by subsection 8.2(a);

            (m) Liens created pursuant to and in accordance with any Permitted Receivables Securitization;

            (n) Liens on Intellectual Property and foreign patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, technology, know-how and processes to the extent such Liens arise from the granting of licenses to use such Intellectual Property and foreign patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, technology, know-how and processes to any Person in the ordinary course of business of the Parent Borrower and its Subsidiaries;

            (o) Liens on equipment in favor of lessees or conditional purchasers of such equipment leased on a Financing Lease basis or sold on a conditional basis by the Parent Borrower or any of its Subsidiaries to Agents or Owner/Operators in the ordinary course of business of the Parent Borrower and its Subsidiaries;

            (p) any encumbrance or restriction (including, without limitation, put and call agreements) with respect to the Capital Stock of any joint venture or similar arrangement pursuant to the joint venture or similar agreement with respect to such joint venture or similar arrangement, provided that no such encumbrance or restriction affects in any way the ability of the Parent Borrower or any of its Subsidiaries to comply with subsection 8.16(b);

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                                                                              91


            (q) Liens on property subject to Sale and Leaseback Transactions permitted under subsection 8.12 and general intangibles related thereto;

            (r) Liens on property of any Foreign Subsidiary of the Parent Borrower securing Indebtedness of such Foreign Subsidiary of the Parent Borrower permitted by subsection 8.2(i); and

            (s) Liens on assets or properties of any Insurance Subsidiary arising by operation of applicable insurance law or required to be imposed thereunder in the ordinary course of such Subsidiary's insurance business.

            8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

            (a) Guarantee Obligations in existence on the Effective Date and listed in Schedule 8.4(a), and any refinancings, refundings, extensions or renewals thereof, provided that the amount of such Guarantee Obligation shall not be increased at the time of such refinancing, refunding, extension or renewal except to the extent that the amount of Indebtedness in respect of such Guarantee Obligations is permitted to be increased by subsection 8.2(e);

            (b) Guarantee Obligations in connection with up to an aggregate principal amount of $10,000,000 of Indebtedness outstanding at any time incurred by Management Investors in connection with any Management Subscription Agreement, and any refinancings, refundings, extensions or renewals thereof, provided that such amount shall be reduced by the aggregate then outstanding principal amount of loans and advances permitted by subsection 8.9(n);

            (c) Guarantee Obligations for performance, appeal, judgment, replevin and similar bonds, or suretyship arrangements, all in the ordinary course of business;

            (d) Guarantee Obligations in respect of indemnification and contribution agreements expressly permitted by subsection 8.11(iv) or similar agreements by Holding or the Parent Borrower;

            (e) Reimbursement Obligations in respect of the Letters of Credit and reimbursement obligations owing to the issuer of any letter of credit permitted by subsection 8.2(k);

            (f) Guarantee Obligations in respect of third-party loans and advances to officers or employees of the Parent Borrower or any Subsidiary
      (i) for travel and entertainment expenses incurred in the ordinary course of business, (ii) for relocation expenses incurred in the ordinary course of business or (iii) for any other purpose and, in the case of this clause
      (iii), in an aggregate principal amount (as to the Parent Borrower and all its Subsidiaries), together with the aggregate amount of all Investments permitted under subsection 8.9(e)(iii), of up to $2,000,000 outstanding at any time;

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                                                                              92


            (g) obligations to insurers required in connection with worker's compensation and other insurance coverage incurred in the ordinary course of business;

            (h) obligations of any of the Borrowers under any Interest Rate Protection Agreements relating to Indebtedness of such Borrower under this Agreement, and obligations of the Parent Borrower and its Subsidiaries under Permitted Hedging Arrangements;

            (i) guarantees made in the ordinary course of its business by the Parent Borrower or any of its Subsidiaries of obligations of the Parent Borrower or any of its Subsidiaries, which obligations are otherwise permitted under this Agreement;

            (j) Guarantee Obligations in connection with sales or other dispositions permitted under subsection 8.6, including indemnification obligations with respect to leases, and guarantees of collectability in respect of accounts receivables or notes receivable for up to face value;

            (k) accommodation guarantees for the benefit of trade creditors of the Parent Borrower or any of its Subsidiaries in the ordinary course of business of obligations of the Parent Borrower or any of its Subsidiaries, which obligations are otherwise permitted by this Agreement;

            (l) Guarantee Obligations with respect to an aggregate principal amount of up to $20,000,000 of third-party loans and advances to Agents and Owner/Operators, provided that such amount shall be reduced by the aggregate then outstanding principal amount of loans permitted by subsection 8.9(o);

            (m) Guarantee Obligations of the Parent Borrower and its Subsidiaries in respect of recourse events in connection with any Permitted Receivables Securitization;

            (n) Guarantee Obligations in respect of Indebtedness of a Person in connection with a joint venture or similar arrangement in respect of which no other co-investor or other Person has a greater legal or beneficial ownership interest than the Parent Borrower or any of its Subsidiaries and as to all of such Persons does not at any time exceed $10,000,000 in aggregate principal amount, provided that such amount shall be reduced by the aggregate amount of then existing Investments permitted by subsection 8.9(l);

            (o) Guarantee Obligations incurred in connection with acquisitions permitted under subsection 8.10, provided that either (i) any such Guarantee Obligation (other than any Guarantee Obligation in respect of any Subordinated Debt, which Guarantee Obligation is subordinated on the same terms as such Subordinated Debt) shall not exceed, with respect to any such acquisition, 60% of the purchase price of such acquisition (including any Indebtedness (other than Subordinated Debt) incurred and/or assumed in connection with any such acquisition) (or such greater percentage as shall be reasonably satisfactory to the Administrative Agent or, if any such purchase price shall be greater than $35,000,000, such greater percentage as shall be satisfactory to the Required Lenders), or
      (ii) if such Guarantee Obligation were
      treated as Indebtedness, the incurrence of such Indebtedness in connection with such acquisitions would be permitted by subsection 8.10(c);

            (p) Guarantee Obligations incurred pursuant to the Guarantees or otherwise in respect of Indebtedness permitted by subsection 8.2(a); and

            (q) Guarantee Obligations under the Subordinated Subsidiary Guarantees in respect of the Senior Subordinated Notes, provided that such Guarantee Obligations are subordinated on the same terms as the obligations of the Parent Borrower in respect of the Senior Subordinated Notes are subordinated.

            8.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

            (a) any Subsidiary of the Parent Borrower may be merged or consolidated with or into the Parent Borrower (provided that the Parent Borrower shall be the continuing or surviving corporation) or with or into any one or more Wholly Owned Subsidiaries of the Parent Borrower (provided that the Wholly Owned Subsidiary or Subsidiaries of the Parent Borrower shall be the continuing or surviving corporation and provided further that no Domestic Subsidiary may be merged or consolidated with or into a Foreign Subsidiary unless the continuing or surviving entity is a Domestic Subsidiary);

            (b) any Subsidiary of the Parent Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or to any Wholly Owned Subsidiary of the Parent Borrower that is a Guarantor;

            (c) any Foreign Subsidiary of the Parent Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any other Foreign Subsidiary that is a Wholly Owned Subsidiary of the Parent Borrower, provided that if the Foreign Subsidiary that so disposes of its assets is a Foreign Subsidiary Borrower, either (i) such Foreign Subsidiary Borrower shall, simultaneously with such disposition, repay in full all outstanding Loans made to it, cash collateralize (on terms reasonably satisfactory to the Administrative Agent) any outstanding L/C Obligations in respect of Letters of Credit issued for its account, and terminate its right to borrow hereunder or (ii) the transferee of such assets shall be a Foreign Subsidiary Borrower; and

            (d) as expressly permitted by subsection 8.6.

            8.6 Limitation on Sale of Assets. (a) Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock, to any Person other than the Parent Borrower or any Wholly Owned Subsidiary of the Parent Borrower, except:

            (i) the sale or other Disposition of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

            (ii) the sale or other Disposition of any property (including Inventory) in the ordinary course of business;

            (iii) the sale or discount without recourse of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable into or for notes receivable, in connection with the compromise or collection thereof, provided that, in the case of any Foreign Subsidiary of the Parent Borrower, any such sale or discount may be with recourse if such sale or discount is consistent with customary practice in such Foreign Subsidiary's country of business and the aggregate amount of any such recourse shall (to the extent such recourse is required by GAAP to be included as Indebtedness on the consolidated balance sheet of Holding and its consolidated subsidiaries) be included in the determination of such Foreign Subsidiary's Indebtedness for purposes of subsection 8.2(i);

            (iv) as permitted by subsection 8.5(b) or 8.5(c) or pursuant to Sale and Leaseback Transactions permitted by subsection 8.12;

            (v) the sale, transfer or discount of Receivables pursuant to any Permitted Receivables Securitization, provided that upon the effectiveness of any such Permitted Receivables Securitization, the Term Loans shall be prepaid and the Revolving Credit Commitments shall be automatically and permanently reduced to the extent required by subsections 4.4(c) and 4.4(i);

            (vi) Dispositions of any assets or property by the Parent Borrower or any Subsidiary of the Parent Borrower to any Wholly Owned Subsidiary of the Parent Borrower, provided that the Wholly Owned Subsidiary has executed each of the guarantees and security documents required pursuant to subsection 8.16(b);

            (vii) any other Asset Sales by the Parent Borrower or any of its Subsidiaries the Net Cash Proceeds of which do not exceed $10,000,000 per annum and $30,000,000 in the aggregate after the Effective Date and the non-cash portion of the consideration for any such Asset Sale does not exceed 25% thereof, provided that an amount equal to 100% of such Net Cash Proceeds of any such Asset Sale less the Reinvested Amount is applied in accordance with subsection 4.4(c);

            (viii) the abandonment or other Disposition of patents, trademarks or other intellectual property that are, in the reasonable judgment of the Parent Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Parent Borrower and its Subsidiaries taken as a whole;

            (ix) Dispositions permitted by subsection 8.9(m), provided that an amount equal to 100% of the Net Cash Proceeds of any such Asset Sale less the Reinvested Amount is applied in accordance with subsection 4.4(c);

            (x) Dispositions of equipment to Agents and Owner/Operators, including sales pursuant to lease or conditional sales agreements, provided that an amount equal to 100% of the Net Cash Proceeds of any such Asset Sale less the Reinvested Amount is applied in accordance with subsection 4.4(c); and

            (xi) the Disposition of any Subsidiary that is not a Material Subsidiary.

            (b) Convey, sell or otherwise transfer shares of Capital Stock of a Foreign Subsidiary to Holding or any Domestic Subsidiary of Holding unless at the time of such conveyance, sale or transfer (or promptly thereafter) Holding or such Domestic Subsidiary shall execute and deliver to the Administrative Agent a stock pledge agreement and take any necessary steps to perfect the security interest to be created thereby (which security interest shall not apply to (i) more than 65% of Holding's or such Domestic Subsidiary's ownership interest in any Foreign Subsidiary or (ii) any ownership interest in a non-Wholly Owned Foreign Subsidiary to the extent that the grant of such security interest would violate the terms of any agreements under which the Investment by Holding or any or its Subsidiaries was made therein).

            8.7 Limitation on Loans and Dividends to Holding. Make any advance, loan or extension or credit to Holding or declare or pay any dividend (other than dividends payable solely in common stock of the Parent Borrower or options, warrants or other rights to purchase common stock of the Parent Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Parent Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution (other than distributions payable solely in common stock of the Parent Borrower or options, warrants or other rights to purchase common stock of the Parent Borrower) in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Parent Borrower or any Subsidiary, except that:

            (a) the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount sufficient to allow Holding to pay expenses incurred in the ordinary course of business in an aggregate amount not to exceed $2,000,000 in any fiscal year;

            (b) the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount sufficient to cover reasonable and necessary expenses (including professional fees and expenses) incurred by Holding in connection with (i) registration, public offerings and exchange listing of equity or debt securities and maintenance of the same, (ii) compliance with reporting obligations under federal or state laws or under this Agreement or any of the other Loan Documents and (iii) indemnification and reimbursement of directors, officers and employees in respect of liabilities relating to their serving in any such capacity;

            (c) the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount sufficient to pay tax liabilities of Holding which are paid in cash by Holding to any taxing authority;

            (d) the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount sufficient to allow Holding to repurchase shares of its common stock or options in respect thereof issued pursuant to any Management Subscription Agreement, as any such agreement may be amended from time to time, which may be entered into between Holding and certain Management Investors, for an aggregate purchase price not to exceed $10,000,000, provided that such amount shall be increased by (i) an amount equal to $2,000,000 on each anniversary of the Effective Date, commencing on the first anniversary of the Effective Date, and (ii) an amount equal to the proceeds contributed in cash by Holding to the Parent Borrower of any resales or new issuances of shares and options to any such Management Investors, at any time after the initial issuances to any Management Investors, together with the aggregate amount of deferred compensation owed by the Parent Borrower or any of its Subsidiaries to any such Management Investor that shall thereafter have been canceled, waived or exchanged at any time after the initial issuances to any thereof in connection with the grant to such Management Investor of the right to receive or acquire shares of Holding common stock;

            (e) the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount of up to $500,000 to allow Holding to pay interest on the Holding Loan;

            (f) after November 19, 2004, the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount sufficient to allow Holding to pay scheduled cash dividends on the shares of Holding Preferred Stock (if applicable) and to pay scheduled interest on the Holding Senior Discount Notes and the Holding Subordinated Exchange Debentures (if applicable), provided that, in each case, no Default or Event of Default shall have occurred and be continuing or would result from the payment of such cash dividend; and

            (g) the Parent Borrower and any of its Subsidiaries may make loans and advances, and the Parent Borrower may pay cash dividends, to Holding in an aggregate amount sufficient to allow Holding to pay all fees and expenses incurred in connection with the Acquisition, this Agreement and the transactions expressly contemplated hereby and thereby.

            8.8 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditures (excluding any expenses incurred in connection with normal replacement and maintenance programs properly charged to current operations and excluding any Reinvested Amounts); provided that the Parent Borrower and its consolidated Subsidiaries may make Capital Expenditures in an amount not to exceed, for any fiscal year of the Parent Borrower set forth below, the sum of
(a) the amount set forth opposite such fiscal year below:

                  Fiscal Year               Amount
                  -----------               ------

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                                                                              97


                     1999                 $45,000,000
                     2000                 $55,000,000
                     2001 and thereafter  $60,000,000

plus (b) an amount up to the Available Adjustment to the extent such amount is used for Capital Expenditures for the development and implementation of an e-commerce strategy or the development and implementation of new information technology; provided that the unused amount of any Capital Expenditures permitted to be made pursuant to the foregoing clause (a) during any fiscal year and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year (any amount so carried over to be deemed the first amount applied and expended for Capital Expenditures during such next succeeding fiscal year).

            8.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (each an "Investment"), any Person, except:

            (a) extensions of trade credit in the ordinary course of business;

            (b) Investments in Cash Equivalents;

            (c) Investments existing on the Effective Date and described in
      Schedule 8.9(c), setting forth the respective amounts of such Investments as of a recent date;

            (d) Investments in notes receivable in connection with transactions permitted by subsection 8.6(a)(iii);

            (e) loans and advances to officers, directors or employees of Holding, the Parent Borrower or any of their respective Subsidiaries (i) in the ordinary course of business for travel and entertainment or relocation expenses, (ii) existing on the Effective Date and described in
      Schedule 8.9(c), (iii) made after the Effective Date for other purposes, not to exceed (as to Holding and all its Subsidiaries), together with the amount of all Guarantee Obligations permitted pursuant to subsection 8.4(f)(iii), $4,000,000 in the aggregate outstanding at any time or (iv) relating to indemnification or reimbursement of any officers, directors or employees in respect of liabilities relating to their serving in any such capacity or as otherwise specified in subsection 8.11;

            (f) Investments by the Parent Borrower in its Wholly Owned Subsidiaries (other than any Receivables Subsidiary) and by such Subsidiaries in the Parent Borrower and in Wholly Owned Subsidiaries of the Parent Borrower (other than any Receivables Subsidiary);

            (g) acquisitions expressly permitted by subsection 8.10;

            (h) Investments of any of the Borrowers under Interest Rate Protection Agreements relating to Indebtedness of such Borrower under this Agreement, and Investments by the Parent Borrower and its Subsidiaries under Permitted Hedging Arrangements;

            (i) any Investment by the Parent Borrower and its Subsidiaries which, in the judgment of the Parent Borrower, is reasonably necessary in connection with, and pursuant to, any Permitted Receivables
      Securitization;

            (j) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or otherwise described in subsection 8.3(c), (d) or (f);

            (k) Investments representing non-cash consideration received by the Parent Borrower or any of its Subsidiaries in connection with any Asset Sale, provided that in the case of any Asset Sale permitted under subsection 8.6(a)(vii), such non-cash consideration constitutes not more than 25% of the aggregate consideration received in connection with such Asset Sale and any such non-cash consideration received by the Parent Borrower or any of its Subsidiaries (other than Foreign Subsidiaries to the extent that the Parent Borrower's obligations would be secured by a pledge of such non-cash consideration) is pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents;

            (l) Investments by the Parent Borrower or any of its Subsidiaries in a Person in connection with a joint venture or similar arrangement in respect of which no other co-investor or other Person has a greater legal or beneficial ownership interest than the Parent Borrower or such Subsidiary in an aggregate amount not to exceed at any time an amount equal to $10,000,000, provided that such amount shall be reduced by the aggregate principal amount of Indebtedness in respect of Guarantee Obligations permitted by subsection 8.4(n);

            (m) Investments representing evidences of Indebtedness, securities or other property received from another Person by the Parent Borrower or any of its Subsidiaries in connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of Indebtedness, securities or other property of such other Person held by the Parent Borrower or any of its Subsidiaries, provided that any such securities or other property received by the Parent Borrower or any of its Subsidiaries (other than Foreign Subsidiaries (to the extent that the Parent Borrower's obligations would be secured by a pledge of such securities or other property) and any Insurance Subsidiary) is, to the extent required under the Guarantee and Collateral Agreement, pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents, and provided, further, that in the event that the aggregate expected value of such securities or other property received with respect to a Person is less than $250,000, the Parent Borrower or such Subsidiary may, rather than pledge such securities and other property to the Administrative Agent, dispose of such securities and other property within 180 days of the receipt thereof so long as the Net Cash Proceeds of such Disposition are utilized to prepay the Loans pursuant to subsection 4.4(c), and any such securities and other property not so disposed of by such 180th day shall, to the extent required under the Guarantee and Collateral Agreement, be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents;

            (n) loans and advances to Management Investors in connection with the purchase by such Management Investors of Capital Stock of Holding of up to $10,000,000 outstanding at any one time, provided that such amount shall be reduced by the aggregate principal amount of Indebtedness in respect of Guarantee Obligations permitted by subsection 8.4(b);

            (o) loans of up to $20,000,000 outstanding at any one time to Agents and Owner/Operators in the ordinary course of business for working capital purposes, provided that such amount shall be reduced by the aggregate principal amount of loans and advances in respect of Guarantee Obligations permitted by subsection 8.4(l);

            (p) advances to Agents and Owner/Operators in the ordinary course of business for working capital purposes;

            (q) Investments by the Parent Borrower and its Subsidiaries represented by any Financing Lease or conditional sale of equipment by the Parent Borrower or any of its Subsidiaries to Agents or Owner/Operators;

            (r) Investments constituting, or acquired with amounts constituting, reserves or surplus maintained by any Insurance Subsidiary in accordance with any Requirement of Law in respect of obligations pursuant to insurance policies issued by such Insurance Subsidiary in the ordinary course of its insurance business;

            (s) loans and advances by the Parent Borrower or any of its Subsidiaries to Holding expressly permitted by subsection 8.7; and

            (t) Investments not otherwise permitted by the preceding clauses of this subsection 8.9 not to exceed in the aggregate $10,000,000.

            8.10 Limitations on Certain Acquisitions. Acquire by purchase or otherwise all the business or assets of, or stock or other evidences of beneficial ownership of, any Person, except that the Parent Borrower and its Subsidiaries shall be allowed to make any such acquisitions so long as:

            (a) such acquisition is expressly permitted by subsection 8.5;

            (b) the aggregate consideration (including cash and any Indebtedness assumed in connection with such acquisitions) for all such acquisitions made pursuant to this clause (b) since the Effective Date does not exceed $35,000,000;

            (c) (i) such acquisition is made at a time when the Senior Debt Ratio, calculated on a pro forma basis after giving effect to such acquisition (such calculation to be made in a manner reasonably satisfactory to the Administrative Agent and to be evidenced by a certificate in form and substance reasonably satisfactory to the Administrative Agent signed by a Responsible Officer of the Parent Borrower and delivered to the Administrative Agent (which shall promptly deliver copies to each Lender) at least three Business Days prior to the consummation of such acquisition), is less than 2.50 to 1.00 and the Leverage Ratio (calculated on a pro forma basis in the manner set forth above with respect to the Senior Debt Ratio) is less than 4.00 to 1.00 and
      (ii) the aggregate consideration

      (including cash and any Indebtedness assumed in connection with such acquisitions) for all such acquisitions pursuant to this clause (c) since the Effective Date does not exceed $75,000,000; or

            (d) the aggregate consideration for such acquisition consists exclusively of Capital Stock thereof and no Indebtedness is assumed by the Parent Borrower and or any of its Subsidiaries in connection with any such acquisition pursuant to this clause (d);

provided in each case that, (x) the target of such acquisition has positive EBITDA, calculated on a pro forma basis after giving effect to such acquisition (such calculation to be made in a manner reasonably satisfactory to the Administrative Agent and to be evidenced by a certificate in form and substance reasonably satisfactory to the Administrative Agent signed by a Responsible Officer of the Parent Borrower and delivered to the Administrative Agent (which shall promptly deliver copies to each Lender) at least three Business Days prior to the consummation of such acquisition) and (y) after giving effect thereto, no Default or Event of Default shall occur as a result of such acquisition.

            8.11 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Parent Borrower unless such transaction is (a) otherwise permitted under this Agreement, and (b) upon terms no less favorable to the Parent Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate; provided that nothing contained in this subsection 8.11 shall be deemed to prohibit:

                  (i) the Parent Borrower or any of its Subsidiaries from entering into or performing any consulting, management or employment agreements or other compensation arrangements with a director, officer or employee of Holding or any of its Subsidiaries, provided that the annual aggregate base compensation with respect to any such director, in its capacity as such, is not in excess of $200,000;

                  (ii) the Parent Borrower or any of its Subsidiaries from entering into or performing an agreement with CD&R for the rendering of management consulting or financial advisory services for compensation not to exceed in the aggregate $1,000,000 per year plus reasonable out-of-pocket expenses;

                  (iii) the payment of transaction expenses in connection with this Agreement, the Acquisition and the other transactions related hereto and thereto (including, without limitation, a transaction fee to CD&R in an amount not to exceed $5,000,000);

                  (iv) the Parent Borrower or any of its Subsidiaries from entering into, making payments pursuant to and otherwise performing an indemnification and contribution agreement in favor of CD&R, CD&R Fund V, the Affiliates thereof and each person who becomes a director, officer, agent or employee of Holding, the Parent Borrower or any of their respective Subsidiaries, in respect of liabilities (A) arising under the Securities Act, the Exchange Act and any other applicable securities laws or otherwise, in connection with any offering of securities by Holding or any of its Subsidiaries, (B) incurred to third parties for any action or failure to act of Holding or any of its Subsidiaries, predecessors or successors, (C) arising out of the performance by CD&R of

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      management consulting or financial advisory services provided to Holding or any of its Subsidiaries, (D) arising out of the fact that any indemnitee was or is a director, officer, agent or employee of Holding or any of its Subsidiaries, or is or was serving at the request of any such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise or (E) to the fullest extent permitted by Delaware or other applicable state law, out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of Holding or any of its Subsidiaries;

                  (v) the Parent Borrower or any of its Subsidiaries from performing any agreements or commitments with or to any Affiliate existing on the Effective Date and described on Schedule 8.11(v); or

                  (vi) any transaction permitted under subsection 8.3(k), 8.4(b), 8.4(d), 8.4(f), 8.5, 8.7, 8.9(e), 8.9(n), 8.9(o), 8.9(p) or
      8.9(q), or any transaction with a Wholly Owned Subsidiary of the Parent Borrower.

For purposes of this subsection 8.11, (A) any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in subparagraph (b) of the first sentence hereof if (i) such transaction is approved by a majority of the Disinterested Directors of the Board of Directors of the Parent Borrower or the applicable Subsidiary, or (ii) in the event that at the time of any such transaction, there are no Disinterested Directors serving on the Board of Directors of the Parent Borrower or such Subsidiary, such transaction shall be approved by a nationally recognized expert with expertise in appraising the terms and conditions of the type of transaction for which approval is required, and (B) "Disinterested Director" shall mean, with respect to any Person and transaction, a member of the Board of Directors of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction.

            8.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Parent Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Parent Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Parent Borrower or such Subsidiary (any of such arrangements, a "Sale and Leaseback Transaction"), other than in connection with any Disposition permitted under subsection 8.6., unless
(a) in the case of any Financing Lease pursuant to such arrangement, the incurrence of such Financing Lease is permitted under subsection 8.2 or (b) in the case of any other lease pursuant to such arrangements, (i) the lease payments thereunder will be treated as an operating expense for purposes of determining EBITDA and (ii) the aggregate Net Cash Proceeds from all Sale and Leaseback Transactions permitted by this clause (b) shall not during the term of this Agreement exceed $30,000,000 plus the aggregate amount of such Net Cash Proceeds applied to prepay the Loans pursuant to subsection 4.4(c).

            8.13 Limitations on Dispositions of Collateral. Convey, sell, transfer, lease, or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for (a) mergers, consolidations, sales, leases, transfers or other Dispositions expressly permitted under subsection 8.5 and (b) sales or other Dispositions expressly permitted under subsection 8.6, including sales of

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Inventory in the ordinary course of business; and the Administrative Agent shall, and the Lenders hereby authorize the Administrative Agent to, execute such releases of Liens and take such other actions as the Parent Borrower may reasonably request in connection with the foregoing.

            8.14 Limitation on Changes in Fiscal Year. Permit the fiscal year of Holding, the Parent Borrower or any of its Subsidiaries to end on a day other than the last Saturday of December or the last day of December.

            8.15 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than (a) this Agreement and the other Loan Documents and (b) any industrial revenue or development bonds, purchase money mortgages, acquisition agreements or Financing Leases or agreements in connection with any Permitted Receivables Securitization permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed or acquired thereby) or operating leases of real property entered into in the ordinary course of business, which prohibits or limits the ability of the Parent Borrower or any of its Subsidiaries (other than Foreign Subsidiaries and Insurance Subsidiaries) to create, incur, assume or suffer to exist any Lien in favor of the Lenders with respect to the obligations secured by the Security Documents upon any of its property, assets or revenues, whether now owned or hereafter acquired.

            8.16 Limitation on Lines of Business; Creation of Subsidiaries. (a) Enter into any business, either directly or through any Subsidiary, except for those businesses of the same general type as those in which the Parent Borrower and its Subsidiaries are engaged on the date of this Agreement or which are related thereto, or permit any Insurance Subsidiary to engage in any business other than the operation of a multiple-line property and liability insurance program under the insurance laws of the States of Indiana and Illinois and Ireland to insure Agents and Owner/Operators against loss from certain risks.

            (b) Create any new Subsidiaries of the Parent Borrower other than
(i) any Receivables Subsidiary the relevant parent corporation of which shall execute and deliver a stock pledge agreement and deliver or cause to be delivered to the Administrative Agent the stock certificates representing all of the outstanding Capital Stock of such new Receivables Subsidiary, together with undated stock powers for each such certificate executed in blank by a duly authorized officer of such parent corporation, or (ii) any other new Subsidiary that (in the case of a new Domestic Subsidiary or a new Foreign Subsidiary Borrower) shall execute and deliver to the Administrative Agent, as applicable, the Guarantee and Collateral Agreement and appropriate Mortgages and other security documents and take any necessary steps to perfect the security interest to be created thereby and for which the relevant parent corporation (if such parent corporation is the Parent Borrower or a Domestic Subsidiary) shall execute and deliver to the Administrative Agent a stock pledge agreement and take any necessary steps to perfect the security interest to be created thereby (which security interest shall not apply to more than 65% of such parent corporation's ownership interest in any Foreign Subsidiary Borrower).

            8.17 Limitation on Optional Payments and Modifications of Debt Instruments and other Material Agreements. (a) Make any optional payment, prepayment, repurchase or redemption of the Senior Subordinated Notes or make any payments on account of or for a sinking or other analogous fund for the repurchase, redemption, defeasance or other acquisition thereof (other than scheduled

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payments of principal and interest and payments of, in each case, fees and expenses required by the Senior Subordinated Notes or the Senior Subordinated
Note Indenture, only to the extent permitted under the subordination provisions, if any, applicable thereto).

            (b) Make any amendment, supplement, modification or waiver of any of the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indenture (i) which amends or modifies the subordination provisions contained in the Senior Subordinated Notes or the Senior Subordinated Note Indenture, (ii) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by the Senior Subordinated Notes or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable to any holder thereof in connection therewith, (iii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which, in the Parent Borrower's good faith judgment, is to subject the Parent Borrower, or any of its Subsidiaries, to any more onerous or more restrictive provisions or (iv) which otherwise adversely affects, in the Parent Borrower's good faith judgment, the interests of the Lenders as senior creditors with respect to the Senior Subordinated Notes or the interests of the Lenders hereunder in any material respect.

            (c) In the event of the occurrence of a Change of Control, make any payment, prepayment, repurchase or redemption of any Senior Subordinated Notes, or make any payments on account of or for a sinking or other analogous fund for the repurchase, redemption, defeasance or other acquisition thereof, unless the Parent Borrower and the other Borrowers shall have (i) made payment in full of the Loans, all Reimbursement Obligations and any other amounts then due and owing to any Lender or the Administrative Agent hereunder and under any Note and cash collateralized the L/C Obligations on terms reasonably satisfactory to the Administrative Agent or (ii) made an offer to pay the Loans, all Reimbursement Obligations and any amounts then due and owing to each Lender and the Administrative Agent hereunder and under any Note and to cash collateralize the L/C Obligations in respect of each Lender and shall have made payment in full thereof to each such Lender or the Administrative Agent which has accepted such offer and cash collateralized the L/C Obligations in respect of each such Lender which has accepted such offer.

            (d) Designate any Indebtedness (other than the obligations hereunder and under the other Loan Documents) as "Designated Senior Indebtedness" for the purposes of any Indenture.

                          SECTION 9. EVENTS OF DEFAULT

            If any of the following events shall occur and be continuing:

            (a) Any of the Borrowers shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms hereof; or any of the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

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                                                                             104


            (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or which is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) Any Loan Party shall default in the observance or performance of any agreement contained in (i) subsection 7.7(a), subsection 7.11 or
      Section 8 of this Agreement or (ii) Section 5.4 of the Guarantee and Collateral Agreement, and, in the case of a default in the observance or performance of its obligations under subsection 7.7(a) hereof, such default shall have continued unremedied for a period of two days after a Responsible Officer of the Parent Borrower shall have discovered or should have discovered such default; or

            (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 9), and such default shall continue unremedied for a period ending on the earlier of (i) the date 32 days after a Responsible Officer of the Parent Borrower shall have discovered or should have discovered such default and
      (ii) the date 15 days after written notice has been given to the Parent Borrower by the Administrative Agent or the Required Lenders; or

            (e) Holding or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Holding Loan, the Loans and the Reimbursement Obligations) in excess of $7,500,000 or in the payment of any Guarantee Obligation in excess of $7,500,000, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or Guarantee Obligation referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable (an "Acceleration"), and such time shall have lapsed and, if any notice (a "Default Notice") shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given; or

            (f) (i) Holding, any Borrower or any Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holding, any Borrower or any Material Subsidiary shall make a general assignment for the benefit of

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                                                                             105


      its creditors; or (ii) there shall be commenced against Holding, any Borrower or any Material Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against Holding, any Borrower or any Material Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holding, any Borrower or any Material Subsidiary shall take any corporate action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holding, any Borrower or any Material Subsidiary shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or

            (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Parent Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Plan for purposes of Title IV of ERISA (other than a standard termination pursuant to Section 4041(b) of ERISA), (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Parent Borrower or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, (vi) the occurrence or expected occurrence of any event or condition which results or is reasonably likely to result in the Parent Borrower's or any Commonly Controlled Entity's becoming responsible for any liability in respect of a Former Plan, or (vii) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vii) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in liability which would have a Material Adverse Effect; or

            (h) One or more judgments or decrees shall be entered against Holding or any of its Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of $7,500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

            (i) (i) Any of the Security Documents shall cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof), or any Loan Party which is a party to any of the Security Documents shall so assert in writing, or (ii) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any significant

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      portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of 20 days; or

            (j) Any Guarantee shall cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or any Guarantor shall so assert in writing; or

            (k) The Senior Subordinated Notes or the guarantees thereof, for any reason, shall not be or shall cease to be validly subordinated as provided therein and in the Senior Subordinated Note Indenture to the monetary obligations of the Parent Borrower and its Subsidiaries under this Agreement, any Notes and the other Loan Documents; or

            (l) A Change of Control shall have occurred; or

            (m) Any event entitling the Persons financing Receivables pursuant to a Permitted Receivables Securitization to stop financing such Receivables shall have occurred and be continuing and such Person shall have stopped financing such Receivables; or

            (n) Any Loan Document (other than this Agreement, any of the Security Documents or any Guarantee) shall cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or any Loan Party shall so assert in writing;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower, automatically the Revolving Credit Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and any Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Parent Borrower, declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Parent Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and any Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

            With respect to any Letter of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the applicable Borrower in respect of such Letter of Credit shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired

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amount of such Letter of Credit. Each Borrower hereby grants to the
Administrative Agent, for the benefit of the Issuing Lender and the L/C Participants, a security interest in such cash collateral to secure all obligations of such Borrower in respect of such Letter of Credit under this Agreement and the other Loan Documents. Each Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of such security interest in such cash collateral account. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letter of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under any Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under any Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers.

            Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

       SECTION 10. THE ADMINISTRATIVE AGENT AND THE OTHER REPRESENTATIVES

            10.1 Appointment. Each Lender hereby irrevocably designates and appoints Chase as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Chase, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent and the Other Representatives shall not have any duties or responsibilities, except, in the case of the Administrative Agent and the Other Representatives, those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Other Representatives.

            10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care.

            10.3 Exculpatory Provisions. None of the Administrative Agent or any Other Representative nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by such Person under or in connection with this Agreement or any other Loan Document (except for the gross negligence or willful misconduct of such Person or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates) or (ii) responsible in any manner to any of the Lenders for any recitals, statements,

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                                                                             108


representations or warranties made by any Borrower or any other Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Notes or any other Loan Document or for any failure of any Borrower or any other Loan Party to perform its obligations hereunder or thereunder. Neither the Administrative Agent nor any Other Representative shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any other Loan Party. Each Lender agrees that, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or given to the Administrative Agent for the account of or with copies for the Lenders, the Administrative Agent and the Other Representatives shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Borrower or any other Loan Party which may come into the possession of the Administrative Agent and the Other Representatives or any of their officers, directors, employees, agents, attorneys-in-fact or affiliates.

            10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified as between itself and the Lenders in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1 as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and any Notes and the other Loan Documents in accordance with a request of the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

            10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Parent Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action reasonably promptly with respect to such Default or Event of Default as shall be directed by the Required Lenders and/or such other requisite

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                                                                             109


percentage of the Lenders as is required pursuant to subsection 11.1; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

            10.6 Acknowledgments and Representations by Lenders. Each Lender expressly acknowledges that none of the Administrative Agent or the Other Representatives nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent or any Other Representative hereafter taken, including any review of the affairs of any Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Other Representative to any Lender. Each Lender represents to the Administrative Agent, the Other Representatives and each of the Loan Parties that, independently and without reliance upon the Administrative Agent, the Other Representatives or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each of the Borrowers and the other Loan Parties, it has made its own decision to make its Loans hereunder and enter into this Agreement and it will make its own decisions in taking or not taking action under this Agreement and the other Loan Documents. Each Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender for its account and for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender acknowledges and agrees to comply with the provisions of subsection 11.6 applicable to the Lenders. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or given to the Administrative Agent for the account of or with copies for the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Borrower or any other Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Other Representatives (provided that the Term Loan Lenders shall have no obligation to indemnify the Issuing Lender) in their capacities as such (to the extent not reimbursed by the Parent Borrower and without limiting the obligation of the Parent Borrower or any of the other Loan Parties to do so), ratably according to their respective Total Credit Percentages in effect on the date on which indemnification is sought under this subsection (or, if indemnification is sought after the date upon which the Revolving Credit Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Total Credit Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent or any Other Representative in any way relating to or arising out of this

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Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or any Other Representative under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's or any Other Representative's gross negligence or willful misconduct. The obligations to indemnify the Issuing Lender shall be ratable among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments (or, if the Revolving Credit Commitments have been terminated, the outstanding principal amount of their respective Revolving Credit Loans and L/C Obligations and their respective participating interests in the outstanding Letters of Credit). The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

            10.8 Administrative Agent and Other Representatives in Their Respective Individual Capacities. The Administrative Agent, the Other Representatives and their affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower or any other Loan Party as though the Administrative Agent and the Other Representatives were not the Administrative Agent and the Other Representatives hereunder and under the other Loan Documents. With respect to Loans made or renewed by them and any Note issued to them and with respect to any Letter of Credit issued or participated in by them, the Administrative Agent and the Other Representatives shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though they were not the Administrative Agent or an Other Representative, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

            10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Parent Borrower (such approval not to be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

            10.10 Swing Line Lender. The provisions of this Section 10 shall apply to the Swing Line Lender in its capacity as such to the same extent that such provisions apply to the Administrative Agent.

            10.11 Release of Liens in Connection with Permitted Receivables Securitization. In connection with a Permitted Receivables Securitization, the Parent Borrower may deliver to the Administrative Agent a written request for release identifying the relevant Receivables and the terms of such Permitted Receivables Securitization in reasonable detail together with a certification by the Parent

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                                                                             111


Borrower stating that such transaction is in compliance with this Agreement. The Administrative Agent shall execute and deliver to the Parent Borrower (at the sole cost and expense of the Parent Borrower) all releases and other documents (including, without limitation, Uniform Commercial Code termination statements) necessary or reasonably desirable for the release of the Liens created by the Guarantee and Collateral Agreement on such Receivables as the Parent Borrower may reasonably request, provided that the Loans have been prepaid and/or the Revolving Credit Commitments shall have been reduced in accordance with subsection 4.4. Each of the Lenders hereby authorizes the Administrative Agent to deliver such releases or other documents.

                            SECTION 11. MISCELLANEOUS

            11.1 Amendments and Waivers. (a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (1) enter into with the Borrowers and the other Loan Parties, as the case may be, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of the Borrowers and the other Loan Parties, as the case may be, hereunder or thereunder or (2) waive at the Parent Borrower's or another Loan Party's request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (i) reduce the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment or change the currency in which any Loan or Reimbursement Obligation is payable, in each case without the consent of each Lender directly affected thereby,

                  (ii) amend, modify or waive any provision of this subsection
      11.1 or reduce the percentage specified in the definition of Required Lenders or of Required Release Lenders, or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents (other than pursuant to subsection
      8.5 or 11.1(b)), in each case without the written consent of all the Lenders,

                  (iii) release any Guarantee or, in the aggregate, a material portion of the Collateral without the consent of the Required Release Lenders, except as expressly permitted hereby or by any Guarantee or Security Document (as such documents are in effect on the date hereof or, if later, the date of execution and delivery thereof in accordance with the terms hereof),

                  (iv) amend, modify or waive any provision of (x) subsection
      2.6 (to the extent such subsection 2.6 relates to the Tranche A Term Loans) or 2.7 without the written consent of

      Tranche A Term Loan Lenders, the Tranche A Term Loan Percentages of which aggregate at least 51% or (y) subsection 2.6 (to the extent such subsection 2.6 relates to the Tranche B Term Loans) or 2.8 without the written consent of Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least 51%,

                  (v) amend, modify or waive any provision of subsection 2.1, 2.2, 2.3, 2.4 or 2.5 or Section 3 without the written consent of the Revolving Credit Lenders, the Revolving Credit Commitment Percentages of which aggregate at least 51%,

                  (vi) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agent and of any Other Representative affected thereby,

                  (vii) amend, modify or waive any prepayment required by subsection 4.4(c) or 4.4(d), or the order of application of prepayments specified in subsection 4.4(f), without the consent of (x) Revolving Credit Lenders, the Revolving Credit Commitment Percentages of which aggregate at least 51%, (y) Tranche A Term Loan Lenders, the Tranche A Term Loan Percentages of which aggregate at least 51% and (z) Tranche B Term Loan Lenders, the Tranche B Term Loan Percentages of which aggregate at least 51%,

                  (viii) amend, modify or waive any provision of subsection 4.4(g) without the consent of Tranche B Term Loan Lenders, the Tranche B Term Loan Percentages of which aggregate at least 51%,

                  (ix) amend, modify or waive any provision of the Swing Line Note (if any) or subsection 2.5 without the written consent of the Swing Line Lender and each other Lender, if any, which holds a participation in the Swing Line Loan pursuant to subsection 2.5(d),

                  (x) amend, modify or waive the provisions of any Letter of Credit or any L/C Obligation without the written consent of the Issuing Lender and each affected L/C Participant,

                  (xi) amend, modify or waive any provision of any Security Document that provides for the ratable sharing by the Lenders of the proceeds of any realization on the Collateral to provide for a non-ratable sharing thereof, without the consent of (x) Revolving Credit Lenders the Revolving Credit Commitment Percentages of which aggregate at least 51%,
      (y) Tranche A Term Loan Lenders the Tranche A Term Loan Percentages of which aggregate at least 51% and (z) Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least 51%, or

                  (xii) require any Lender to make Loans having an Interest Period of longer than six months without the consent of such Lender.

Any waiver and any amendment, supplement or modification pursuant to this subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of

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                                                                             113


Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            (b) Schedule III and Schedule IV may be amended, so long as no Default or Event of Default shall have occurred and be continuing, as follows:

                  (i) Schedule IV will be amended to add Subsidiaries as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the Parent Borrower, such additional Foreign Subsidiary Borrowers and the Administrative Agent, of a Joinder Agreement, substantially in the form of Exhibit K (a "Joinder Agreement"), providing for such Subsidiaries to become Foreign Subsidiary Borrowers hereunder and Granting Parties, Grantors and Pledgors under and as defined in the Guarantee and Collateral Agreement (or shall otherwise enter into collateral and security documents reasonably satisfactory to the Administrative Agent and providing, to the extent reasonably practicable under relevant law, substantially the equivalent of the lien and security interests contemplated to be provided by Granting Parties, Grantors and Pledgors under the Guarantee and Collateral Agreement), (B) delivery to the Administrative Agent of (w) in the case of any Foreign Subsidiary Borrower the Capital Stock of which is held by a Domestic Subsidiary, a stock pledge agreement (or, if the parent corporation of such Foreign Subsidiary Borrower is a party to the Guarantee and Collateral Agreement, a pledge pursuant to such agreement) covering the Capital Stock of such Foreign Subsidiary Borrower, together with any documents and instruments necessary to perfect the security interest to be created thereby (which pledge shall not apply to more than 65% of such parent corporation's ownership interest in any such Foreign Subsidiary Borrower), (x) corporate resolutions, other corporate documents, certificates and legal opinions in respect of such additional Foreign Subsidiary Borrowers substantially equivalent to comparable documents delivered on the Effective Date in respect of the Foreign Subsidiary Borrowers party to this Agreement on the Effective Date or, if there are no Foreign Subsidiary Borrowers party to this Agreement on the Effective Date, in respect of the Loan Parties on the Effective Date, (y) a certificate of a Responsible Officer of the Parent Borrower stating that such Subsidiaries are "Restricted Subsidiaries" for all purposes of each of the Indentures and (z) such other documents with respect thereto as the Administrative Agent shall reasonably request, and (C) execution and delivery by the Parent Borrower, such Foreign Subsidiary Borrower, all of the Revolving Credit Lenders and the Administrative Agent of a written instrument providing for such amendment; provided that the Parent Borrower and its Subsidiaries shall not be required to comply with the requirements of the foregoing clauses (w), (x), (y) or (z) if the Administrative Agent, in its sole discretion, determines that the cost of such compliance is excessive in relation to the value of the collateral security to be afforded thereby; provided, further, that no document described in the foregoing clauses (w), (x), (y) or (z) shall be required, or the form of such document shall be modified, to the extent required to avoid (A) any violation of applicable law or (B) any violation of the provisions of any joint venture or other material agreement governing or binding such Domestic Subsidiary or other Subsidiary. Any Domestic Subsidiary or other Subsidiary that cannot execute such a document or whose document must be amended for the foregoing reasons shall promptly upon any change of law or waiver or lapse of the applicable contractual restriction enter into such document or amend the existing document to comply with this subsection 11.1(b)(i) in a manner satisfactory to the Administrative Agent.

                  (ii) Schedule IV will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon execution and delivery by the Parent Borrower to the Administrative Agent of a written notification to such effect and repayment in full of all Loans made to such Foreign Subsidiary Borrower, cash collateralization of all L/C Obligations in respect of Letters of Credit issued for the account of such Foreign Subsidiary Borrower and repayment in full of all other amounts owing by such Foreign Subsidiary Borrower under this Agreement and the other Loan Documents.

                  (iii) Schedule III will be amended to add additional Designated Foreign Currencies upon execution and delivery by the Parent Borrower, all of the Revolving Credit Lenders and the Administrative Agent of a written instrument providing for such amendment.

            (c) In order to permit the Borrowers to enter into a replacement working capital facility as contemplated by subsection 8.2(h), on or after the Termination Date the Administrative Agent and the Loan Parties shall execute such documents, including, without limitation, such amendments to the Security Documents and the other Loan Documents, and take such other actions, as shall be necessary to afford the lenders under such replacement working capital facility the substantive realization of the benefits intended to be created by such documents in favor of the Revolving Credit Lenders. Each of the Lenders hereby authorizes the Administrative Agent to execute such documents and take such actions as are required by this subsection 11.1(c).

            11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrowers and the Administrative Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

   The Borrowers:          c/o North American Van Lines, Inc.
                           5001 U.S. Highway 30 West
                           P.O. Box 988
                           Fort Wayne, Indiana 46801-0988
                           Attention: General Counsel
                           Telecopy: (219) 429-3135
                           Telephone: (219) 429-2511

   with a copy to:         Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York 10022
                           Attention: William Beekman, Esq.
                           Telecopy: (212) 909-6836
                           Telephone: (212) 909-6000

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                                                                             115


    The Administrative           The Chase Manhattan Bank
      Agent, the Swing           270 Park Avenue
      Line Lender and            New York, New York  10017
      the Issuing Lender         Attention: Richard W. Duker
                                 Telecopy: (212) 972-9854
                                 Telephone: (212) 270-3057

    with a copy to:              The Chase Manhattan Bank
                                 c/o The Loan & Agency Services Group
                                 One Chase Manhattan Plaza
                                 8th Floor
                                 New York, New York 10081
                                 Attention: Janet Belden
                                 Telecopy: (212) 552-5658
                                 Telephone: (212) 552-7277

    and, if to the Issuing       Chase Manhattan Bank Delaware
      Lender, with an            Corporate Banking Department
      additional copy to:        8th Floor
                                 1201 Market Street
                                 Wilmington, Delaware  19801
                                 Attention: Michael Handago
                                 Telecopy: (302) 428-3390
                                 Telephone: (302) 428-3311

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.3, 2.9, 3.2, 4.2, 4.4 or 4.8 shall not be effective until received.

            11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

            11.5 Payment of Expenses and Taxes. The Parent Borrower agrees (a) to pay or reimburse the Administrative Agent and the Other Representatives for all their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of, and any amendment, supplement, waiver or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions (including the syndication of the Revolving Credit Commitments and Term Loans, the Administrative Agent's due diligence investigation and any collateral audit) contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel and of local counsel to the Administrative Agent and the Other Representatives, (b) to pay or reimburse each Lender, each Other Representative and the Administrative Agent for all its respective reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of one firm of counsel and of local counsel to the Administrative Agent, the Other Representatives and the several Lenders, and any reasonable Environmental Costs arising out of or in any way relating to any Loan Party or any property in which any Loan Party has had any interest at any time, (c) to pay, and indemnify and hold harmless each Lender, the Administrative Agent and the Other Representatives from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, and indemnify and hold harmless each Lender, the Administrative Agent and the Other Representatives (and their respective directors, trustees, officers, employees, agents, successors and assigns) from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (whether or not caused by any such Person's own negligence (other than gross negligence) and including, without limitation, the reasonable fees and disbursements of counsel) with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents (regardless of whether the Administrative Agent, any such Other Representative or any Lender is a party to the litigation or other proceeding giving rise thereto), including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with, or liability under, any Environmental Laws or any orders, requirements or demands of Governmental Authorities related thereto applicable to the operations of the Parent Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided that the Parent Borrower shall not have any obligation hereunder to the Administrative Agent, any such Other Representative or any Lender with respect to Environmental Costs or Indemnified Liabilities arising from (i) the gross negligence or willful misconduct of the Administrative Agent, any Other Representative or any such Lender (or any of their respective directors, officers, employees, agents, successors and assigns) or (ii) legal proceedings commenced against the Administrative Agent, any Other Representative or any such Lender by any securityholder or creditor thereof arising out of and based upon rights afforded any such securityholder or creditor solely in its capacity as such. Notwithstanding the foregoing, except as provided in clauses (b) and (c) above, the Parent Borrower shall have no obligation under this subsection 11.5 to the Administrative Agent, any Other Representative or any Lender with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

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                                                                             117


            11.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers party hereto, the Lenders, the Administrative Agent, the Other Representatives, all future holders of the Loans and their respective successors and assigns, except that none of the Borrowers may, other than in accordance with subsection
8.5 or 11.1(b), assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

            (b) Any Lender may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents; provided that (unless the Parent Borrower and the Administrative Agent otherwise consent in writing) no such participating interests shall be in an aggregate principal amount of less than
(i) in the case of Tranche A Term Loans and Revolving Credit Commitments, $5,000,000 in the aggregate (or, if less, the full amount of such selling Lender's Revolving Credit Loans, Tranche A Term Loans and Revolving Credit Commitments) or (ii) in the case of Tranche B Term Loans, $5,000,000 (or, if less, the full amount of such selling Lender's Tranche B Term Loans). Such sale of participating interests need not be ratable as among the Tranche A Term Loans, the Revolving Credit Commitments and the Tranche B Term Loans of such Lender. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan (and any Note evidencing such Loan) for all purposes under this Agreement and the other Loan Documents and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements relating to such Participant. Any agreement pursuant to which any Lender shall sell any such participating interest shall provide that such Lender shall retain the sole right and responsibility to exercise such Lender's rights and enforce each of the Borrowers' obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Loan Documents, provided that such participation agreement may provide that such Lender will not agree to any amendment, supplement, modification or waiver described in clause (i) or (ii) of the proviso to the second sentence of subsection 11.1(a) without the consent of the Participant. Each of the Borrowers agrees that each Lender shall be entitled to the benefits of subsections 4.9, 4.10, 4.11, 4.12, 11.1 and 11.5 without regard to whether it has granted any participating interests, and that all amounts payable to a Lender under subsections 4.9, 4.10, 4.11, 4.12 and 11.5 shall be determined as if such Lender had not granted any such participating interests.

            (c) Any Lender may, in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or to any Approved Fund or, with the prior written consent of the Administrative Agent and the Parent Borrower (which in each case shall not be unreasonably withheld), to an additional bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement and any Notes, including, without limitation, its Revolving Credit Commitments and Loans, pursuant to an Assignment and Acceptance, substantially in the form of Exhibit H (an "Assignment and Acceptance"), executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof or an Approved Fund, by the Parent Borrower and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that (i) (unless the Administrative Agent and the Parent Borrower otherwise consent in writing (such consent not to be unreasonably withheld)) no such transfer to an Assignee (other than a Lender or any affiliate thereof or any Approved Fund) shall be in an aggregate principal amount less than (x) in the case of Tranche A Term Loans and Revolving Credit Commitments, $5,000,000 in the aggregate (or, if less, the full amount of such assigning Lender's Tranche A Term Loans, Revolving Credit Loans and Revolving Credit Commitments) or (y) in the case of Tranche B Term Loans, $5,000,000 (or, if less, the full amount of such assigning Lender's Tranche B Term Loans) and (ii) if any Lender assigns all or any part of its rights and obligations under this Agreement to one of its affiliates in connection with or in contemplation of the sale or other disposition of its interest in such affiliate, the Parent Borrower's prior written consent shall be required for such assignment. Any such assignment shall be ratable as between the Tranche A Term Loans and the Revolving Credit Commitments of such Lender unless the Administrative Agent and the Parent Borrower otherwise consent in writing, but need not be ratable as between the Tranche A Term Loans and the Revolving Credit Commitments of such Lender, on the one hand, and the Tranche B Term Loans of such Lender, on the other hand. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment, Tranche A Term Loan and Tranche B Term Loan as set forth therein, and (y) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto but shall nevertheless continue to be entitled to the benefits of subsections 4.10, 4.11, 4.12 and 11.5). Notwithstanding the foregoing, no Assignee, which as of the date of any assignment to it pursuant to this subsection 11.6(c) would be entitled to receive any greater payment under subsection 4.10 or 4.11 than the assigning Lender would have been entitled to receive as of such date under such subsections with respect to the rights assigned, shall be entitled to receive such payments unless the Parent Borrower has consented in writing to the assignment.

            (d) The Administrative Agent, on behalf of each of the Borrowers, shall maintain at its address referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and the principal amount of the Loans owing to, and the Notes evidencing such Loans owed by, each Lender from time to time. Notwithstanding anything in this Agreement to the contrary, the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loan, the Notes and the Revolving Credit Commitments recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Parent Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) Notwithstanding anything in this Agreement to the contrary, no assignment under subsection 11.6(c) of any rights or obligations under or in respect of the Loans or the Notes evidencing such Loans shall be effective unless and until the Administrative Agent shall have recorded the assignment pursuant to subsection 11.6(d). Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent and the Parent Borrower), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (which fee need not be paid in the case of any assignment to an affiliate of the assigning Lender or to an Approved Fund; and provided that in the case of contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder, affiliates thereof or Approved Funds), only a single fee of $3,500 shall be payable for all such contemporaneous assignments), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Parent Borrower. On or prior to such effective date, the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned, and the Parent Borrower, at its own expense, shall, upon the request to the Administrative Agent by the assigning Lender or the Assignee, as applicable, execute and deliver (and cause the applicable Foreign Subsidiary Borrowers to execute and deliver) to the Administrative Agent (in exchange for the outstanding Notes of the assigning Lender) a new Revolving Credit Note, Tranche A Term Note, Tranche B Term Note and/or Swing Line Note, as the case may be, to the order of such Assignee in an amount equal to (i) in the case of a Revolving Credit Note, the lesser of (A) the amount of such Assignee's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Loans made by such Assignee, (ii) in the case of a Tranche A Term Note, the amount of such Assignee's Tranche A Term Loan, (iii) in the case of a Tranche B Term Note, the amount of such Assignee's Tranche B Term Loan and (iv) in the case of a Swing Line Note, the lesser of (A) the Swing Line Commitment and (B) the aggregate principal amount of all Swing Line Loans made by such Assignee, in each case with respect to the relevant Loan, Swing Line Commitment, or Revolving Credit Commitment after giving effect to such Assignment and Acceptance and, if the assigning Lender has retained a Swing Line Commitment, Revolving Credit Commitment or Term Loan hereunder, a new Revolving Credit Note, Tranche A Term Note, Tranche B Term Note and/or Swing Line Note, as the case may be, to the order of the assigning Lender in an amount equal to (i) in the case of a Revolving Credit Note, the lesser of (A) the amount of such Lender's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Loans made by such Lender, (ii) in the case of a Tranche A Term Note, the amount of such Lender's Tranche A Term Loan, (iii) in the case of a Tranche B Term Note, the amount of such Lender's Tranche B Term Loan and (iv) in the case of a Swing Line Note, the lesser of (A) the Swing Line Commitment and (B) the aggregate principal amount of all Swing Line Loans made by such Lender, in each case with respect to the relevant Loan, Swing Line Commitment or Revolving Credit Commitment after giving effect to such Assignment and Acceptance. Any such new Notes shall be dated the Effective Date and shall otherwise be in the form of the Note replaced thereby. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Parent Borrower marked "cancelled".

            (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of subsection 11.16, any and all information in such Lender's possession concerning any Borrower and its Affiliates which has been delivered to such Lender by or on behalf of any Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of any Borrower in connection with such Lender's credit evaluation of each Borrower and its Affiliates prior to becoming a party to this Agreement. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of the Parent Borrower if it would require the Parent Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Parent Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

            (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection 11.6 concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law, provided that any foreclosure or similar action shall be subject to the provisions of this subsection concerning assignments and shall be void and of no force or effect unless effected in compliance with such provisions.

            11.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Revolving Credit Loans, Term Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise (except pursuant to subsection 4.4, 4.13(d) or 11.6)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Revolving Credit Loans, Term Loans or the Reimbursement Obligations, as the case may be, owing to it, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Revolving Credit Loans, Term Loans or the Reimbursement Obligations, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under Section 9(a) to set-off and appropriate and apply against any amount then due and payable under Section 9(a) by such Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any affiliate, branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Parent Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Parent Borrower and the Administrative Agent.

            11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            11.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrowers party hereto, the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Borrowers party hereto, the other Loan Parties, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

            11.11 GOVERNING LAW. THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            11.12 Submission To Jurisdiction; Waivers. (a) Each party hereto hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable Borrower (or, in the case of any Foreign Subsidiary Borrower, as specified in paragraph (b)), the applicable Lender or the Administrative Agent, as the case may be, at the address specified in subsection 11.2 or at such other address of which the Administrative Agent, any such Lender and any such Borrower shall have been notified pursuant thereto;

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any punitive damages.

            (b) Upon any Foreign Subsidiary becoming a Foreign Subsidiary Borrower in accordance with subsection 11.1(b), such Foreign Subsidiary Borrower hereby agrees to irrevocably and unconditionally appoint an agent for service of process located in The City of New York (the "New York Process Agent"), reasonably satisfactory to the Administrative Agent, as its agent to receive on behalf of such Foreign Subsidiary Borrower and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any such New York State or Federal court described in paragraph (a) of this subsection and agrees promptly to appoint a successor New York Process Agent in The City of New York (which successor New York Process Agent shall accept such appointment in a writing reasonably satisfactory to the Administrative Agent) prior to the termination for any reason of the appointment of the initial New York Process Agent. In any such action or proceeding in such New York State or Federal court, such service may be made on such Foreign Subsidiary Borrower by delivering a copy of such process to such Foreign Subsidiary Borrower in care of the New York Process Agent at the New York Process Agent's address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to such Foreign Subsidiary Borrower at its address specified in subsection 11.2 with (if applicable) a copy to the Parent Borrower (such service to be effective upon such receipt by the New York Process Agent and the depositing of such process in the mails as aforesaid). Each of the Foreign Subsidiary Borrowers hereby irrevocably and unconditionally authorizes and directs the New York Process Agent to accept such service on its behalf. As an alternate method of service, each of the Foreign Subsidiary Borrowers irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or Federal court by mailing of copies of such process to such Foreign Subsidiary Borrower by certified or registered air mail at its address specified in subsection 11.2. Each of the Foreign Subsidiary Borrowers agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (c) To the extent that any Foreign Subsidiary Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Foreign Subsidiary Borrower hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and any Note.

            11.13 Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

            (b) The obligations of any Borrower in respect of this Agreement and any Note due to any party hereto or any holder of any bond shall, notwithstanding any judgment in a currency (the "judgment currency") other than the currency in which the sum originally due to such party or such holder is denominated (the "original currency"), be discharged only to the extent that on the Business Day following receipt by such party or such holder (as the case may be) of any sum adjudged to be so due in the judgment currency such party or such holder (as the case may be) may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such party or such holder (as the case may be) in the original currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party or such holder (as the case may be) against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to any party to this Agreement or any holder of Notes (as the case may be), such party or such holder (as the case may be), agrees to remit to such Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Loans and all other amounts payable hereunder.

            11.14 Acknowledgments. Each Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

            (b) neither the Administrative Agent nor any Other Representative or Lender has any fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among any of the Borrowers and the Lenders.

            11.15 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            11.16 Confidentiality. The Administrative Agent and each Lender agrees to keep confidential any written or oral information (a) provided to it by or on behalf of Holding, the Parent Borrower or any of their Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of Holding, the Parent Borrower or any of their Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee or prospective

Transferee which agrees to comply with the provisions of this subsection, (iii) to its Affiliates, its Subsidiaries and the employees, directors, agents, attorneys, accountants and other professional advisors of it, its Affiliates and its Subsidiaries, provided that such Lender shall inform each such Person of the agreement under this subsection 11.16 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this subsection 11.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that such Lender shall, unless prohibited by any Requirement of Law, notify the Parent Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder,
(vii) in connection with periodic regulatory examinations, (viii) in connection with any litigation to which such Lender may be a party, subject to the proviso in clause (iv), (ix) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty (A) has been approved in writing by the Parent Borrower and (B) agrees in a writing enforceable by the Parent Borrower to be bound by the provisions of this subsection 11.16) and (x) if, prior to such information having been so provided or obtained, such information was already in the Administrative Agent's or a Lender's possession on a nonconfidential basis without a duty of confidentiality to any Borrower being violated.

            11.17 Amendment and Restatement. This Agreement represents an amendment and restatement of the Credit Agreement, dated as of November 19, 1999, among the Parent Borrower, the Lenders party thereto, the Administrative Agent and the Other Representatives.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       NORTH AMERICAN VAN LINES, INC.

                                       By:/s/Ralph A. Ford
                                          ----------------
                                          Name:  Ralph A. Ford
                                         Title:  Secretary

                                       THE CHASE MANHATTAN BANK, as Collateral
                                       Agent, Administrative Agent, Swing Line
                                       Lender, Issuing Lender and Lender

                                       By:/s/Bruce Borden
                                          -------------------
                                          Name:  Bruce Borden
                                         Title:  Vice President


                                       THE BANK OF NEW YORK, as Documentation
                                       Agent and Lender

                                       By:/s/David G. Shedd
                                          ---------------------
                                          Name:  David G. Shedd
                                         Title:  Vice President


                                       BANK OF AMERICA SECURITIES LLC, as
                                       Syndication Agent

                                       By:/s/Elizabeth Borow
                                          ----------------------
                                          Name:  Elizabeth Borow
                                         Title:  Managing Director


                                       BANK OF AMERICA, N.A.

                                       By:/s/Elizabeth Borow
                                          ----------------------
                                          Name:  Elizabeth Borow
                                         Title:  Managing Director

                                       BANKERS TRUST COMPANY

                                       By:/s/Mary Kay Coyle
                                          --------------------
                                         Name:  Mary Kay Coyle
                                        Title:  Managing Director


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                       By:/s/Nicholas J. Campbell
                                          --------------------------
                                         Name:  Nicholas J. Campbell
                                        Title:  Vice President


                                       FLEET NATIONAL BANK

                                       By:/s/Mark S. Pelletier
                                          -----------------------
                                         Name:  Mark S. Pelletier
                                        Title:  Vice President


                                       HSBC BANK USA

                                       By:/s/Christopher F. French
                                          ---------------------------
                                         Name:  Christopher F. French
                                        Title:  Authorized Signatory


                                       KZH ING-2  L.L.C.

                                       By:/s/Peter Chin
                                          ----------------
                                         Name:  Peter Chin
                                        Title:  Authorized Agent

                                       NATIONAL CITY BANK OF INDIANA

                                       By:/s/Mark A. Minnick
                                          ---------------------
                                          Name:  Mark A. Minnick
                                          Title:  Senior Vice President


                                       PPM SPYGLASS FUNDING TRUST

                                       By:/s/Kelly C. Walker
                                          ---------------------
                                         Name:  Kelly C. Walker
                                         Title:  Authorized Agent


                                       THE PROVIDENT BANK

                                       By:/s/Thomas W. Doe
                                          -------------------
                                         Name:  Thomas W. Doe
                                         Title:  Vice President


                                       SUNTRUST BANK, CENTRAL FLORIDA, NA

                                       By:/s/Christopher A. Black
                                          --------------------------
                                         Name:  Christopher A. Black
                                        Title:  Director


                                       THE BANK OF NOVA SCOTIA

                                       By:/s/F.C.H. Ashby
                                          -----------------
                                         Name:  F.C.H. Ashby
                                        Title:  Senior Manager Loan Operations

                                       VAN KAMPEN SENIOR FLOATING RATE FUND

                                       By: Van Kampen Investment Advisory Corp.

                                       By:/s/Darvin D. Pierce
                                          ---------------------
                                         Name:  Darvin D. Pierce
                                         Title:  Vice President


                                       VAN KAMPEN SENIOR INCOME TRUST

                                       By: Van Kampen Investment Advisory Corp.

                                       By:/s/Darvin D. Pierce
                                          ---------------------
                                         Name:  Darvin D. Pierce
                                        Title:  Vice President

                                                                      Schedule I

                            Commitments and Addresses

                                                                     Schedule II

                 Applicable Margin and Commitment Fee Step-Downs

Step-Downs for Revolving Credit Loans, Tranche A Term Loans and Commitment Fees
-------------------------------------------------------------------------------
================================================================================
     Leverage         Eurocurrency Loans       ABR Loans
      Ratio           Applicable Margin    Applicable Margin     Commitment Fee
--------------------------------------------------------------------------------
Greater than or equal to
        4.00 to 1.00            3.00%                2.00%                0.50%
--------------------------------------------------------------------------------
Greater than or equal to
 3.50 to 1.00 and
Less than 4.00 to 1.00          2.75%                1.75%                0.50%
--------------------------------------------------------------------------------
Greater than or equal to
 3.00 to 1.00 and
Less than 3.50 to 1.00           2.50%                1.50%                0.45%
--------------------------------------------------------------------------------
Greater than or equal to
 2.50 to 1.00 and
Less than 3.00 to 1.00           2.25%                1.25%                0.40%
--------------------------------------------------------------------------------
Less than 2.50 to 1.00           2.00%                1.00%                0.35%
================================================================================

                                                                    Schedule III

                          Designated Foreign Currencies

For purposes of Tranche A Term Loans, Revolving Credit Loans, Swing Line Loans and Letters of Credit, Designated Foreign Currencies are the following:

               Currency                      Principal Financial Center
               --------                      --------------------------

               Euros                         Frankfurt
               Sterling                      London

                                                                     Schedule IV

                          Foreign Subsidiary Borrowers

Name                                                                Jurisdiction
----                                                                ------------

                                      None

                                   SCHEDULE V

                              SUBSIDIARY GUARANTORS

1.  Fleet Insurance Management, Inc.
2.  FrontRunner Worldwide, Inc.
3.  NACAL, Inc.
4.  North American Distribution Systems, Inc.
5.  North American Logistics, Ltd.
6.  North American Van Lines of Texas, Inc.
7.  NAVTRANS International Freight Forwarding, Inc.
8.  Relocation Management Systems, Inc.
9.  Great Falls North American, Inc.
10. Vanguard Insurance Agency, Inc.
11. Allied Van Lines, Inc.
12. Allied Freight Forwarding, Inc.
13. A Relocation Solutions Management Company
14. Allied International N.A., Inc.
14. Allied Van Lines Terminal Company

                                   SCHEDULE VI

            INDICATIVE TERMS OF PERMITTED RECEIVABLES SECURITIZATIONS

TRANSACTION SUMMARY:              The Parent Borrower may establish, directly or
                                  indirectly, one or more special purpose, bankruptcy remote subsidiaries (collectively, the "RECEIVABLES COMPANY") that will purchase, on a revolving basis, all or a designated portion of the trade account receivables, together with any designated assets related to such receivables such as agreements, security arrangements, guarantees and other related assets (collectively, the "RECEIVABLES"), generated by the Parent Borrower and its subsidiaries. The purchases of the Receivables by the Receivables Company will be financed in part by the creation of a receivables facility, with or without external credit enhancement, in which ownership interests in, or notes, commercial paper, certificates or other debt instruments secured by or representing beneficial interests in the
                                  Receivables (such ownership interests, notes, commercial paper, certificates or instruments, the "RECEIVABLES SECURITIES") will be sold in one or more registered public offerings, private placements, or other available capital markets transactions by the Receivables
                                  Company or an unaffiliated special purpose entity. If the financing is provided through an unaffiliated special purpose entity, the Parent Borrower may or may not elect to create a Receivables Company to implement the transaction.

INTEREST RATE ON
RECEIVABLES SECURITIES:           Under the terms of the definitive
                                  documentation for the creation and issuance of the Receivables Securities (the "RECEIVABLES
                                  FACILITY DOCUMENTS"), the Receivables
                                  Securities will bear interest or have an equivalent yield thereon at a rate that at the time of issuance the Parent Borrower reasonably expects to be less than the interest rate provided for on the Revolving
                                  Credit Loans (including, in the case of a fixed rate offering of Receivables Securities, the interest rate swap equivalent in respect thereof on the date of issuance thereof).

LIMITED RECOURSE:                 The transfer of Receivables by the Parent
                                  Borrower to the Receivables Company will be made with limited recourse. The Parent
                                  Borrower may be liable under the Receivables
                                  Facility Documents for customary recourse events, and in any event may be liable for (a) the breach of certain representations and warranties (consistent with similar financing transactions of this type) set forth therein,
                                  (b) the aggregate amount of any dilution with respect to any transferred Receivables, (c) its other agreements and obligations
                                  (consistent with similar financing
                                  transactions of this type) under the
                                  Receivables Facility Documents, (d) any
                                  obligations incurred in respect of any
                                  underwriting or placement agency agreements entered into in connection with the offering of the Receivables Securities, (e) its servicing obligations and (f) customary indemnification and repurchase provisions.

DEFAULT/TERMINATION/
AMORTIZATION EVENTS
UNDER THE RECEIVABLES
FACILITY DOCUMENTS:               The Receivables Facility Documents may contain
                                  customary defaults/termination/amortization
                                  events, and in any event may contain the following defaults/termination/amortization events: failure to pass certain performance tests, including maintenance of a minimum amount of eligible receivables outstanding or generated during a specified period, a maximum dilution ratio, delinquency ratio, default ratio, and maximum days sales outstanding ratio; nonpayment of amounts when due;
                                  violation of covenants; failure of any
                                  representation or warranty to be true in all material respects; cross-acceleration to
                                  Parent Borrower's credit facilities;
                                  bankruptcy events with respect to all parties to the transaction; change in control;
                                  material judgments; tax and ERISA matters; and actual or asserted (by the Parent Borrower, the Receivables Company or any of their affiliates) invalidity of any Receivables
                                  Facility Documents or security or beneficial interests thereunder; and such other events as are required by any rating agency rating the Receivables Securities.

                                  SCHEDULE VII

                           EXISTING LETTERS OF CREDIT

1.  Letter of Credit No. P-399085 in the amount of $20,000 in favor of Air
    Cargo.

2. Letter of Credit No. P-289339 in the amount of $17,500 in favor of Spieker Properties.

3. Letter of Credit No. P-291199 in the amount of $100,000 in favor of Clearview Limited Partnership.

4. Letter of Credit No. P-293028 in the amount of $500,000 in favor of Golden Springs Development.

5. Letter of Credit No. P-373046 in the amount of $9,645,000 in favor of Protective Insurance Company.

6. Letter of Credit No. P-365663 in the amount of $2,300,000 in favor of Safeco Insurance Company of America.

7. Letter of Credit No. P-373044 in the amount of $250,000 in favor of Chubb and Son, Inc.

8. Letter of Credit No. P-373042 in the amount of $260,000 in favor of Houston Casualty Company.

9. Letter of Credit No. P-366734 in the amount of $1,650,000 in favor of Republic Underwriters Insurance Company.

10. Letter of Credit No. 4674710 in the amount of $2,000,000 in favor of Underwriters at Lloyds.

                                 SCHEDULE 4.4(d)

                            LAST DAY OF FISCAL YEARS


FISCAL YEAR                                   LAST DAY
-----------                                   --------
1999                                          12/25/99
2000                                          12/30/00
2001                                          12/29/01
2002                                          12/28/02
2003                                          12/27/03
2004                                          12/25/04
2005                                          12/31/05
2006                                          12/30/06


                                  SCHEDULE 5.4

             CONSENTS, AUTHORIZATIONS, NOTICES AND FILINGS REQUIRED

None.

                                  SCHEDULE 5.14

                     FILING JURISDICTIONS AND LIEN SEARCHES

                          PART A: FILING JURISDICTIONS

1.         NAVL


STATE                                COUNTY/PARISH
-----                                -------------
Arizona                              Secretary of State
California                           Secretary of State
Colorado                             Secretary of State
Connecticut                          Secretary of State
Delaware                             Secretary of State
Georgia                              Clayton, Fulton, Gwinnett
Hawaii                               Secretary of State
Iowa                                 Secretary of State
Illinois                             Secretary of State
Indiana                              Secretary of State, Allen
Kentucky                             Secretary of State, Boone
Massachusetts                        Secretary of State, Chelsea, Framingham,
                                     Milford, Millis, Waltham, Westborough
Maryland                             Secretary of State
Michigan                             Secretary of State
Minnesota                            Secretary of State
Missouri                             Secretary of State, St. Louis
Montana                              Secretary of State



STATE                                COUNTY/PARISH
-----                                -------------

North Carolina                       Secretary of State, Durham, Guilford,
                                     Johnston, Mecklenberg, Orange, Wake
Nebraska                             Secretary of State
New Hampshire                        Secretary of State, Rockingham
New Jersey                           Secretary of State
New Mexico                           Secretary of State
Nevada                               Secretary of State
New York                             Secretary of State, Albany, Erie, Nassau,
                                     New York, Onondaga, Westchester
Ohio                                 Secretary of State, Cuyahoga, Franklin
Oregon                               Secretary of State
Pennsylvania                         Secretary of State, Butler, Cumberland,
                                     Delaware, Lehigh, Northampton
Texas                                Secretary of State
Utah                                 Secretary of State
Virginia                             Secretary of State, Fairfax, Henrico
Washington                           Secretary of State
Wisconsin                            Secretary of State


2.  Fleet Insurance Management, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


3.  FrontRunner Worldwide, Inc.


STATE                                COUNTY/PARISH
-----                                -------------

Delaware                             Secretary of State
Indiana                              Secretary of State


4.  NACAL, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State
California                           Secretary of State


5.  NAVTRANS International Freight Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


6.  North American Distribution Systems, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


7.  North American Logistics, Ltd.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


8.  North American Van Lines of Texas, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State



STATE                                COUNTY/PARISH
-----                                -------------
Texas                                Secretary of State


9.  Relocation Management Systems, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


10. NA Holding Corporation


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


11. Great Falls North American, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Montana                              Secretary of State
Indiana                              Secretary of State


12. Vanguard Insurance Agency, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Illinois                             Secretary of State


13. Allied Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State



STATE                                COUNTY/PARISH
-----                                -------------
Illinois                             Secretary of State, Cook, Du Page
Texas                                Secretary of State, Tarrant


14.  Allied Freight Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


15. A Relocation Solutions Management Company


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


16. Allied International N.A., Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


17. Allied Van Lines Terminal Company


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


                              PART B. LIEN SEARCHES

1.  NAVL


STATE                                COUNTY/PARISH
-----                                -------------
Arizona                              Secretary of State
California                           Secretary of State
Colorado                             Secretary of State
Connecticut                          Secretary of State
Delaware                             Secretary of State
Georgia                              Secretary of State, Clayton, Fulton,
                                     Gwinnett
Hawaii                               Secretary of State
Iowa                                 Secretary of State
Illinois                             Secretary of State
Indiana                              Secretary of State, Allen
Kentucky                             Secretary of State, Boone
Massachusetts                        Secretary of State, Middlesex, Norfolk,
                                     Suffolk, Worcester
Maryland                             Secretary of State
Michigan                             Secretary of State
Minnesota                            Secretary of State
Missouri                             Secretary of State, St. Louis
Montana                              Secretary of State
North Carolina                       Secretary of State, Durham, Guilford,
                                     Johnston, Mecklenberg, Orange, Wake
Nebraska                             Secretary of State
New Hampshire                        Secretary of State, Rockingham



STATE                                COUNTY/PARISH
-----                                -------------
New Jersey                           Secretary of State
New York                             Secretary of State, Albany, Erie, Nassau,
                                     New York, Onondaga, Westchester
New Mexico                           Secretary of State
Nevada                               Secretary of State
Ohio                                 Secretary of State, Cuyahoga, Franklin
Oregon                               Secretary of State
Pennsylvania                         Secretary of State, Butler, Cumberland,
                                     Delaware, Lehigh, Northampton
Texas                                Secretary of State
Utah                                 Secretary of State
Virginia                             Secretary of State, Fairfax, Henrico
Washington                           Secretary of State
Wisconsin                            Secretary of State


2.  A Five Star Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


3.  A Three Rivers Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


4.  A-1 Above Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


5.  A-1 Summit Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


6.  Able Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


7.  Alaska USA Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


8.  Americas Best Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


9.  Americas Quality Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


10. City Storage & Transfer, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Colorado                             Secretary of State
Indiana                              Secretary of State


11. Fleet Insurance Management, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


12. FrontRunner Worldwide, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


13. Great Falls North American, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Montana                              Secretary of State
Indiana                              Secretary of State


14. Move Management Services, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State

                                       9

15. NACAL, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
California                           Secretary of State
Indiana                              Secretary of State


16. World Class Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


17. NAVTRANS Container Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Florida                              Secretary of State
Indiana                              Secretary of State


18. NAVTRANS International Freight Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


19. NorAm Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


20. North American Distribution Systems, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State



21. North American Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


22. North American Logistics, Ltd.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


23. North American Moving & Storage, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State


24. North American Van Lines of Texas, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Texas                                Secretary of State
Indiana                              Secretary of State


25. Relocation Management Systems, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


26. Manufacturing Support Services, L.L.C.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
California                           Secretary of State
Indiana                              Secretary of State


27. NA Holding Corporation


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Indiana                              Secretary of State


28. Vanguard Insurance Agency, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Illinois                             Secretary of State



29. Allied Van Lines, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State, Cook, Du Page
Texas                                Secretary of State, Tarrant


30. Allied Freight Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


31. A Relocation Solutions Management Company


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



32. Allied International N.A., Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



33. Allied Intermodal Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



34. Allied Domestic Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



35. Allied Transcontinental Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


36. Allied Transportation Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



37. A.V.L. Transportation, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



38. Allied Interstate Transportation, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



39. Allied Mobility Transportation, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



40. Allied Universal Transportation, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State


41. Allied Van Lines, Inc. of Indiana


STATE                                COUNTY/PARISH
-----                                -------------
Indiana                              Secretary of State
Illinois                             Secretary of State



42. Allied Van Lines Terminal Company


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



43. Meridian Mobility Resources, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



44. Trident Transport International, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



45. TransGuard Insurance Company of America, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Illinois                             Secretary of State


46. Allied Alliance Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



47. Allied Continental Forwarding, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



48. ClaimGuard, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Delaware                             Secretary of State
Illinois                             Secretary of State



49. TransGuard General Agency, Inc.


STATE                                COUNTY/PARISH
-----                                -------------
Illinois                             Secretary of State
Oklahoma                             Secretary of State
Texas                                Secretary of State, Dallas


                                  SCHEDULE 5.16

                                  SUBSIDIARIES

SUBSIDIARIES OF NA HOLDING CORPORATION

North American Van Lines, Inc. (Delaware) (100%)

SUBSIDIARIES OF NORTH AMERICAN VAN LINES, INC.

Allied Van Lines, Inc. (Delaware) (100%)
A Five Star Forwarding, Inc. (Delaware) (100%)
A Three Rivers Forwarding, Inc. (Indiana) (100%)
A-1 Above Van Lines, Inc. (Indiana) (100%)
A-1 Summit Van Lines, Inc. (Indiana) (100%)
Able Van Lines, Inc. (Indiana) (100%)
Alaska USA Van Lines, Inc. (Indiana) (100%)
Americas Best Van Lines, Inc. (Indiana) (100%)
Americas Quality Van Lines, Inc. (Indiana) (100%)
City Storage & Transfer, Inc. (Colorado) (100%)
Fleet Insurance Management, Inc. (Indiana) (100%)
FrontRunner Worldwide, Inc. (Delaware) (100%)
Great Falls North American, Inc. (Montana) (100%)
Move Management Services, Inc. (Indiana) (100%)
NACAL, Inc. (California) (100%)
NAVTRANS Container Lines, Inc. (Florida) (100%)
NAVTRANS International Freight Forwarding, Inc. (Indiana) (100%)
NORAM Forwarding, Inc. (Indiana) (100%)
North American Distribution Systems, Inc. (Indiana) (100%)
North American Forwarding, Inc. (Indiana) (100%)
North American International Holding Corporation (Delaware) (100%) North American Logistics, Ltd. (Indiana) (100%)
North American Moving & Storage, Inc. (Indiana) (100%)
North American Transport Insurance Company (Indiana) (100%)
North American Van Lines of Texas, Inc. (Texas) (100%)
Relocation Management Systems, Inc. (Delaware) (100%)
World Class Van Lines, Inc. (Delaware) (100%)

SUBSIDIARY OF NORTH AMERICAN LOGISTICS, LTD.

Manufacturing Support Services, L.L.C. (Delaware) (51%)

SUBSIDIARIES OF NORTH AMERICAN INTERNATIONAL HOLDING CORPORATION

Mididata Spedition GMBH (Germany) (100%)
North American (U.K.) Limited (England) (99+%)
North American Van Lines Canada Ltd. (Canada) (100%)
NAVTRANS International Speditions GMBH (Germany) (100%)
Westmount Moving & Storage, Inc. (Canada) (99+%)
NA Acquisition (Ireland) (100%)
NFC International Holdings (Australasia) Pty Ltd (Aus) (100%)
NA (UK) GP Corporation (Delaware) (100%)
NA (UK) Limited Partnership (Delaware) (Limited Partner)
Allied Arthur Pierre SA (Lux) (100%)
Allied Pickfords KeS Kft (Hun) (100%)
A.L. Movers Private Ltd (India) (45%)
Allied Pickfords LLC (UAE) (49%)
Allied Pickfords Ltd (Hong Kong) (100%)
NFC Investment Asia Pacific Pte Ltd (Sing) (100%)
Pierre Finance (Neth) Renting BV (100%)
Allied Pickfords BV (Neth) (100%)
Allied Varekamp BV (Neth) (100%)
Allied Pickfords SP ZOO (Poland) (100%)
Allied Pickfords SRO (Czech) (100%)
Allied Arthur Pierre NV (Belgium) (100%)
Allied Arthur Pierre SA (France) (100%)
Allied International SA (Spain) (100%)

SUBSIDIARY OF NFC INTERNATIONAL HOLDINGS (AUSTRALASIA) PTY LTD

Allied Pickfords Pty Ltd (Aus) (100%)

SUBSIDIARIES OF ALLIED PICKFORDS PTY LTD

Trans International Moving & Shipping Pty Ltd (Aus) (100%)
NFC Australasia Superannuation Pty Ltd (Aus) (100%)
Downward Pickfords (North Queensland) Pty Ltd (Aus) (100%)
NFC New Zealand Ltd (NZ) (100%)

SUBSIDIARIES OF NFC NEW ZEALAND LTD

Allied Pickfords Ltd (NZ) (100%)
Trans International Moving & Shipping (NZ) 1992 Ltd (NZ) (100%)
Imaging Systems (NZ) Ltd (NZ) (100%)

SUBSIDIARIES OF NA (UK) LIMITED PARTNERSHIP

NA Acquisition (UK) Limited (100%)

SUBSIDIARIES OF NA ACQUISITION (UK) LIMITED

Pickfords Ltd. (E&W) (100%)

SUBSIDIARIES OF PICKFORDS LTD.

Pickfords 1999 Limited (E&W) (100%)
A&N Removals Ltd (E&W) (100%)
Arthur Pierre (UK) Ltd (E&W) (100%)
Bullens Ltd (E&W) (100%)
Hoults Removals Ltd (E&W) (100%)
GB Crate Hire Ltd (E&W) (100%)
NFC Moving Services Ltd (E&W) (100%)
Pitt & Scott Ltd (E&W) (100%)
Allied Pickfords Ltd (E&W) (100%)
Pickfords Manhire Ltd (UK) (100%)
Irish Securities Ltd (NI) (100%)
Moving Services Property Ltd (E&W) (100%)
Removedeal Ltd (E&W) (100%)
Irish Security Archives Ltd (Ire) (100%)

SUBSIDIARY OF IRISH SECURITY ARCHIVES LTD

Allied Pickfords Ltd (Ire) (100%)

EQUITY INTEREST OF PICKFORDS 1999 LIMITED

The Baxendale Insurance Company Ltd (Ire) (10%)

SUBSIDIARIES OF ALLIED PICKFORDS LTD (HONG KONG)

Pickfords Worldwide Moving Ltd (HK)
Pickfords Ltd (HK) (100%)

SUBSIDIARIES OF NFC INVESTMENT ASIA PACIFIC PTE LTD

Allied Pickfords (S) Pte Ltd (Sing) (100%)
Allied Pickfords (M) Sdn Bhd (Mal) (100%)

SUBSIDIARY OF NA ACQUISITION (IRELAND)

The Baxendale Insurance Company Ltd (Ire) (90%)

SUBSIDIARY OF MIDIDATA SPEDITION GMBH

Mididata Logistik GMBH (Germany) (100%)

SUBSIDIARY OF NORTH AMERICAN VAN LINES CANADA LTD.

North American Platinum Transportation Group Ltd. (Canada) (100%)

SUBSIDIARIES OF ALLIED VAN LINES, INC.

A Relocation Solutions Management Company (Delaware) (100%)
A.V.L. Transportation, Inc. (Delaware) (100%)
Allied International N.A., Inc. (Delaware) (100%)
Allied Interstate Transportation, Inc. (Delaware) (100%)
Allied Mobility Transportation, Inc. (Delaware) (100%)
Allied Universal Transportation, Inc. (Delaware) (100%)
Allied Van Lines, Inc. of Indiana (Indiana) (100%)
Allied Van Lines Terminal Company (Delaware) (100%)
Meridian Mobility Resources, Inc. (Delaware) (100%)
Trident Transport International, Inc. (Delaware) (100%)
TransGuard Insurance Company of America, Inc. (Illinois) (100%)
Vanguard Insurance Agency, Inc. (Illinois) (100%)

SUBSIDIARY OF ALLIED VAN LINES TERMINAL COMPANY

Allied Freight Forwarding, Inc. (Delaware) (100%)

SUBSIDIARIES OF ALLIED FREIGHT FORWARDING, INC.

Allied Alliance Forwarding, Inc. (Delaware) (100%)
Allied Continental Forwarding, Inc. (Delaware) (100%)
Allied Domestic Forwarding, Inc. (Delaware) (100%)
Allied Intermodal Forwarding, Inc. (Delaware) (100%)
Allied Transcontinental Forwarding, Inc. (Delaware) (100%)
Allied Transportation Forwarding, Inc. (Delaware) (100%)

SUBSIDIARY OF TRANSGUARD INSURANCE COMPANY OF AMERICA, INC.

ClaimGuard, Inc. (Delaware) (100%)

SUBSIDIARY OF VANGUARD INSURANCE AGENCY, INC.

TransGuard General Agency, Inc. (Oklahoma) (100%)

*All subsidiaries whose name contains the term "NFC" will undergo a name change either prior to or immediately after the Effective Date to replace the term "NFC" with "AWG."

                                SCHEDULE 8.2(e)

                             PERMITTED INDEBTEDNESS

1. NAVL Canada Ltd. has a line of credit with Scotiabank for $2,500,000 (Canadian dollars).

2. Obligations of midiData Logistik GmbH specified as Item 8 on Schedule 8.4(a) to the extent constituting Indebtedness.

3. Indebtedness with respect to the 1,500,000 DM credit facility specified as Item 9 on Schedule 8.4(a).

4. Obligations of NAVL and its Subsidiaries specified as Items 10 and 12 on Schedule 8.4(a) to the extent constituting Indebtedness.

                                SCHEDULE 8.3(j)

                                PERMITTED LIENS

The following liens identified by lien searches ordered in connection with the closing:

1. Judgment, dated as of June 16, 1995, in favor of Ferguson Transportation, Inc. and against NAVL in the amount of $1,300,000 was recorded in Nassau County, New York. A Satisfaction of Final Judgment was filed in Palm Beach County, Florida on April 4, 1997. A Notice of Filing the Clerk's Receipt evidencing the deposit of funds by NAVL in the amount of $1,987,633.96, was filed in Palm Beach County, Florida, on April 14, 1997.

2. Judgment, dated as of October 20, 1990, in favor of Bruce D. Rodgers, Sr. and Carol Rodgers and against NAVL in the amount of $30,000 was recorded in Camden County, New Jersey. A written release, dated as of September 4, 1990, was signed evidencing payment of $35,000. A Stipulation of Dismissal with Prejudice was issued by the U.S. District Court for the District of New Jersey on September 14, 1990.

3. Judgment, dated as of August 5, 1993, in favor of Casnel Sinclair and against NAVL in the amount of $6,979 was recorded in Fulton County, Georgia. A written release, dated as of October 4, 1993, was signed evidencing payment of $3,250. A Stipulation of Dismissal with Prejudice was issued by the State Court of Georgia on October 4, 1990.

4. Judgment, dated as of August 29, 1991, in favor of Jeff Beck and against NAVL and Victor Nilges in the amount of $4,000 was recorded in Cuyahoga County, Ohio. A written release, dated as of July 14, 1992, was signed evidencing payment of $4,000.

5. Judgment, dated as of June 4, 1991, in favor of R. Clarke Maiocco and against NAVL in the amount of $132.50 was recorded in Fulton County, Georgia. Internal NAVL records indicate the judgment was paid as of June 27, 1991.

6. Judgment in favor of John and Ann Foltz and against NAVL in the amount of $1,460.09 recorded in Wake County, North Carolina. Internal NAVL records indicate the judgment was paid as of March 8, 1988 in the amount of $1,460.09.

7. Judgment in favor of Fred L. Moye and against NAVL in the amount of $154.50 recorded in Wake County, North Carolina. Internal NAVL records indicate the judgment was paid as of November 20, 1992 in the amount of $154.85.

8.         Judgment, dated as of March 14, 1985, in favor of Allied Stores Inc.
           and T/A Sterns Inc. and against NAVL Agency in the amount of $550.92 was recorded in New Jersey.

9. Judgment, dated as of January 15, 1993, in favor of the City of Kentwood regarding title and possession of real property, recorded in Kent County, Michigan.

10. Judgment, dated as of March 16, 1998, in favor of Keith D. Whitlock, Sr. and against North American Van Lines Claims Department in the amount of $94,067, recorded in Dallas County, Texas.

11. Judgment, dated as of April 21, 1992, in favor of Barbara Moorer, et al. and against Allied Van Lines, Inc. et al. in the amount of approximately $22,000, recorded in Jefferson County, Texas.

12. Judgment, dated as of April 15, 1999 in favor of Arthur Price and against North American Van Lines Claims Department in the amount of $1,176, recorded in Dallas County, Texas.

13. Judgment, dated as of March 24, 1994 in favor of Michaela Andruzzi and against North American Van Lines in the amount of $390.75, recorded in Salt Lake County, Utah.

14. Financing Statement Number 2121442 in favor of IBM Credit Corporation. (IBM Equipment)

15.        Financing Statement Number 2132417 in favor of Amdahl Corporation.
           (Computer Equipment)

16. Financing Statement Number 2215456 in favor of Pitney Bowes Credit Corporation. (Pitney Bowes Equipment)

17. Financing Statement Number 2224177 in favor of General Electric Capital Corporation. (Kentucky Van Trailers)

18. Financing Statement Number 2225833 in favor of Nationscredit Commercial Corporation. (Computer Equipment)

19. Financing Statement Number 2253629 in favor of Associates Leasing, Inc. (4 1999 Nissan Vehicles)

20. Financing Statement Number 2253903 in favor of WINR Business Credit, a trade name of Winthrop Resources Corporation. (Specified leased property and specified leased furniture)

21. Financing Statement Number 2260643 in favor of General Electric Capital Corporation. (Furniture Trailers, 30 Kentucky Furniture Trailers with Leyman Lift Gates and 80 Kentucky Furniture Trailers)

22. Financing Statement Number 2266441 in favor of General Electric Capital Corporation. (39 1999 Kentucky Furniture Trailers and 50 1999 Strick Furniture Trailers)

23. Financing Statement Number 2267093 in favor of Gelco Corporation dba GE Capital Fleet Services. (25 Cargo Master 8000 Series Cranes)

24. Financing Statement Number 2269714 in favor of General Electric Capital Corporation. (46 1999 Kentucky Furniture Trailers)

25. Financing Statement Number 2274059 in favor of General Electric Capital Corporation. (18 1999 Kentucky Trailers (Model FVCC)

26.        Financing Statement Number 2275164 in favor of Amdahl Corporation.
           (18 1999 Kentucky Trailers (Model FVCC) and 180 1999 Kentucky Trailers (Model FVCC-D))

27. Financing Statement Number 2278229 in favor of General Electric Capital Corporation. (2 1999 Kentucky Trailers (Model FVCC) and 25 1999 Kentucky Trailers (Model FVCC-D))

28. Financing Statement Number 2279529 in favor of General Electric Capital Corporation. (5 Kentucky Trailers)

29.        Financing Statement Number 2280482 in favor of Telimagine, Inc.
           (Specified leased video and computer equipment)

30. Financing Statement Number 199906070143421 in favor of Caterpillar Financial Services Corporation. (3 Caterpillar Lift Trucks lease)

31. Financing Statement Number 199917012 in favor of MCI Capital Services. (Leased Equipment and Software)

32. Financing Statement Number 002764069 in favor of Pitney Bowes Credit Corp. (two 1990 Kenworth Tractors and one 1990 Kentucky Trailer)

33. Financing Statement Number 002808774 in favor of Pitney Bowes Credit Corp. (two 1990 IHC Straight Trucks, two 1990 Kenworth Tractors and one 1990 Semi Trailer)

34. Financing Statement Number 002936792 in favor of Security Pacific Equipment Leasing Inc. (Trailers, tractors and trucks)

35. Financing Statement Number 003035701 in favor of Forsythe McArthur Associates, Inc. (Computer, data processing, telecommunications and other equipment)

36. Financing Statement Number 003204943 in favor of Fleet Credit Corp nka Fleet Capital Corp. (Various truck, tractors and trailers)

37.        Financing Statement Number 003639803 in favor of Fleet Capital Corp.
           as Agent. (Sprint Phone System)

38.        Financing Statement Number 003639804 in favor of Fleet Capital Corp.
           as Agent. (Computer Equipment)

39. Financing Statement Number 003690547 in favor of General Electric Capital Corp. (Specified Equipment)

40.        Financing Statement Number 003691837 in favor of Fleet Capital Corp.
           as Agent.  12 GB Upgrade Raide Access Storage)

41. Financing Statement Number 003763095 in favor of Bell & Howell Publication Systems Co. (Reader/Printer, Prism Lens, Workstation)

42. Financing Statement Number 003770965 in favor of General Electric Capital Corp. (Specified Vehicles)

43. Financing Statement Number 003780753 in favor of Bell & Howell Document Management Products Co. (ABR 2600 Reader Printer and Zoom Lens and Carrier)

44. Financing Statement Number 003835278 in favor of Associates Commercial Corp. (Thirteen Specified Vehicles)

45. Financing Statement Number 003904936 in favor of American Technologies Credit Inc. (Qualcomm tracking units)

46. Financing Statement Number 004004508 in favor of MCI Capital Services. (Leased Equipment and Software)

47. Financing Statement Number 004008517 in favor of Associates Commercial Corp. (Twenty-five Specified Vehicles)

48. Financing Statement Number 004018707 in favor of MCI Capital Services. (Leased Equipment and Software)

49. Financing Statement Number 004047113 in favor of Banc One Leasing Corp. (Specified Equipment)

50. Financing Statement Number 004062967 in favor of American Technologies Credit Inc. (Omnitracs Systems)

51. Financing Statement Number 004071402 in favor of American Technologies Credit Inc. (Qualcomm Mobile Units)

52. Financing Statement Number 004085489 in favor of American Technologies Credit Inc. (Qualcomm Mobile Units)

53. Financing Statement Number 004101318 in favor of MCI Capital Services. (Leased Equipment and Software)

54. Financing Statement Number 93-00245029 in favor of Fleet Credit Corporation. (Leased Specified Truck and Trailers)

55. Financing Statement Number 99-00070678 in favor of MCI Capital Services. (Leased Equipment Software)

56. Tax Lien Number 9608609421301, dated as of April 8, 1996, in favor of the Illinois Department of Revenue against Vanguard Insurance Agency, Inc., in the amount of $5,693.15.

57. Liens listed in Schedule 2.12(a)(ii)(A) to the Disclosure Letter, dated as of September 14, 1999 from NFC plc to NA Holding Corporation.

58.        Tax liens identified in Attachment 8.3(j)(57) hereto.

                                 SCHEDULE 8.4(a)

                              GUARANTEE OBLIGATIONS

1. Guarantee given by NAVL Canada Ltd., dated as of December 31, 1989, to the Bank of Nova Scotia in connection with the Promissory Note issued by Household Movers & Shippers Limited, dated June 16, 1989, in the original principal amount of $987,499.99 (Canadian dollars).

2. Guarantee given by NAVL, dated as of May 12, 1999, to Scotiabank in connection with NAVL Canada Ltd.'s line of credit for $2,500,000 (Canadian dollars).

3. Guarantee given by NAVL Canada Ltd., dated as of February 9, 1996, to Canadian Imperial Bank of Commerce in connection with a loan issued to Charles Fair and Penny Fair, who in turn are re-lending to Dolittle Services, Ltd., an agent of NAVL, in the amount of $50,000 (Canadian dollars).

4.         The following Letters of Credit:


                                                                    START DATE/
ISSUER/BENEFICIARY                             AMOUNT               EXP. DATE                REASON

NATIONAL CITY BANK OF
INDIANA

1.  Old Republic Ins. Co.                      $100,000             12/31/98-                Transtar Auto Insurance
                                                                    12/31/99

THE CHASE MANHATTAN
BANK

1.  Air Cargo                                  $20,000              4/2/99-4/2/00            Association Membership
2.  Spieker Properties                         $17,500              7/1/99-7/1/00            San Diego, CA Lease
3.  Clearview Limited                          $100,000             9/1/98-9/1/00            Edison, NJ Lease
    Partnership

4.  Golden Springs Development                 $500,000             9/23/99-9/23/00          Santa Fe Springs, CA
                                                                                             Lease

5.  Protective Insurance                       $9,645,000           2/28/97-3/3/00           Bodily injury and
    Company                                                                                  property fund

6.  Safeco Insurance Company of                $2,300,000           12/20/96-                Bonds
    America                                                         12/22/99
7.  Chubb and Son, Inc.                        $250,000             2/28/97-3/3/00           Reinsurance
8.  Houston Casualty Company                   $260,000             2/28/97-2/28/00          Reinsurance
9.  Republic Underwriterers                    $1,650,000           12/31/96-                Reinsurance
    Insurance Company                                               12/31/99

10. Underwriters at Lloyds                     $2,000,000           3/10/99-3/10/00          Bodily injury and
                                                                                             property fund


FIRST UNION

1.  American Technologies Credit, Inc.         $1,000,000           7/1/99-7/1/01            Lease for Qualcomm
                                                                                             truck tracking units
2.  American Technologies Credit, Inc.         $110,000             7/28/99-7/7/01           Lease for Qualcomm
                                                                                             truck tracking units
3.  American Technologies Credit, Inc.         $2,600,000           9/1/99-7/7/01            Lease for Qualcomm
                                                                                             truck tracking units

5.         Indemnity Agreements

           a. General Indemnity Agreement between St. Paul Fire and Marine Insurance Company and NAVL, dated as of March 18, 1998 entered into in connection with the execution of bonds for NAVL and its subsidiaries, as supplemented.

6.         Active Surety Bonds of NAVL and Subsidiaries

           See attached listing regarding bonds issued under Item 5(a) above.

7. Equipment lease guarantees by midiData Spedition GmbH of the following equipment leases entered into by midi Data Logistik GmbH.

-------------------------------------------------------------
   EQUIPMENT                                        AMOUNT
-------------------------------------------------------------
vehicle HH-MD 465                                62,620.88 DM
-------------------------------------------------------------
vehicle DZ-MD 26 (KYF-MD 17)                     62,567.08 DM
-------------------------------------------------------------
vehicle F0-DT 375 (F0-DT 175)                    60,249.96 DM
-------------------------------------------------------------

-------------------------------------------------------------
   EQUIPMENT                                         AMOUNT
-------------------------------------------------------------
vehicle F0-DT 148                                95,916.15 DM
-------------------------------------------------------------
vehicle F0-DT 183                               103,581.99 DM
-------------------------------------------------------------
vehicle DZ-MD 14 (KYF-MD 21)                     99,363.78 DM
-------------------------------------------------------------
trailer GG-MD 153                                34,132.28 DM
-------------------------------------------------------------
trailer GG-MD 109                                34,132.28 DM
-------------------------------------------------------------
vehicle NE-MD 532 (GG-MD 158)                   112,812.41 DM
-------------------------------------------------------------
vehicle HH-MD 638                               104,295.50 DM
-------------------------------------------------------------
vehicle GG-MD 545                               137,430.00 DM
-------------------------------------------------------------
vehicle GG-MD 149                                18,294.38 DM
-------------------------------------------------------------
vehicle H-ML 971                                 66,518.08 DM
-------------------------------------------------------------
vehicle GG-MD 75                                 17,811.64 DM
-------------------------------------------------------------
vehicle LB-MD 218 (GG-MD 365)                   105,084.81 DM
-------------------------------------------------------------
vehicle MB 1424L                                137,544.06 DM
-------------------------------------------------------------
vehicle MB 1631L                                162,745.38 DM
-------------------------------------------------------------
vehicle MB 1628L                                149,657.34 DM
-------------------------------------------------------------
vehicle MB 817L                                  94,056.16 DM
-------------------------------------------------------------
vehicle MB 1528L                                153,829.92 DM
-------------------------------------------------------------
vehicle MB 817                                   84,645.24 DM
-------------------------------------------------------------
Design stage                                     91,116.84 DM
-------------------------------------------------------------
vehicle HH-MD 656                                     0.00 DM
-------------------------------------------------------------
vehicle HVL-MD 24                                     0.00 DM
-------------------------------------------------------------
vehicle HVL-MD 23                                45,529.80 DM
-------------------------------------------------------------
vehicle F0-DT 714                                     0.00 DM
-------------------------------------------------------------
vehicle H-ML 290                                      0.00 DM
-------------------------------------------------------------

-------------------------------------------------------------
   EQUIPMENT                                         AMOUNT
-------------------------------------------------------------
vehicle GG-MD 208                                14,320.28 DM
-------------------------------------------------------------
vehicle GG-MD 216                                     0.00 DM
-------------------------------------------------------------
vehicle GG-MD 221                                     0.00 DM
-------------------------------------------------------------
vehicle GG-MD 273                                     0.00 DM
-------------------------------------------------------------
vehicle LB-MD 417                                 6,687.29 DM
-------------------------------------------------------------
vehicle LB-MD 219                                94,145.10 DM
-------------------------------------------------------------
vehicle LB-MD 371                               137,030.40 DM
-------------------------------------------------------------
vehicle DZ-MD 21 (KYF-MD 12)                     40,739.71 DM
-------------------------------------------------------------
vehicle DZ-MD 33                                 15,367.76 DM
-------------------------------------------------------------
vehicle H-MD 306                                      0.00 DM
-------------------------------------------------------------
vehicle HH-MD 1097                                    0.00 DM
-------------------------------------------------------------
vehicle HH-MD 1621                                    0.00 DM
-------------------------------------------------------------
vehicle HVL-MD 25                                     0.00 DM
-------------------------------------------------------------
vehicle A-M 110                                  57,868.38 DM
-------------------------------------------------------------
vehicle A-M 8757                                 90,271.44 DM
-------------------------------------------------------------
vehicle A-M 9890                                 80,806.88 DM
-------------------------------------------------------------
vehicle A-M 1137                                      0.00 DM
-------------------------------------------------------------
vehicle A-M 2827                                      0.00 DM
-------------------------------------------------------------
vehicle A-M 3699                                      0.00 DM
-------------------------------------------------------------
vehicle A-M 8832                                 85,367.76 DM
-------------------------------------------------------------
vehicle NE-MD 1241 (GG-MD 112)                   57,786.30 DM
-------------------------------------------------------------
vehicle NE-MD 1240 (GG-MD 124)                   57,766.30 DM
-------------------------------------------------------------
trailer GG-MD 170                                39,485.16 DM
-------------------------------------------------------------
trailer GG-MD 419                                     0.00 DM
-------------------------------------------------------------

-------------------------------------------------------------
   EQUIPMENT                                         AMOUNT
-------------------------------------------------------------
trailer GG-MD 430                                     0.00 DM
-------------------------------------------------------------
vehicle H-MD 570                                 57,257.18 DM
-------------------------------------------------------------
vehicle H-MD 760                                 57,786.30 DM
-------------------------------------------------------------
vehicle HVL-MD 80                                65,005.00 DM
-------------------------------------------------------------
vehicle HVL-MD 81                                56,005.60 DM
-------------------------------------------------------------
vehicle HVL-MD 82                                57,297.50 DM
-------------------------------------------------------------
vehicle HVL-MD 83                                57,297.50 DM
-------------------------------------------------------------
trailer GG-MD 195                                39,485.16 DM
-------------------------------------------------------------

8. Other guarantees given by midiData Spedition GmbH with respect to obligations of midiData Logistik GmbH specified below.

                OBLIGATIONS OF MIDIDATA SPEDITION/LOGISTIK GMBH
                                 AS OF 8/31/99

-------------------------------------------------------------------------------------------------------------------------------
GUARANTOR             DEBTOR       SUBJECT                                 GUARANTEE GIVEN TO                      AMOUNT/DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Customs Duty                            Hauptzollamt                            50.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Customs Duty                            Hauptzollamt                            50.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Hauptzollamt Ausfuhr                    Hauptzollamt Ausfuhr                    20.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      BDF                                     BDF                                     10.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      IATA                                    IATA                                    50.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      DEMEX SYSTEMBAU GmbH                    DEMEX SYSTEMBAU GmbH                    40.967,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      M. Korn, Dr. S. Korn, M. Arend GbR      M. Korn, Dr. S. Korn, M. Arend GbR      58.991.58 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Johann Max Bottcher                     Johann Max Bottcher                     103.962,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Brixton Estate Neuss GmbH               Brixton Estate Neuss GmbH               102.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Werner Rindlaub                         Werner Rindlaub                         75.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Thum + Taxis Imm. Service GmbH          Thum + Taxis Imm. Service GmbH          130.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Notel Dasa Network Systems GmbH         Notel Dasa Network Systems GmbH         50.000,00 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      DEMEX SYSTEMBAU GmbH                    DEMEX SYSTEMBAU GmbH                    85.212,00 DM
-------------------------------------------------------------------------------------------------------------------------------
                                   Subtotal (Deutschmarks Guarantees)                                              826.132,58 DM
-------------------------------------------------------------------------------------------------------------------------------
NAVL/Commerzbank      midiLOG      Gruppe Internationaler                  GIM                                     10.320 DM
                                   Mobelspediteure e.v. (GM)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------
GUARANTOR             AMOUNT/USD
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank
--------------------------------
NAVL/Commerzbank      $6,000.00
--------------------------------

9. Letter of Comfort, dated January 21, 1998 and signed February 18, 1998, issued by NAVL to Commerzbank Aktiengesellschaft, Frankfort Hoechst branch, regarding midiData Spedition GmbH and midiData Logistik GmbH credit facility in the amount of 1,500,000 DM.

10. Guarantee from NAVL to Generale Bank for Exel Logistics (Belgium) NV and other Belgian companies, including Allied Arthur Pierre NV (apx.
                  $BF55,000,000).

11. Guarantee from NAVL for Contract between Woodside Offshore Petroleum Pty. Ltd. (Western Australia) and Allied Pickfords Pty. Ltd. (Victoria) (performance guarantee).

12. Guarantee from Pickfords Limited, NA Moving Services Limited and others to HSBC Bank plc (guarantee of a bank facility in the amount of 5,000,000 Pounds).

                                SCHEDULE 8.9(c)

                             PERMITTED INVESTMENTS

1. NAVL holds a 51% interest in Manufacturing Support Services L.L.C., with a capital investment of $554,880.

2. NAVL holds a 40% interest in UTS Europe Holding, B.V., a Dutch household goods removal company, with a capital investment of $213,178.

3. NAVTRANS International Freight Forwarding, Inc. holds a 20% interest in Net-Trans Pty. Ltd., an Australian freight forwarding company with a capital investment of $3,864.

4. Note/indebtedness in the amount of $1,200,000 held by NAVL from Thomas James Malloy, an agent of NAVL, dated as of September 29, 1995 and signed October 3, 1995.

5. Promissory note in the principal amount of $1,000,000 issued to NAVL by University Moving & Storage Company, dated as of March 19, 1997, as amended as of June 16, 1999. The current principal value on this note is $380,000.

6. NAVL holds a twenty-five percent interest in Conquest Partners, LLP which was formed for the purpose of purchasing and operating a 1982 Cessna Citation aircraft.

7. Amended Restated and Consolidated Promissory Note in the principal amount of $1,090,293.40 issued to Allied Van Lines, Inc. by Connell Storage & Moving Co., Inc., dated as of September 22, 1994.

8. Promissory Note in the principal amount of C$670,562.00 issued to Allied Van Lines Limited and Western Cartage and Storage
                  (1962) Ltd. by APM Delstar Inc., dated as of April 26, 1996.

9. Promissory Note in the principal amount of C$800,000 issued to Allied Van Lines, a division of NFC Canada Ltd. by APM Delstar Inc., dated as of October 31, 1997.

10. Promissory Note in the principal amount of C$912,711.30 issued to Allied Van Lines, a division of NFC Canada Ltd. by APM Delstar Inc., dated as of October 31, 1996.

11. Promissory Note in the principal amount of C$874,704.09 issued to NFC Canada Ltd. by APM Delstar Inc., dated as of September 29, 1998.

12. Promissory Note in the principal amount of C$300,000 issued to Allied Van Lines Limited by APM Delstar Inc., dated as of September 29, 1995.

13. Promissory Note in the principal amount of C$553,830.00 issued to Allied Van Lines Limited by APM Delstar Inc., dated as of January 2, 1996.

14. Promissory Note in the principal amount of C$296,170 issued to Allied Van Lines Limited by APM Delstar Inc., dated as of March 1, 1996.

15. Promissory Note in the principal amount of C$150,000 issued to Allied Van Lines Limited by APM Delstar Inc., dated as of March 5, 1996.

16. Conditional Sales Agreement with terms related to payment of purchase price among Western Cartage & Storage (1962) Ltd. and APM Delstar Inc. and Dixon Van Lines, Ltd., Wallace Warehouse & Cartage Ltd., and Western Moving & Storage Ltd. The sum of C$1,632,911.25 is to be paid to Western Cartage & Storage
                  (1962) Ltd. by APM Delstar Inc. pursuant to the terms of the agreement.

17. Promissory Note in the principal amount of C$650,000 issued to NFC Canada Ltd. by APM Delstar Inc., dated as of September 29, 1998.

18. Promissory Note in the principal amount of C$325,000 issued to NFC Canada Ltd. by APM Delstar Inc., dated as of September 29, 1998.

19. Conversion Agreement by and between Allied Van Lines Ltd. and Jay B. Lilge and MacCosham Van Lines (Canada) Co. Ltd. whereby Allied would lend up to C$800,000 to Lilge and MacCosham. As of November 15, 1999, the amount outstanding on the Conversion Agreement is C$310,225.32. A further C$400,000 would become due and payable upon the occurrence of certain specified events such as MacCosham's termination of its agency contract prior to the tenth anniversary thereof.

20. North American International Holding Corporation holds a 45% interest in A.L. Movers Private Ltd (India).

21. North American International Holding Corporation holds a 49% interest in Allied Pickfords LLC (UAE).

22.               Other Equity Interests:

-------------------------------------------------------------------------------
COMPANY                                        SHARES           CERTIFICATE NO.
-------------------------------------------------------------------------------
ABW Systems Corporation                        9294             81
-------------------------------------------------------------------------------
Allied Products Corporation                    20               CS16014
-------------------------------------------------------------------------------
Allied Products Corporation                    61               CS16010
-------------------------------------------------------------------------------
American Healthcare Management, Inc.           420              AHM65
-------------------------------------------------------------------------------
America West Airlines, Inc.                    710              B18278
-------------------------------------------------------------------------------
Ames Department Stores, Inc.                   34               RC20564
-------------------------------------------------------------------------------
Ames Department Stores, Inc.                   35               RC11917
-------------------------------------------------------------------------------
Ames Department Stores, Inc.                   153              RC6556
-------------------------------------------------------------------------------
Anoka County Farm Bureau Service               1                A3181
Association
-------------------------------------------------------------------------------
Anoka County Farm Service Cooperative          2                A4017
-------------------------------------------------------------------------------
ARIX Corporation                               468              SFU8413
-------------------------------------------------------------------------------
Astrodata, Inc.                                143              LU459
-------------------------------------------------------------------------------
Century Geophysical Corporation                24               TCU33477
-------------------------------------------------------------------------------
Chipwich, Inc.                                 43               CH0219
-------------------------------------------------------------------------------
Comstar Corporation                            52               1109
-------------------------------------------------------------------------------
Compace Corporation                            299              12210
-------------------------------------------------------------------------------
Computer Devices, Inc.                         18               P276
-------------------------------------------------------------------------------
Computone Corporation                          50               C0394
-------------------------------------------------------------------------------
Computr Ex Centres Ltd.                        26               A-055
-------------------------------------------------------------------------------
Containers Terminal of Baltimore, Inc.         10               1
-------------------------------------------------------------------------------
Continental Information Systems                76               CIS1331
Corporation
-------------------------------------------------------------------------------
Continental Information Systems                6                CIS2218
Corporation
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPANY                                    SHARES           CERTIFICATE NO.
-------------------------------------------------------------------------------
Continental Information Systems            1                CIS3603
Corporation
-------------------------------------------------------------------------------
Digitech, Inc.                             166              P3662
-------------------------------------------------------------------------------
Extek Microsystems, Inc.                   554              LU5122
-------------------------------------------------------------------------------
M.H. Fishman Co. Inc.                      20               FC024300
-------------------------------------------------------------------------------
Foodbrands America, Inc.                   123              FBA0429
-------------------------------------------------------------------------------
Foodbrands America, Inc.                   2                FBA2384
-------------------------------------------------------------------------------
Gamex Industries, Inc.                     8897             U19502
-------------------------------------------------------------------------------
Hillcrest Carpets, Inc.                    28               CPS0156
-------------------------------------------------------------------------------
Interdyne Company                          1323             N2100
-------------------------------------------------------------------------------
Jetflorida, Inc.                           14               JCO612
-------------------------------------------------------------------------------
W.P. Acquisition Corporation               10               272
-------------------------------------------------------------------------------
Keydata Corporation                        1985             B3577
-------------------------------------------------------------------------------
Keydata Corporation                        4                B5007
-------------------------------------------------------------------------------
Lezak Group Inc.                           8477             LA003217
-------------------------------------------------------------------------------
Lori Corporation                           5                LC339
-------------------------------------------------------------------------------
MPS International Corp.                    26               05242
-------------------------------------------------------------------------------
Maxicare Health Plans, Inc.                22               M9399
-------------------------------------------------------------------------------
Maxicare Health Plans, Inc.                16               M3372
-------------------------------------------------------------------------------
Maxicare Health Plans, Inc.                37               M15367
-------------------------------------------------------------------------------
Miller Shoe Industries, Inc.               1503             MSU514
-------------------------------------------------------------------------------
Miller Shoe Industries, Inc.               2074             MSU264
-------------------------------------------------------------------------------
Paladin Computer Systems, Inc.             961              160
-------------------------------------------------------------------------------
Pet Bazaar, Inc.                           184              CU959
-------------------------------------------------------------------------------
Pizza Inn, Inc.                            98               PI5525
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPANY                                  SHARES            CERTIFICATE NO.
-------------------------------------------------------------------------------
Pizza Inn, Inc.                          330               PI0116
-------------------------------------------------------------------------------
RM Electronics Company, Inc.             19                60
-------------------------------------------------------------------------------
Ramtek Corporation                       1948              SF0294
-------------------------------------------------------------------------------
Ranger Industries, Inc.                  3                 N4353
-------------------------------------------------------------------------------
Ranger Industries, Inc.                  62                N1330
-------------------------------------------------------------------------------
Ranger Industries, Inc.                  5                 N1879
-------------------------------------------------------------------------------
Reunited Holdings, Inc.                  2200              RHO313
-------------------------------------------------------------------------------
Robeson Industries Corp.                 8                 RIC0429
-------------------------------------------------------------------------------
Santec Corporation                       1445              FBU16982
-------------------------------------------------------------------------------
Savin Corporation                        275               SVC681
-------------------------------------------------------------------------------
SeraCare, Inc.                           46                1249
-------------------------------------------------------------------------------
Servico, Inc.                            29                SI5188
-------------------------------------------------------------------------------
Servico, Inc.                            16                SI11854
-------------------------------------------------------------------------------
Servico, Inc.                            222               SI2112
-------------------------------------------------------------------------------
Servico, Inc.                            20                SI14396
-------------------------------------------------------------------------------
Servico, Inc.                            65                SI18011
-------------------------------------------------------------------------------
Servico, Inc.                            1                 SI22853
-------------------------------------------------------------------------------
Solvation, Inc.                          902               47
-------------------------------------------------------------------------------
Strata Search, Inc.                      3                 PC64
-------------------------------------------------------------------------------
Synergistics, Inc.                       791               5058
-------------------------------------------------------------------------------
Tetrahedron Associates, Inc.             173               JU626
-------------------------------------------------------------------------------
Thinking Machines Corporation            361               0067
-------------------------------------------------------------------------------
Thinking Machines Corporation            904               0067
-------------------------------------------------------------------------------
Triad Hotels                             7                 394
-------------------------------------------------------------------------------
Triad Hotels                             30                410
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPANY                                       SHARES               CERTIFICATE NO.
-------------------------------------------------------------------------------
Triad Hotels                                  7                    411
-------------------------------------------------------------------------------
United Merchants and Manufacturers, Inc.      4                    31007
-------------------------------------------------------------------------------
Vicom Systems, Inc.                           959.39388            PA-62
-------------------------------------------------------------------------------
Vicom Systems, Inc.                           36.51693             C-62
-------------------------------------------------------------------------------
World-Wide Technology Inc.                    131                  ZQ0006127
-------------------------------------------------------------------------------
Z&B Investments Co., Inc.                     810                  63
-------------------------------------------------------------------------------
AM Diagnostics, Inc.                          10                   AA0000389
-------------------------------------------------------------------------------
AM International, Inc.                        10                   ST 041647
-------------------------------------------------------------------------------
AM International, Inc.                        83                   ST 029599
-------------------------------------------------------------------------------
AM International, Inc.                        199                  ST 029518
-------------------------------------------------------------------------------
AM International, Inc.                        4                    ST 070712
-------------------------------------------------------------------------------
AM International, Inc.                        10                   ST 073502
-------------------------------------------------------------------------------
AM International, Inc.                        6                    ST 041563
-------------------------------------------------------------------------------
AM International, Inc.                        395                  ST 016090
-------------------------------------------------------------------------------
AM International, Inc.                        165                  ST 016101
-------------------------------------------------------------------------------
Apeco Corporation                             3                    CA16124
-------------------------------------------------------------------------------
Beehive International                         733                  SFS 91559
-------------------------------------------------------------------------------
Beehive International                         1683                 SFS 85585
-------------------------------------------------------------------------------
BSL Technology                                3348                 1452
-------------------------------------------------------------------------------
Helionetics, Inc.                             252                  SF 43574
-------------------------------------------------------------------------------
Helionetics, Inc.                             256                  SF 43575
-------------------------------------------------------------------------------
Helionetics, Inc.                             512                  SW 0211
-------------------------------------------------------------------------------
Helionetics, Inc.                             504                  SW 0210
-------------------------------------------------------------------------------
Imutech, Inc.                                 540                  8694
-------------------------------------------------------------------------------
KSW, Inc.                                     21                   KS 0026
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPANY                                 SHARES               CERTIFICATE NO.
-------------------------------------------------------------------------------
Mayflower Group, Inc.                   10                   M 0001284
-------------------------------------------------------------------------------
Minstar                                 10                   10771
-------------------------------------------------------------------------------
Norfolk Southern Corporation            60                   NS 043157
-------------------------------------------------------------------------------
Norfolk Southern Corporation            20                   N 901318
-------------------------------------------------------------------------------
Norfolk Southern Corporation            10                   N 199933
-------------------------------------------------------------------------------
Peripheral Systems, Inc.                239                  C01-0107
-------------------------------------------------------------------------------
Peripheral Systems, Inc.                197                  C01-0108
-------------------------------------------------------------------------------
Peripheral Systems, Inc.                56                   C01-0109
-------------------------------------------------------------------------------
Puridyne, Inc.                          270                  1006
-------------------------------------------------------------------------------
Savin Corporation                       24                   SVC 225
-------------------------------------------------------------------------------
Seatrain Lines, Inc.                    1845                 SLR 2007
-------------------------------------------------------------------------------
Seatrain Lines, Inc.                    3945                 SLR 2009
-------------------------------------------------------------------------------
Seatrain Lines, Inc.                    571                  SLW 0081
-------------------------------------------------------------------------------
Seatrain Lines, Inc.                    1219                 SLW 0085
-------------------------------------------------------------------------------
Servico, Inc.                           26                   SI 15347
-------------------------------------------------------------------------------
Servico, Inc.                           20                   SI 10051
-------------------------------------------------------------------------------
Servico, Inc.                           70                   SI 16582
-------------------------------------------------------------------------------
Servico, Inc.                           284                  SI 0120
-------------------------------------------------------------------------------
Servico, Inc.                           1                    SI 21267
-------------------------------------------------------------------------------
The Shirt Shed, Inc.                    233                  1087
-------------------------------------------------------------------------------
Storagetek                              2                    ST 66427
-------------------------------------------------------------------------------
Storagetek                              2                    ST 66426
-------------------------------------------------------------------------------
Telelogic, Inc.                         122                  299
-------------------------------------------------------------------------------
Templeton Energy, Inc.                  91                   C 21475
-------------------------------------------------------------------------------
Templeton Energy, Inc.                  24                   C 25102
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPANY                                 SHARES               CERTIFICATE NO.
-------------------------------------------------------------------------------
Tocoma Boatbuilding Co.                 172                  TBC 0104
-------------------------------------------------------------------------------
Tri-lite Inc.                           1                    TL 0461
-------------------------------------------------------------------------------
Tri-lite Inc.                           1                    TL0460
-------------------------------------------------------------------------------
Vanderbilt Gold Corporation             500                  LU 8069
-------------------------------------------------------------------------------

                                SCHEDULE 8.11(v)

                     PERMITTED TRANSACTIONS WITH AFFILIATES

1. Letter of Intent from UTS Europe Holding, B.V. to lease PROPAC containers from NAVL, dated as of June 15, 1994, and related agreements to be entered into.

2.   Agreement between NAVTRANS International Freight Forwarding,
     Inc. and Net-Trans Pty, Ltd., dated as of May 27, 1993, for each party to act as the nonexclusive agent of the other for the handling and forwarding of ocean and air cargo.

3. Indemnification Agreement, dated as of March 30, 1998, among the Buyer, NAVL, Clayton, Dubilier & Rice, Inc. and CD&R Fund V.

4.   Consulting Agreement, dated as of March 30, 1998, among the
     Buyer, NAVL and Clayton, Dubilier & Rice, Inc., as amended by Amendment No. 1, dated April 1, 1998.

5. Registration and Participation Agreement, dated as of March 30, 1998, by and between the Buyer and CD&R Fund V, as amended.

6.   Amendment No. 1 to the Registration and Participation
     Agreement, dated as of the Closing Date, between NA Holding
     Corporation and Clayton, Dubilier & Rice Fund V Limited Partnership.

7. Management and Cost Allocation Agreement, dated as of July 18, 1990, by and between NAVL and North American Transport
     Insurance Company, as amended.

8. Stock Subscription Agreement, dated as of March 30, 1998, by and between the Buyer and CD&R Fund V.

9. Transition Services Agreement, dated as of the Closing Date, between NFC plc and NA Holding Corporation.

10. Various shared facilities leases with Pickfords Ltd. and its Subsidiaries with respect to facilities located in the United Kingdom.

11. Tax Matters Agreement between NA Holding Corporation and NFC plc, dated as of September 14, 1999.

12.  Letter Agreement, dated as of the Closing Date, among NA
     Holding Corporation, North American Van Lines, Clayton,
     Dubilier & Rice Fund V Limited Partnership and NFC plc.

13. Acquisition Agreement, dated as of September 14, 1999, between NFC plc and NA Holding Corporation.

14. Stock Subscription Agreement, dated as of November 19, 1999, between NA Holding Corporation and Clayton, Dubilier & Rice
     Fund V Limited Partnership, a Cayman Islands exempted limited partnership.

15. Stock Subscription Agreement, dated as of November 19, 1999, between NA Holding Corporation and NFC plc.

                                                                      Attachment
                                                                  Item 8.4(a)(6)

-----------------------------------------------------------------------------------------------------------------------------------
    TYPE            ST            OBLIGEE                    PRINCIPAL                 AMOUNT          EFFECTIVE         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
  Fidelity          IN          IN Dept. of              North American               150,000         01/16/1998         01/16/2001
                                Insurance                Transport Inc. Co.
-----------------------------------------------------------------------------------------------------------------------------------
  Game of           CN          Repe des                 North American Van             7,680         02/11/1999         02/11/2000
   Chance                       Alcoofs des              Lines Canada, Inc.
                                courses et des
                                Jeux
-----------------------------------------------------------------------------------------------------------------------------------
    Lost            OK          1st Bk of                North American Van            185.80         04/09/1998         04/09/2005
 Instrument                     Chandler/OK              Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Toll Charge         FL          FL DOT                   North American Van            35,000         09/01/1999         08/01/2000
                                                         Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Performance         US          GSA                      North American Van            20,000         11/01/1998         12/31/1999
                                                         Lines, Inc. (NAVI)
-----------------------------------------------------------------------------------------------------------------------------------
Performance         US          GSA                      North American Van            75,000         11/01/1998         12/31/1999
                                                         Lines, Inc. (NAVI)
-----------------------------------------------------------------------------------------------------------------------------------
    Lost            FL          Bank of                  North American Van         10,490.17         10/21/1998         10/21/2005
 Instrument                     Ormond by the            Lines, Inc.
                                Sea
-----------------------------------------------------------------------------------------------------------------------------------
    Lost            TX          Lone Star                North American Van          1,992.42         11/12/1998         11/12/2005
 Instrument                     Bank, N.A.               Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   NVOOC            US          Federal                  FrontRunner                   75,000         04/20/1999         04/20/2000
                                Maritime                 Worldwide, Inc.
                                Commission
-----------------------------------------------------------------------------------------------------------------------------------
   NVOOC            US          Federal                  North American Van            95,000         04/20/1999         04/20/2000
                                Maritime                 Lines, Inc.
                                Commission
-----------------------------------------------------------------------------------------------------------------------------------
   NVOOC            US          Federal                  North American (U.K.)         75,000         04/20/1999         04/20/2000
                                Maritime                 Limited
                                Commission
-----------------------------------------------------------------------------------------------------------------------------------
   NVOOC            US          Federal                  NAVTRANS                     185,000         04/20/1999         04/20/2000
                                Maritime                 Container Lines, Inc.
                                Commission
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    TYPE            ST            OBLIGEE                    PRINCIPAL                 AMOUNT          EFFECTIVE         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
   Freight          US          Federal                  NAVTRANS IFF dba             160,000         04/20/1999         04/20/2000
  Forwarder                     Maritime                 No. Amer. Intl.
                                Commission
-----------------------------------------------------------------------------------------------------------------------------------
   Fuel Tax         OR          Oregon, State            North American Van             2,000         05/20/1999         05/20/2000
                                of                       Lines Canada Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
    Escrow          IN          Duke Weeks               North American Van         4,000,000         09/20/1999         09/20/2000
  Guarantee                     Realty                   Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Institutional       IN          IN                       North American Van             5,000         10/01/1999         10/01/2000
                                Commission               Lines, Inc.
                                on Proprietary
                                Education
-----------------------------------------------------------------------------------------------------------------------------------
     Lost                       U.S. Bank                Banasch, Marcia                1,914         10/21/1999         10/25/2008
  Instrument
-----------------------------------------------------------------------------------------------------------------------------------
   Producer         IL          Illinois Dept.           Fleet Insurance                1,000         10/17/1997         10/17/2000
                                of Ins.                  Management
-----------------------------------------------------------------------------------------------------------------------------------
    Liquor          PA          PA Liquor                North American Van             3,000         12/31/1997         12/31/1999
                                Control Board            Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Customs - CN       CN          Revenue                  North American Van            50,000         12/15/1998         12/15/1999
                                Canada                   Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   Workers          IN          IN WCB                   North American Van         5,500,000         09/01/1998             UC
 Compensation                                            Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Customs - US       US          Dept. of the             North American Van           100,000         09/12/1998         09/12/1999
                                Treasury                 Lines Canada Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
   Property         US          ICC                      NAVTRANS IFF dba              10,000         02/25/1999         02/26/2000
    Broker                                               No. Amer. Intl.
-----------------------------------------------------------------------------------------------------------------------------------
 Performance        US          Military                 North American Van            25,000         09/01/1995         03/01/1999
                                Traffic Mgmt.            Lines, Inc. (NAVH)
                                Command
-----------------------------------------------------------------------------------------------------------------------------------
 Performance        US          U.S. Dept. of            North American Van            25,000         09/28/1996         09/28/1998
                                State                    Lines, Inc. (NOAM)
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        PA          PA Turnpike              North American Van            10,000         09/22/1997         09/22/2000
                                Commission               Lines, Inc. (FLB)
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        PA          PA Turnpike              North American Van            15,000         09/22/1997         09/22/2000
                                Commission               Lines, Inc. (RSD)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    TYPE            ST            OBLIGEE                    PRINCIPAL                 AMOUNT          EFFECTIVE         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        NY          NY Thruway               North American Van         250,000           01/03/1999         01/03/2000
                                Authority                Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
     COD            CA          California               North American Van           2,000           01/01/1997         01/01/2000
                                PUC                      Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
     COD            CA          California               NACAL, Inc.                 15,000           01/01/1997         01/01/2000
                                PUC
-----------------------------------------------------------------------------------------------------------------------------------
  Subhauler         CA          California               NACAL, Inc.                 15,000           01/01/1997         01/01/2000
                                PUC
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        PA          PA Turnpike              North American Van          55,000           02/04/1999         02/04/2000
                                Commission               Lines, Inc. (HVP)
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        PA          PA Turnpike              North American Van          25,000           02/04/1999         02/04/2000
                                Commission               Lines, Inc. (BLK)
-----------------------------------------------------------------------------------------------------------------------------------
   Property         US          IDS/STB(?)               North American Van          10,000           02/17/1999         02/17/2000
    Broker                                               Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Performance       US          Military                 North American Van         185,465           03/31/1999         03/31/2000
                                Traffic Mgmt.            Lines, Inc.
                                Command
-----------------------------------------------------------------------------------------------------------------------------------
  Insurance         LA          LA                       Fleet Insurance             25,000           04/23/1999         04/23/2000
    Broker                      Commissioner             Management
                                of Insurance
-----------------------------------------------------------------------------------------------------------------------------------
  Insurance         LA          LA                       James E. Phillabaum         25,000           04/23/1999         04/23/2000
    Broker                      Commissioner
                                of Insurance
-----------------------------------------------------------------------------------------------------------------------------------
   Property         US          ICC                      FrontRunner                 10,000           04/19/1999         04/19/2000
    Broker                                               Worldwide, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Subhauler         CA          California               North American Van          10,000           08/31/1997         08/31/2000
                                PUC                      Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   Property         US          ICC                      North American              10,000           08/26/1997         08/26/2000
    Broker                                               Logistics Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
   Freight          XX          TPAFBO                   North American Van         200,000           10/31/1997         10/31/2000
  Indemnity                                              Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        MA          MA Turnpike              North American Van           4,500           12/02/1997         12/02/2000
                                Authority                Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   Property         US          ICC                      North American              10,000           01/08/1999         01/06/2000
    Broker                                               Forwarding, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    TYPE            ST            OBLIGEE                    PRINCIPAL                 AMOUNT          EFFECTIVE         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
   Freight          XX          TAAFLO                   North American Van         100,000           05/31/1999         05/31/2000
  Indemnity                                              Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Institutional       IN          Indiana, State           No. Amer. Van Lines          5,000           02/22/1999         02/22/2000
                                of                       dba CDL Plus
-----------------------------------------------------------------------------------------------------------------------------------
   Freight          XX          Pasha                    North American Van          30,000           04/06/1999         04/06/2000
  Indemnity                     International            Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Financial         KY          KY, Common               James E. Phillabaum          1,000           06/19/1999         06/19/2000
Responsibility                  wealth of
-----------------------------------------------------------------------------------------------------------------------------------
 Customs - US       US          Dept. of the             North American Van         200,000           05/02/1999         05/02/2000
                                Treasury                 Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Employment        IN          Indiana, State           North American Van           5,000           07/05/1999         07/05/2000
    Agency                      of                       Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Insurance         IL          IL Dept. of              James E. Phillabaum          2,600           03/13/1999         03/13/2000
   Producer                     Insurance
-----------------------------------------------------------------------------------------------------------------------------------
 Highway Use        OR          Oregon PUC               North American Van          30,000           06/06/1999         06/05/2000
                                                         Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        NJ          NJ Turnpike              North American Van          60,000           09/25/1996         09/25/1999
                                Authority                Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        IN          IN DOT/Toll              North American Van          30,000           09/26/1996         09/25/1999
                                Road Division            Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        OH          Ohio Turnpike            North American Van         100,000           09/25/1996         09/25/1999
                                Commission               Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Toll Charge        MA          MA Turnpike              North American Van          15,000           09/25/1998         09/25/1999
                                Authority                Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   Property         US          ICC                      Move Management             10,000           10/14/1998         10/14/1999
    Broker                                               Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Performance        US          GSA                      North American Van          20,000           11/01/1998         10/31/1999
                                                         Lines, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Customs Suff.       CN          Revenue                  NAVLCL dba All              20,000           12/15/1998         12/15/1999
     Whse                       Canada                   Cities NA
-----------------------------------------------------------------------------------------------------------------------------------
 Customs - ON       CN          Revenue                  North American Van          25,000           12/15/1998         12/15/1999
                                Canada                   Lines Canada Ltd.
-----------------------------------------------------------------------------------------------------------------------------------

                                  SAFECO BONDS

-----------------------------------------------------------------------------------------------------------------------------------
  BOND               Principal              Obligee                           Description                 Eff. &         Bond Amount
  NO.                                                                                                     Exp.
                                                                                                          Date
-----------------------------------------------------------------------------------------------------------------------------------
4788984              A Relocation           Federal Highway Admin-            License &                   1/31/99        $10,000
                     Solutions              Offc of M.C.                      Permit                      - 00
                     Management
                     Company
-----------------------------------------------------------------------------------------------------------------------------------
5894094              A.V.L.                 Federal Hwy Admin-Sec of          Property                    2/15/99        $10,000
                     Transportation         Ins.                              Broker's Surety             - 00
                     , Inc.                                                   Bond Under 49
                                                                              U.S.C.
-----------------------------------------------------------------------------------------------------------------------------------
4684527              Allied Freight         Trans-Pacific American            Freight                     11/17/9        $50,000
                     Forwarding,            Flag Berth Operators              Indemnity Bond              8 - 01
                     Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5083969              Allied Freight         Military Traffic Mgmt             Annual                      4/1/99 -       $189,990
                     Forwarding,            Command-Dept of Army              Performance                 00
                     Inc.                                                     Bond (Supply)
-----------------------------------------------------------------------------------------------------------------------------------
5353481              Allied Freight         Trans-Atlantic American           Freight                     3/4/99 -       $50,000
                     Forwarding,            Flag Liner Operators              Indemnity Bond              00
                     Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5685258              Allied Freight         Federal Maritime                  Non-Vessel                  2/14/99        $75,000
                     Forwarding,            Commission                        Operating                   - 00
                     Inc.                                                     Common Carrier
                                                                              Bond
-----------------------------------------------------------------------------------------------------------------------------------
5894093              Allied Freight         Federal Hwy Admin-Sec of          License &                   2/15/99        $10,000
                     Forwarding,            Insurance                         Permit                      - 00
                     Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5963086              Allied Freight         American President Lines,         Freight                     4/30/99        $125,000
                     Forwarding,            Ltd.                              Indemnity Bond              - 00
                     Inc.
-----------------------------------------------------------------------------------------------------------------------------------
4368750              Allied                 U.S.A. Federal Maritime           Federal                     7/9/99 -       $50,000
                     International          Commission                        Maritime                    00
                     N.A., Inc.                                               Commission
                                                                              Independent
                                                                              Ocean Freight
                                                                              Forwarder's
                                                                              Bond
-----------------------------------------------------------------------------------------------------------------------------------
4383534              Allied                 Federal Highway Admin.-           Broker's Surety             11/3/99        $10,000
                     International          Office of Motor Carriers          Bond Under                  - 00
                     N.A., Inc.                                               Section 211(C)
                                                                              of the Interstate
                                                                              Commerce Act
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                                                    SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
5685257         Allied               Federal Maritime                    Non-Vessel                    2/14/99          $75,000
                International        Commission                          Operating                     - 00
                N.A., Inc.                                               Common Carrier
                                                                         Bond
-----------------------------------------------------------------------------------------------------------------------------------
5877826         Allied               Federal Maritime                    Ocean Freight                 10/26/9          $40,000
                International        Commission                          Forwarder Bond                9 - 00
                N.A., Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5894072         Allied               GSA Centralized                     Performance                   11/1/99          $75,000
                International        Household Goods Traffic             Bond                          -
                N.A., Inc.           Mgmt Program                                                      9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
5894092         Allied               Federal Hwy Admin-Sec of            License &                     2/15/99          $10,000
                International        Insurance                           Permit                        - 00
                N.A., Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5894073         Allied               GSA Centralized                     Performance                   11/1/99          $20,000
                Relocation           Household Goods Traffic             Bond                          - 00
                Services, Inc.       Mgmt Program
-----------------------------------------------------------------------------------------------------------------------------------
5894079         Allied               GSA Centralized                     Performance                   10/31/9          $20,000
                Relocation           Household Goods Traffic             Bond                          9 - 00
                Services, Inc.       Mgmt Program
-----------------------------------------------------------------------------------------------------------------------------------
5913771         Allied               GSA Centralized                     Performance                   11/1/99          $75,000
                Relocation           Household Goods Traffic             Bond                          - 00
                Services, Inc.       Mgmt Program
-----------------------------------------------------------------------------------------------------------------------------------
892897          Allied Van           Commonwealth of                     License &                     8/11/99          $1,000
                Lines, Inc.          Kentucky, Div of Motor              Permit                        - 00
                                     Carriers
-----------------------------------------------------------------------------------------------------------------------------------
921826          Allied Van           Kentucky Dept. of Vehicle           License &                     6/21/99          $25,000
                Lines, Inc.          Regulations                         Permit                        - 00
-----------------------------------------------------------------------------------------------------------------------------------
2436352         Allied Van           State of California                 License &                     9/1/99 -         $15,000
                Lines, Inc.                                              Permit                        00
-----------------------------------------------------------------------------------------------------------------------------------
2537278         Allied Van           State of Texas                      License &                     5/27/99          $2,500
                Lines, Inc.                                              Permit                        - 02
-----------------------------------------------------------------------------------------------------------------------------------
2585794         Allied Van           Georgia Public Service              Miscellaneous                 12/23/9          $1,000
                Lines, Inc.          Commission                                                        8 - 99
-----------------------------------------------------------------------------------------------------------------------------------
2881637         Allied Van           United States of America            License &                     9/6/99 -         $10,000
                Lines, Inc.                                              Permit                        00
-----------------------------------------------------------------------------------------------------------------------------------
2894033         Allied Van           Trans-Atlantic American             Freight                       8/9/97 -         $50,000
                Lines &              Flag Liner Operators                Indemnity Bond                00
                Allied Int'l
                NA
-----------------------------------------------------------------------------------------------------------------------------------
4160704         Allied Van           State of Wyoming WC                 Financial                     10/28/9          $1,000
                Lines, Inc.          Officer The State Treasury          Guarantee                     9 - 00
-----------------------------------------------------------------------------------------------------------------------------------
5173518         Allied Van           United States of America            Carriers Bond                 8/28/99          $25,000
                Lines, Inc.                                                                            - 00
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS

-----------------------------------------------------------------------------------------------------------------------------------
5202597         Allied Van           Interstate Commerce                 License &                     11/22/9          $10,000
                Lines, Inc.          Commission                          Permit                        9 - 00
-----------------------------------------------------------------------------------------------------------------------------------
5749785         Allied Van           Military Traffic                    Performance                   1/15/99          $100,000
                Lines, Inc.          Management Command                  Bond                          - 00
-----------------------------------------------------------------------------------------------------------------------------------
5894091         Allied Van           Federal Hwy Admin-Sec of            License &                     2/15/99          $10,000
                Lines, Inc.          Ins.                                Permit                        - 00
-----------------------------------------------------------------------------------------------------------------------------------
5930666         Allied Van           Commonwealth of                     Court &                       4/28/99          $267,671
                Lines, Inc.          Pennsylvania                        Fiduciary                     - 00
-----------------------------------------------------------------------------------------------------------------------------------
5930667         Allied Van           Commonwealth of                     Court &                       4/28/99          $13,206
                Lines, Inc.          Pennsylvania                        Fiduciary                     - 00
-----------------------------------------------------------------------------------------------------------------------------------
5894082         TransGuard           California Dept. of Ins.            License &                     1/30/99          $10,000
                General                                                  Permit                        - 00
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5899897         TransGuard           State of IL Dept. of Ins.           License &                     5/8/99 -         $32,500
                General                                                  Permit                        00
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5963063         TransGuard           New Hampshire Ins. Dept.            License &                     1/25/99          $2,500
                General                                                  Permit                        - 00
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5963064         TransGuard           General Treasurer of                License &                     1/25/99          $5,000
                General              Rhode Island                        Permit                        - 00
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5963065         TransGuard           Arizona Ins. Licensing              License &                     1/25/99          $1,000
                General              Section                             Permit                        - 00
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5963066         TransGuard           Indiana Dept. of Insurance          License &                     1/25/99          $2,500
                General                                                  Permit                        - 00
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5963069         TransGuard           Insurance Administration            License &                     4/30/99          $10,000
                General                                                  Permit                        - 01
                Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5946258         Trident              Federal Maritime                    Non-Vessel                    5/1/99 -         $75,000
                Transport            Commission                          Operating                     00
                International,                                           Comm Carrier
                Inc.                                                     Bond
-----------------------------------------------------------------------------------------------------------------------------------
2383279         Vanguard Ins.        State of Nevada                     License &                     1/21/98          $5,000
                Agency, Inc.                                             Permit                        - 01
-----------------------------------------------------------------------------------------------------------------------------------
2383281         Vanguard Ins.        General Treasurer of the            License &                     1/21/98          $1,000
                Agency, Inc.         State of Rhode Island               Permit                        - 01
-----------------------------------------------------------------------------------------------------------------------------------
2585804         Vanguard Ins.        State of IL                         License &                     2/28/97          $50,000
                Agency, Inc.                                             Permit                        - 00
-----------------------------------------------------------------------------------------------------------------------------------
2868052         Vanguard Ins.        Pennsylvania Dept. of Ins.          License &                     5/8/99 -         $2,500
                Agency, Inc.                                             Permit                        02



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
4791951         Vanguard Ins.        New York Dept. of Ins.              License &                     5/21/9 -         $2,500
                Agency, Inc.         Broker Div.                         Permit                        00
-----------------------------------------------------------------------------------------------------------------------------------
5083972         Vanguard Ins.        State of Oklahoma                   License &                     2/5/99 -         $2,500
                Agency, Inc.                                             Permit                        00
-----------------------------------------------------------------------------------------------------------------------------------
5083981         Vanguard Ins.        North Dakota Dept. of Ins.          License &                     2/11/99          $20,000
                Agency, Inc.                                             Permit                        - 00
-----------------------------------------------------------------------------------------------------------------------------------
5257390         Vanguard Ins.        State of Maryland - Ins.            License &                     6/30/99          $10,000
                Agency, Inc.         Div.                                Permit                        - 00
-----------------------------------------------------------------------------------------------------------------------------------
5759494         Vanguard Ins.        Arizona Dept. of Ins.               Non Resident                  5/24/99          $1,000
                Agency, Inc.                                             Ins. Broker                   - 00
-----------------------------------------------------------------------------------------------------------------------------------
5873083         Vanguard Ins.        IL Director of Ins. Broker          License &                     5/8/99 -         $20,000
                Agency, Inc.         Licensing Div.                      Permit                        00
-----------------------------------------------------------------------------------------------------------------------------------
2383275         Vanguard Ins.        People of the State of              License &                     1/24/98          $10,000
                Agency, Inc.         Idaho                               Permit                        - 01
-----------------------------------------------------------------------------------------------------------------------------------
2382853         Vanguard Ins.        State of New Hampshire              License &                     5/9/98 -         $1,000
                Agency, Inc.                                             Permit                        01
-----------------------------------------------------------------------------------------------------------------------------------
2223941         Vanguard Ins.        California Dept. of Ins.            License &                     2/22/99          $10,000
                Agency, Inc.                                             Permit                        - 02
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS

                                                           Attachment 8.3(j)(57)

-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION

-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            10/08/1992                  Pitney Bowes Credit Corp            Specified Leases
                                          003038407
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            05/14/1993                  Pitney Bowes Credit Corp            Specified Leases
                                          003121627
-----------------------------------------------------------------------------------------------------------------------------------
Cook Illinois              JUD            08/04/1995                  Daniel M. Salata                    $598.00
                                          95M3 2536
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            07/29/1994                  Donald T. Markland                  $5,000.00
                                          9274
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            08/02/1993                  Felicia C. Willis                   There are no proceedings
                                          621619                                                          pending to enforce any
                                                                                                          judgment in connection
                                                                                                          with this case. The
                                                                                                          Borrower will determine
                                                                                                          and report to the
                                                                                                          Administrative Agent the
                                                                                                          status of this case.
-----------------------------------------------------------------------------------------------------------------------------------
Jefferson Texas            JUD            12/20/1996                  Jerry Peveto et al                  Settled
                                          82146
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Dallas Texas               JUD            12/13/1983                  Kathy Keown                         $11.00
                                          02436935
-----------------------------------------------------------------------------------------------------------------------------------
Brazoria Texas             JUD            05/01/1995                  Southwest Sids                      $3,046.00
                                          15284A                      Research Institute
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            09/07/1989                  First Choice Bank                   Specified Leases
                                          002618815
-----------------------------------------------------------------------------------------------------------------------------------
Cook Illinois              STL            02/03/1993                  Internal Revenue Service            $9,237.00
                                          93086377
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          STL            02/01/1993                  Internal Revenue Service            $9,237.00
                                          16752
-----------------------------------------------------------------------------------------------------------------------------------
Cook Illinois              JUD            01/28/1993                  American President Lines            $541.00
                                          92M1 183263
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            05/25/1989                  Chrysler Systems Leasing Inc.       Specified Leases
                                          002579304
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            07/28/1989                  Chrysler Systems Leasing Inc.       Specified Leases
                                          002603793
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            09/14/1989                  Chrysler Systems Leasing Inc.       Specified Leases
                                          002621470
-----------------------------------------------------------------------------------------------------------------------------------


Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            05/14/1991                  Chrysler Systems Leasing Inc.       Specified Leases, Leased
                                          002850766                                                       Equipment, and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            07/11/1991                  Chrysler Systems Leasing Inc.       Specified Leases, Leased
                                          002871555                                                       Equipment, and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            03/24/1992                  Chrysler Systems Leasing Inc.       Specified Leases, Leased
                                          002964746                                                       Equipment, and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            08/11/1992                  Chrysler Systems Leasing Inc.       Specified Leases, Leased
                                          003018576                                                       Computer Equipment
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            04/23/1998                  Fleet Capital Corp as Agent         Leased Equipment, Leased
                                          003839606                                                       Computer Equipment and
                                                                                                          Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            03/07/1984                  General Electric Credit Corp        Specified Leases
                                          001844628
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            03/07/1984                  General Electric Credit Corp        Specified Leases
                                          001844648
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            12/19/1998                  General Electric Credit Corp        Specified Leases, Leased
                                          002512367                                                       Equipment, Specified
                                                                                                          Chattel Paper, Including
                                                                                                          Proceeds
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                      COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            12/19/1998                  General Electric Credit Corp       Specified Equipment,
                                          002512368                                                      Leased Equipment,
                                                                                                         Vehicles, Including
                                                                                                         Proceeds and Products
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            07/07/1994                  IBM Corp                           Specified Equipment,
                                          00328788                                                       Specified Computer
                                                                                                         Equipment and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            08/10/1990                  Pitney Bowes Credit Group          Specified Leases, Specified
                                          002749733                                                      Equipment and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            01/10/1985                  QRZX Leasing Co Inc., DBA          Specified Leases
                                          001952699                   Great Western Leasing
-----------------------------------------------------------------------------------------------------------------------------------
Du Page Illinois           JUD            04/10/1995                  Peggy J. Wilson                    $15,689.00
                                          95AR 572
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            06/13/1984                  Irving Abrams                      There are no proceedings
                                          J553928                                                        pending to enforce any
                                                                                                         judgment in connection
                                                                                                         with this case. The
                                                                                                         Borrower will determine
                                                                                                         and report to the
                                                                                                         Administrative Agent the
                                                                                                         status of this case.
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            06/01/1998                  Acosta Albert                       $7,883.00
                                          700733
-----------------------------------------------------------------------------------------------------------------------------------
Tarrant Texas              JUD            05/26/1988                  Other Party; Allied Van Lines Inc.  $1,157.00
                                          00346213
-----------------------------------------------------------------------------------------------------------------------------------
Jefferson Texas            JUD            03/17/1995                  Anthony Walters                     Settled
                                          B151307
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            11/10/1995                  Charles D. Morgan                   Settled
                                          56164
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            08/10/1993                  Cotton Moving & Storage Inc.        Settled
                                          9341347334
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            07/15/1993                  CYD D. Dillahunty                   Settled
                                          60913
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            12/21/1995                  Dale Glass MD                       Settled
                                          9561390
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Smith Texas                JUD            08/02/1996                  Daniel Bruce Groves                 There are no proceedings
                                          39225                                                           pending to enforce any
                                                                                                          judgment in connection
                                                                                                          with this case. The
                                                                                                          Borrower will determine
                                                                                                          and report to the
                                                                                                          Administrative Agent the
                                                                                                          status of this case.
-----------------------------------------------------------------------------------------------------------------------------------
Bexar Texas                JUD            08/03/1993                  Deborah Jamail                      Judgment Satisfied
                                          210/610
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            01/11/1994                  Gary Allen Jackson                  $5,000.00
                                          940134961
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            07/02/1984                  Other Party; Houston NW             There are no proceedings
                                          J582963                     Aviation Inc.                       pending to enforce any
                                                                                                          judgment in connection
                                                                                                          with this case. The
                                                                                                          Borrower will determine
                                                                                                          and report to the
                                                                                                          Administrative Agent the
                                                                                                          status of this case.
-----------------------------------------------------------------------------------------------------------------------------------
Galveston Texas            JUD            05/30/1997                  Hugh House et al                    $12,400.00
                                          SC6699
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
McLennan Texas             JUD            11/28/1994                  Lawrence E. Greenwood               Settled
                                          9442073
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            01/12/1996                  Michael D. Rowland et al            Settled
                                          9601741
-----------------------------------------------------------------------------------------------------------------------------------
Galveston Texas            JUD            03/09/1994                  Murray Reynolds                     $10,000.00
                                          94CV0247
-----------------------------------------------------------------------------------------------------------------------------------
Harris Texas               JUD            03/08//1995                 Murray Reynolds                     $10,000.00
                                          951202955
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Texas           JUD            07/21/1993                  Paul Baraai                         $195,770.00
                                          930702080CV
-----------------------------------------------------------------------------------------------------------------------------------
Dallas Texas               JUD            01/07/1980                  Other Party; Allied Van Lines Inc.  $1,588.20
                                          00052195
-----------------------------------------------------------------------------------------------------------------------------------
Dallas Texas               JUD            08/30/1979                  Other Party; Allied Van Lines Inc.  $1,588.20
                                          01715428
-----------------------------------------------------------------------------------------------------------------------------------
Hidalgo Texas              JUD            12/12/1994                  Scott Breittenwischer               Settled
                                          CL25359D
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            07/18/1989                  AT&T Credit Corp                    Specified Leases
                                          002599620
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS


-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            09/01/1989                  AT&T Credit Corp                    Specified Leases
                                          002617239
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            12/04/1989                  AT&T Credit Corp                    Specified Leases
                                          002652035
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            03/20/1989                  Capital Associates International    Specified Leases
                                          002549280                   Inc.
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            04/10/1989                  Chrysler Systems Leasing Inc.       Specified Leases
                                          002558544
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            11/20/1989                  Chrysler Systems Leasing Inc.       Specified Leases
                                          002647161
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            03/24/1992                  Chrysler Systems Leasing Inc.       Specified Leases, Leased
                                          002964745                                                       Equipment and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            03/21/1990                  COM - L 1989-B Corp                 Specified Leases, Leased
                                          002693221                                                       Business
                                                                                                          Machinery/Equipment and
                                                                                                          Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            09/20/1989                  Comdisco Inc.                       Specified Leases
                                          002624073                                                       (computer printers)
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            02/07/1989                  Mt. Greenwood Bank                  Specified Leases
                                          002533035
-----------------------------------------------------------------------------------------------------------------------------------



Charee/SafecoBonds

                                  SAFECO BONDS

-----------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               SERVICE        FILE DATE AND NUMBER        SECURED PARTY                       COLLATERAL DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
State of Illinois          UCC            06/27/1989                  Mid-States Financial Corp.          Specified Leases, Leased
                                          002591956                                                       Equipment and Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
Dallas Texas               JUD            05/25/1994                  Charlie Nzeakor                     $2,000.00
                                          29400079N
-----------------------------------------------------------------------------------------------------------------------------------
State of Texas             UCC            06/01/1999                  MCI Capital Services                Specified accounts
                                          9900106189                                                      receivable
-----------------------------------------------------------------------------------------------------------------------------------
State of Texas             UCC            10/10/1995                  Home Juice Co.                      Specified Equipment
                                          003455490                                                       (Cafeteria Equipment)
-----------------------------------------------------------------------------------------------------------------------------------

UCC = UCC   STL = State Tax Lien   FTL = Federal Tax Lien   JUD = Judgment Lien



Charee/SafecoBonds